UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Institutional Financial Markets, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[    ], 2013

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Institutional Financial Markets, Inc., which will be held on Thursday, July 25, 2013, at 9:00 a.m., local time, at the offices of Duane Morris LLP, at 1540 Broadway, New York, New York 10036.

On or about June 17, 2013, we will have mailed to our stockholders our proxy materials. The attached proxy statement, with the accompanying formal notice of the meeting, describes the matters expected to be acted upon at the meeting. We urge you to review these materials carefully and to take part in the affairs of our company by voting on the matters described in the proxy statement.

Your vote is very important. You may vote by completing and returning the enclosed proxy card in the postage-paid envelope provided, via a toll-free telephone number, over the Internet, or by attending the meeting and voting in person. Instructions regarding these methods of voting are contained in our proxy materials. If you attend the meeting, you may continue to have your shares of common stock or preferred stock voted as instructed in your proxy, or you may withdraw your proxy at the meeting and vote your shares of common stock or preferred stock in person. We look forward to seeing you at the meeting.

On behalf of our management team and our Board of Directors, I would like to express our appreciation for your continued support of Institutional Financial Markets, Inc.

Sincerely,

Daniel G. Cohen

Chairman and Chief Executive Officer

ELECTRONIC AND TELEPHONE PROXY AUTHORIZATION

Institutional Financial Markets, Inc.’s stockholders of record on the close of business on May 24, 2013, the record date for the 2013 annual meeting of stockholders, may authorize their proxies to vote their shares by telephone or Internet by following the instructions in Institutional Financial Markets, Inc.’s proxy materials. If you have any questions regarding how to authorize your proxy by telephone or Internet, please call Institutional Financial Markets, Inc. Investor Relations at (215) 701-8952.

INSTITUTIONAL FINANCIAL MARKETS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Institutional Financial Markets, Inc.:

Notice is hereby given that the annual meeting of stockholders of Institutional Financial Markets, Inc., a Maryland corporation, will be held on Thursday, July 25, 2013, at 9:00 a.m., local time, at the offices of Duane Morris LLP, at 1540 Broadway, New York, New York 10036, to consider and vote on the following matters:

1. To elect eight directors, each to serve until the next annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier death, resignation or retirement;

2. To approve the issuance of shares of the Company’s common stock, par value $0.001 per share (the “common stock”) in connection with the Securities Purchase Agreements (together, the “Securities Purchase Agreements”), (i) by and among the Company, Mead Park Capital Partners LLC and Mead Park Holdings LP, and (ii) by and between the Company and Cohen Bros. Financial, LLC, of which Mr. Daniel G. Cohen, our Chairman, Chief Executive Officer and Chief Investment Officer, is the sole member;

3. To approve, on an advisory basis, the compensation of the named executive officers of the Company, as disclosed in the proxy statement;

4. To vote, on an advisory basis, on the frequency of the advisory vote to approve the compensation of the named executive officers of the Company;

5. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2013; and

6. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on May 24, 2013 as the record date for determining the stockholders entitled to notice of, and to vote at, the annual meeting, and at any adjournments or postponements thereof. Only stockholders of record of the common stock, and our Series E Voting Non-Convertible Preferred Stock, par value $0.001 per share, at the close of business on that date will be entitled to notice of, and to vote at, the annual meeting and at any adjournments or postponements thereof.

Your vote is very important. Accordingly, you are asked to vote, whether or not you plan to attend the meeting. You may vote: (1) by telephone, by calling the toll-free number as instructed in our proxy materials, (2) by using the Internet, as instructed in our proxy materials, (3) by mail, by marking, signing, dating and returning the accompanying proxy card in the postage-paid envelope that we have provided, or (4) by attending the meeting in person. For specific instructions on voting, please refer to our proxy materials or the information forwarded to your broker, bank or other holder of record. Any stockholder of our company attending the meeting may vote in person even if he or she has previously voted using the telephone, the Internet or a proxy card. If you plan to attend the meeting to vote in person and your shares are registered with our transfer agent, Computershare, in the name of a broker, bank, or other nominee, you must obtain a proxy issued in your name from such broker, bank or other nominee.

By Order of the Board of Directors,

Rachael Fink

Secretary

[    ], 2013

Philadelphia, Pennsylvania

ATTENDANCE AT ANNUAL MEETING—ADMISSION POLICY AND PROCEDURES

The 2013 Annual Meeting of Stockholders (the “meeting”) of Institutional Financial Markets, Inc. (the “Company”) will begin promptly at 9:00 a.m., New York City time. All attendees must present a valid photo identification to be admitted to the meeting. Cameras (including cellular phones or PDAs with photographic capabilities), recording devices and other electronic devices, and the use of cellular phones or PDAs, will not be permitted at the meeting. Representatives will be at the entrance to the meeting and these representatives will have the authority, on the Company’s behalf, to determine whether the admission policy and procedures have been followed and whether you will be granted admission to the meeting.

Admission Policy

Attendance at the meeting is limited to:

(A) Stockholders of record (“record holders”) on the close of business on May 24, 2013, the record date for the meeting, or authorized representatives of entities who are record holders. Authorized representatives of entities who are record holders must present a letter from the entity certifying to their status as an authorized representative.

(B) Stockholders whose shares are held for them by banks, brokerages or other intermediaries (“beneficial holders”). Beneficial holders must present evidence of their ownership, such as a letter from the bank, broker or other intermediary confirming ownership, or the relevant portion of a bank or brokerage firm account statement.

(C) Authorized representatives of entities who are beneficial holders. In addition to any evidence required under (B), above, authorized representatives must present: (1) a letter from the record holder certifying to the beneficial ownership of the entity they represent, and (2) a letter from the entity certifying to their status as an authorized representative.

i

INSTITUTIONAL FINANCIAL MARKETS, INC.

Cira Centre, 2929 Arch Street, 17th Floor

Philadelphia, Pennsylvania 19104

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On July 25, 2013

INFORMATION ABOUT THE ANNUAL MEETING

Introduction

Why You Have Received This Proxy Statement

You have received these proxy materials because the Board of Directors of Institutional Financial Markets, Inc., a Maryland corporation, or the Company, is soliciting your proxy to vote your shares at the 2013 annual meeting of stockholders to be held on Thursday, July 25, 2013, at 9:00 a.m., local time, at the offices of Duane Morris LLP, at 1540 Broadway, New York, New York 10036, or at any postponement or adjournment of the meeting. This proxy statement includes information that we are required to provide to you under the rules of the U.S. Securities and Exchange Commission, or the SEC, and that is designed to assist you in voting your shares.

Who May Vote

Only holders of record of shares of our common stock, par value $0.001 per share, which is referred to herein as common stock, and our Series E Voting Non-Convertible Preferred Stock, par value $0.001 per share, which is referred to herein as Series E Preferred Stock, at the close of business on May 24, 2013, the record date for the annual meeting, are entitled to receive notice of, and to vote at, the meeting or any adjournment or postponement thereof. Each stockholder of record on the record date is entitled to one vote on each matter properly brought before the meeting for each share of common stock and each share of Series E Preferred Stock held.

How You May Vote

You may vote using any of the following methods:

•

BY MAIL: Mark, sign, and date your proxy card and return it in the postage-paid envelope that we have provided. The named proxies will vote your shares according to your directions. If you submit a signed proxy card without indicating your vote, the named proxies will vote your shares FOR the election of each nominee for director; FOR the issuance of shares of the Company’s common stock in connection with the Securities Purchase Agreements (together, the “Securities Purchase Agreements”), by and among the Company, Mead Park Capital Partners LLC (the “MP Buyer”) and Mead Park Holdings LP, and by and between the Company and Cohen Bros. Financial, LLC; FOR the approval of the compensation of the Company’s named executive officers; FOR holding an advisory vote on executive compensation once every three years; and FOR the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013.

•

BY TELEPHONE OR OVER THE INTERNET: Authorize a proxy by telephone or over the Internet by following the instructions in the proxy card. If you hold shares of the Company’s common stock in “street name,” please refer to the voting instruction form used by your broker, bank or nominee to see if you may submit voting instructions using the telephone or the Internet. If you vote by telephone or via the Internet, you do not need to return a proxy card.

•

BY ATTENDING THE ANNUAL MEETING IN PERSON: Attend the meeting and vote in person. If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy from the record holder, executed in your favor, and bring it with you to hand in with your ballot, in order to be able to vote in person at the meeting.

We encourage stockholders to submit proxies in advance. Voting by proxy will in no way limit your right to attend and vote at the meeting if you later decide to attend in person. If you are or hold a proxy from a record holder, then you may revoke your proxy at any time before it is exercised by: (a) giving written notice of revocation no later than the commencement of the meeting to our Secretary, Rachael Fink, at Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104; (b) delivering no later than the commencement of the meeting a properly executed, later-dated proxy; or (c) voting in person at the meeting.

If your shares are held in “street name” by a broker or other nominee, you should follow the instructions provided by your broker or other nominee to submit, change or revoke your voting instructions.

The named proxies will vote in accordance with your instructions on the matters set forth above and will vote upon any other business that may properly come before the meeting in their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If you are a holder of record of common stock or Series E Preferred Stock and you return a properly-executed proxy, but do not provide instructions as to one or more matters, the persons named as proxies intend to cast all of the votes you are entitled to cast FOR the election of each nominee for director; FOR the issuance of shares of the Company’s common stock in connection with the Securities Purchase Agreements; FOR the approval of the compensation of the Company’s named executive officers; FOR holding an advisory vote on executive compensation once every three years; and FOR the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013. Other than the matters set forth in this proxy statement and any procedural matters relating to the matters set forth herein, we are not aware of any other nominees for election as directors or other business that may properly be brought before the annual meeting.

Quorum

The presence, in person or represented by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting is necessary to constitute a quorum at the meeting. As of the record date, there were 12,237,104 shares of common stock outstanding and entitled to vote at the meeting and 4,983,557 shares of Series E Preferred Stock outstanding and entitled to vote at the meeting. The common stock and the Series E Preferred Stock vote together on all matters. Each stockholder of record on the record date is entitled to one vote on each matter properly brought before the meeting for each share of common stock and each share of Series E Preferred Stock held.

If a quorum is not present at the meeting, the stockholders, present in person or represented by proxy, have, or the presiding officer at the meeting has, the power to adjourn the meeting until a quorum is present or represented. Under Maryland law, the presiding officer at the meeting also has the power to adjourn the meeting for any reason, regardless of whether a quorum is present.

Required Vote to Approve Each Proposal

For Proposal One (election of directors), the eight nominees receiving a plurality of the votes cast (that is, the eight nominees receiving the greatest number of votes) will be elected to the Board of Directors of the Company (the “Board” or the “Board of Directors”). A proxy marked “withhold” with respect to the election of a director will not be voted as to the director indicated, but will be counted for purposes of determining whether there is a quorum.

In order to be approved, Proposals Two (issuance of shares of common stock in connection with the Securities Purchase Agreements), Three (advisory vote on executive compensation), Four (advisory vote on frequency of approval of executive compensation), and Five (ratification of the appointment of the independent registered public accounting firm) each require the affirmative vote of the majority of all of the votes cast by stockholders present in person or represented by proxy at the meeting and entitled to vote thereon.

For purposes of Proposals One (the election of directors), Two (issuance of shares of common stock in connection with the Securities Purchase Agreements), Three (advisory vote on executive compensation), Four (advisory vote on frequency of approval of executive compensation), Proposal Five (ratification of the appointment of the independent registered public accounting firm) and the approval of any other matters properly presented at the meeting, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. A “broker non-vote” results when a broker, bank or other nominee properly executes and returns a proxy but indicates that the nominee is not voting with respect to a particular matter because the nominee has not received voting instructions from the beneficial owner.

Please note that brokerage firms or other nominees may not vote your shares with respect to matters that are not “routine” under the rules that guide how most brokers vote your stock. Proposals One (the election of directors), Two (issuance of shares of common stock in connection with the Securities Purchase Agreements), Three (advisory vote on executive compensation), and Four (advisory vote on frequency of approval of executive compensation), are not “routine” matters. Accordingly, most brokerage firms or other nominees may not vote your shares with respect to such proposals without specific instructions from you as to how your shares are to be voted. Proposal Five (ratification of the appointment of the independent registered public accounting firm) is a “routine” matter.

As of the record date, our executive officers and directors beneficially own, in the aggregate, shares of the Company’s securities representing approximately 39.8% of the votes entitled to be cast at the meeting, and intend to vote FOR the election of each nominee for director; FOR the issuance of shares of the Company’s common stock in connection with the Securities Purchase Agreements; FOR the approval of the compensation of the Company’s named executive officers; FOR holding an advisory vote on executive compensation once every three years; and FOR the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013. In addition, in connection with the transactions contemplated by the Securities Purchase Agreements, each member of the Board of Directors and certain other stockholders and members of management, collectively representing approximately 52% of the Company’s outstanding voting securities as of the record date, have entered into Voting Agreements, pursuant to which they have agreed to vote for the election of each nominee for director and for the issuance of common stock in connection with the Securities Purchase Agreements. Based on the above, the election of each nominee for director and the issuance of common stock in connection with the Securities Purchase Agreements are virtually assured, and the approval of the compensation of our named executive officers, the Board’s recommendation to have the vote on approval of compensation of our named executive officers conducted once every three years, and the ratification of the appointment of Grant Thornton LLP, are highly likely.

None of the Proposals, if approved, entitle stockholders to appraisal rights under Maryland law or our charter documents.

Other Information to Review Before Voting

This proxy statement and our Annual Report on Form 10-K are both available on our website at http://www.ifmi.com. The Annual Report on Form 10-K does not constitute a part of this proxy statement.

Householding of Proxy Material

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” can result in cost savings. A number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single copy of our proxy statement and other proxy materials will be delivered to multiple stockholders who share an address unless we received contrary instructions from the impacted stockholders prior to the mailing date. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of the proxy statement and other proxy materials, please notify your broker or direct your request in writing or by phone to our Secretary, Rachael Fink, at Institutional Financial Markets, Inc., 2929 Arch Street, 17th Floor, Philadelphia, PA 19104; phone: (215) 701-9555.

If you are a stockholder sharing an address with another stockholder who receives multiple copies of the proxy materials and wish to request “householding” of your communications, please contact us at the above address or telephone number.

Cost of Proxy Solicitation

All expenses in connection with the solicitation of proxies will be borne by us. In addition to solicitation by mail, proxies may be solicited on our behalf by our directors, officers or employees in person, by telephone, facsimile or by other electronic means. In accordance with SEC regulations and the rules of the NYSE MKT, we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in connection with mailing proxies and proxy materials and soliciting proxies from the beneficial owners of our common stock.

Questions and Additional Copies

If you have any questions with respect to the Company or the matters described herein, or questions about how to submit your proxy, or if you need additional copies of this proxy statement or the proxy card, you should contact:

Institutional Financial Markets, Inc.

Cira Centre

2929 Arch Street, 17th Floor

Philadelphia, Pennsylvania 19104

Attn: Investor Relations

Phone: (215) 701-8952

Email: investorrelations@ifmi.com

PROPOSAL ONE—ELECTION OF DIRECTORS

Pursuant to the Maryland General Corporation Law and our charter and Bylaws, our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors, based on the recommendation of its Nominating and Corporate Governance Committee, has nominated six of its ten current directors, Messrs. Cohen, Costello, Dawson, Donovan, Haraburda, and Subin, and has also nominated Mr. Jack J. DiMaio, Jr., the Chief Executive Officer and founder of the Mead Park group of companies, and Mr. Christopher Ricciardi, a member of the MP Buyer, a founding principal of the Mead Park group of companies, and our former President, for election as directors at the annual meeting, each to serve until the next annual meeting of stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation or retirement.

Our Nominating and Corporate Governance Committee knows of no reason why any of these nominees would be unable or unwilling to serve on the Board of Directors, but if any individual named above should be unable or unwilling to serve, the named proxies will vote FOR the election of such other person for director as the Board of Directors, based on the recommendation of our Nominating and Corporate Governance Committee, may nominate in the place of such individual.

Names of Directors and Biographical Information; Director Qualifications

Daniel G. Cohen, age 43, has served as Chief Executive Officer and Chief Investment Officer of the Company since December 16, 2009 and as the Chairman of the Company’s Board of Directors since October 6, 2006. Mr. Cohen served as the executive Chairman of the Company from October 18, 2006 through December 16, 2009. In addition, Mr. Cohen has served as the Chairman of the board of managers of our majority owned subsidiary, IFMI, LLC, since 2001, as the Chief Investment Officer of IFMI, LLC since October 2008, and as Chief Executive Officer of IFMI, LLC since December 16, 2009. Mr. Cohen has been the Chairman and Chief Executive Officer of C&Co/PrinceRidge Partners LLC (formerly known as PrinceRidge Partners LLC), or PrinceRidge Partners, an indirect subsidiary of the Company, since July 19, 2012. Mr. Cohen is also a director and the Chief Investment Officer of Cohen & Company Financial Management Limited, an indirect subsidiary of the Company and an Financial Conduct Authority regulated investment advisor and broker-dealer focusing on the European capital markets. Mr. Cohen is currently a director of Star Asia Finance, Limited, or Star Asia, a permanent capital vehicle investing in Asian commercial real estate. Mr. Cohen previously served as Chief Executive Officer of RAIT Financial Trust (NYSE: RAS), a real estate finance company focused on the commercial real estate industry, from December 2006 when it merged with Taberna Realty Finance Trust to February 2009, and served as a trustee from the date RAIT acquired Taberna until his resignation from that position on February 26, 2010. Mr. Cohen was Chairman of the board of trustees of Taberna Realty Finance Trust from its inception in March 2005 until December 2006 and its Chief Executive Officer from March 2005 to December 2006. From 1998 to 2000, Mr. Cohen served as the Chief Operating Officer of Resource America Inc., a publicly traded asset management company with interests in energy, real estate and financial services. Mr. Cohen served as Chairman of Cohen Financial Group, Inc. since its inception in April 2007 until its liquidation in February 2012. Mr. Cohen served as a director of Muni Funding Company of America, LLC, a company investing in middle-market non-profit organizations until it merged with Tiptree Financial Partners, L.P. in June 2011. Since 2000, Mr. Cohen has been the Chairman of the Board of Directors of The Bancorp, Inc. (NASDAQ: TBBK), a holding company for The Bancorp Bank, which provides various commercial and retail banking products and services to small and mid-size businesses and their principals in the United States. Mr. Cohen also served as the Chairman of the Board of Dekania Acquisition Corp. (NYSE: DEK), a publicly held business combination company focused on acquiring businesses that operate within the insurance industry, from its inception in February 2006 until December 2006, and remained a director of Dekania Acquisition Corp until its liquidation in February 2009. Mr. Cohen served as a member of the board of directors of TRM Corporation (OTC: TRMM), a publicly held consumer services company, from 2000 to September 2006 and as its Chairman from 2003 to September 2006. From 1997 to 1999, Mr. Cohen was a director of Jefferson Bank of Pennsylvania, a commercial bank acquired by Hudson United Bancorp in 1999. Mr. Cohen is a member of the Academy of the University of Pennsylvania, a member of the Visiting Committees for the Humanities and a member of the Paris Center of the University of Chicago. Mr. Cohen is also a Trustee of the List College Board of the Jewish Theological Seminary, a Trustee of the American Academy in Rome, and a Trustee of the Arete Foundation.

Thomas P. Costello, age 67, has served as our director and Chairman of our Audit Committee since October 6, 2006. Mr. Costello served as a trustee and Chairman of the audit committee of Alesco Financial Trust’s board of trustees from January 2006 until Sunset’s merger with Alesco Financial Trust, or AFT. Mr. Costello served as a director for KPMG LLP from 2002 to 2004. Prior to that, he was employed at Arthur Andersen LLP for 35 years, including serving as National Practice Director from 1996 to 2002, where he was responsible for the accounting and audit practices of the Arthur Andersen offices in the southeast region of the United States. From 1985 to 1996, he served as partner in charge of the accounting and audit practice in Arthur Andersen’s Philadelphia office. Prior to that, he acted as engagement partner where he served clients in numerous industries and worked with both large multinational and small and mid-sized public companies. From December 2006 to February 2011 Mr. Costello served on the board of directors, and was the Chairman of the audit committee, of Advanta Corp., a Pennsylvania-based financial services company that is in the process of liquidation. Mr. Costello also is a member of the Board of Trustees of Thomas Jefferson University Hospital. Mr. Costello is a Certified Public Accountant.

G. Steven Dawson, age 55, has served as our director since January 11, 2005 and currently serves as the Chairman of our Nominating and Corporate Governance Committee and a member of our Investment Committee. Mr. Dawson was previously a member of the compensation committee and nominating and corporate governance committee for Sunset Financial Resources, Inc. and was also the Chairman of Sunset’s special committee in connection with Sunset’s merger with AFT. Mr. Dawson is a private investor and in addition to his current board activities noted above, he has, from time to time, served on the boards of other public and private companies. He currently serves on the board of directors of Medical Properties Trust (NYSE: MPW), a Birmingham, Alabama-based REIT specializing in the ownership of acute care facilities and related medical properties (Chairman of the audit committee) and American Campus Communities (NYSE: ACC), an Austin-based equity REIT focused on student housing (Chairman of the audit committee; member of the compensation committee). From 1990 to 2003, Mr. Dawson served as Chief Financial Officer of Camden Property Trust and its predecessors, a multi-family REIT based in Houston with apartment operations, construction and development activities throughout the United States.

Jack J. DiMaio, Jr., age 46, is the founder and Chief Executive Officer of the Mead Park group of companies and has served in this capacity since September 2011. Prior to founding Mead Park, Mr. DiMaio was a Managing Director and Global Head of Interest Rate, Credit and Currency Trading of Morgan Stanley, and served in this capacity from September 2009 to August 2011. In addition, Mr. DiMaio served as a member of Morgan Stanley’s Management Committee during his tenure at the firm. Prior to joining Morgan Stanley, Mr. DiMaio co-founded DiMaio Ahmad Capital LLC, a New York-based asset manager specializing in credit markets, and served as the Chief Executive Officer and Managing Partner from February 2005 to August 2009. Before founding DiMaio Ahmad Capital LLC, Mr. DiMaio was a Managing Director and Head of the Diversified Credit Hedge Fund Group at Credit Suisse Alternative Capital, Inc. from March 2004 to February 2005. Prior to that time, Mr. DiMaio was the Chief Executive Officer of Alternative Investments at Credit Suisse Asset Management. In addition, Mr. DiMaio was an Executive Board Member of Credit Suisse Securities (USA), Inc. and of Credit Suisse Asset Management. Mr. DiMaio joined Credit Suisse in 1989, and, after completing its sales and trading program, he joined Credit Suisse’s credit research group. In 1990, Mr. DiMaio joined the Credit Suisse corporate bond trading desk where he was appointed Head Trader in 1995 and the Department Head in 1996. At the end of 1997, Mr. DiMaio was appointed Head of Credit Suisse Global Credit Trading. In 2000, Mr. DiMaio was responsible for Credit Suisse’s entire Global Credit Products Cluster and was named Head of Fixed Income Division North America. Mr. DiMaio holds a B.S. in Finance from New York Institute of Technology.

Joseph M. Donovan, age 58, has served as our director since December 16, 2009 and currently serves as a member of the Compensation Committee and the Chairman of our Investment Committee. Mr. Donovan is currently retired. Prior to his retirement in January 2007, Mr. Donovan was Chairman of Credit Suisse’s ABS and debt financing group, which he led since March 2000. Prior to that, Mr. Donovan was a managing director and head of asset finance at Prudential Securities from 1998 to 2000 and at Smith Barney from 1995 to 1997. Mr. Donovan began his banking career at The First Boston Corporation in 1983, ultimately becoming a managing director at CS First Boston, where he served as Chief Operating Officer of the Investment Banking Department from 1992 to 1995. Mr. Donovan received his MBA from The Wharton School and has a degree in Accountancy from the University of Notre Dame. Mr. Donovan is the Non-Executive Chairman of the Board and Chairman of the audit committee of FLY Leasing Limited (formerly known as Babcock & Brown Air Limited) (NYSE: FLY), an aircraft leasing company headquartered in Dublin, Ireland. Mr. Donovan was a director of RAM Holdings, Ltd. (NASDAQ:

RAMR), a Bermuda-based provider of financial guaranty reinsurance, until his resignation from that position on March 1, 2010. Mr. Donovan joined the board of directors of the Homeownership Preservation Foundation, a non-profit organization, in January 2010.

Jack Haraburda, age 74, has served as our director, a member of our Nominating and Corporate Governance Committee (except for a seven month period in 2010) and the Chairman of our Compensation Committee since October 6, 2006. Mr. Haraburda served as a trustee and Chairman of the compensation committee of AFT’s board of trustees from January 2006 until Sunset’s merger with AFT. Mr. Haraburda is the managing partner of CJH Securities Information Group, a professional coaching business. Mr. Haraburda served as managing director for the Philadelphia Complex of Merrill Lynch, Pierce, Fenner & Smith Incorporated from 2003 to 2005. He has also served in various positions at Merrill Lynch from 1984 until 2003, including as managing director of Merrill Lynch’s Princeton Complex, resident Vice President of Merrill Lynch’s Philadelphia Main Line Complex, marketing director and national sales manager of Merrill Lynch Life Agency and Chairman of Merrill Lynch Metals Company. From 1980 to 1984, he was managing director of Comark Securities, a government securities dealer. From 1968 until 1980, he served as a financial advisor, national sales manager for the Commodity Division, manager of the Atlanta Commodity Office and the Bala Cynwyd office of Merrill Lynch.

Christopher Ricciardi, age 44, is a founding principal of the Mead Park group of companies and has served in that capacity since September 2011. Mr. Ricciardi is a member of the MP Buyer. Prior to joining Mead Park, from February 2006 until August 2011, Mr. Ricciardi served as President of the Company, served as President and Chief Executive Officer of IFMI, LLC, and as a member of the board of managers of IFMI, LLC. Mr. Ricciardi served as Chief Executive Officer and as a director of Cohen Financial Group, Inc. from its inception in April 2007 until August 2011. Mr. Ricciardi has held various positions with Dekania Acquisition Corp., Muni Funding Company of America, LLC, the Strategos Deep Value Hedge Fund entities and the Brigadier Hedge Fund entities. Prior to joining IFMI, LLC, Mr. Ricciardi was a Managing Director and Global Head of Structured Credit Products for Merrill Lynch. Prior to joining Merrill Lynch in April 2003, Mr. Ricciardi was a Managing Director and Head of U.S. Structured Credit Products at Credit Suisse. Mr. Ricciardi began his career at Prudential Securities. Mr. Ricciardi has been a member of the advisory boards of The Robins School of Business (University of Richmond) and the Richmond Council (University of Richmond) since 2007. Mr. Ricciardi joined the board of the LSE Centennial Fund, a charitable organization created for the purpose of supporting and advancing the London School of Economics’ mission of research and teaching excellence in the social sciences, in 2010. He earned a B.A. from the University of Richmond with one term at the London School of Economics and an M.B.A. from the Wharton School at the University of Pennsylvania. He is also a CFA charterholder.

Neil S. Subin, age 48, is Chairman of the Board of Broadbill Investment Partners, LP, a private investment fund, since 2011. Mr. Subin founded and has been the managing director and president of Trendex Capital Management, a private investment fund focusing primarily on financially distressed companies, since its formation in 1991. Prior to forming Trendex Capital, Mr. Subin was a private investor from 1988 to 1991 and was an associate with Oppenheimer & Co. from 1986 to 1988. Mr. Subin has served as a director of Phosphate Holdings, Inc. (OTC: PHOS.PK) since November 2010, as a director of Hancock Fabrics, Inc. (OTC: HKFI.PK), since August 2009, as a director of Primus Telecommunications Group, Incorporated (OTCBB: PMUG.OB) since July 2009, and as a director of Federal-Mogul Corporation (NASDAQ: FDML) since December 2007. Mr. Subin served as a director of Movie Gallery, Inc. (OTC: MOVIQ.PK), from May 2008 to December 2010 and a director of FiberTower Corporation (NASDAQ: FTWR) from December 2001 to December 2009.

When determining whether it is appropriate to re-nominate a current director to continue on the Board of Directors, the Board focuses primarily on the information provided in each of the director’s individual biographies set forth above and its knowledge of the character and strengths of the sitting directors. With respect to Mr. Cohen, the Company considered his years of executive leadership with IFMI, LLC as well as other companies, his extensive investment experience and his expertise in strategic planning and business expansion. With regard to Mr. Costello, the Company considered his significant audit experience as well as his expertise and background with regard to accounting and financial matters generally. With regard to Mr. Dawson, the Company considered his experience as a director of the Company and its predecessors as well as his prior experience as the Chief Financial Officer of a public company and as an independent director for other public companies. With regard to Mr. Donovan, the Company considered his extensive capital markets experience and his general expertise and background with regard to accounting and financial matters. With regard to Mr. Haraburda, the Company considered his experience as a director of the Company and its predecessors, including as Chair of the Compensation Committee, as well as his extensive knowledge of the securities business. With regard to Mr. Subin, the Company considered his extensive experience and expertise in the investment management field, particularly with respect to investing in financially distressed companies.

As described in greater detail in Proposal Two (issuance of shares of common stock in connection with the Securities Purchase Agreements) below, under the Securities Purchase Agreement, or the MP Purchase Agreement, by and among the Company, the MP Buyer, and Mead Park Holdings LP, at the Company’s 2013 annual meeting of stockholders, the Board of Directors agreed to nominate Messrs. DiMaio and Ricciardi for election to the Board of Directors. The Board believes that Mr. DiMaio’s significant experience in the financial services industry, including serving in management positions of other financial institutions, will benefit the Board and the Company by providing a unique perspective to corporate strategy and business development. Further, Mr. Ricciardi’s extensive leadership both at the Company and in the financial services industry generally, as well as his deep understanding of the Company, its products and its businesses, will benefit the Board and the Company. The Company has the obligation to continue to nominate two individuals designated by the MP Buyer to the Board of Directors in the future so long as the ownership thresholds described below are satisfied and provided that the individuals satisfy applicable legal requirements, requirements under the Company’s governing documents and customary director qualification standards. In addition, under the Securities Purchase Agreement, or the Cohen Purchase Agreement, by and between the Company and Cohen Bros. Financial, LLC, or the Cohen Buyer, of which Daniel G. Cohen, our Chief Executive Officer and Chief Investment Officer, is the sole member, the Company has the obligation to nominate Mr. Cohen to the Board of Directors in the future so long as the ownership threshold described below is satisfied. The closing of the transactions contemplated under the Securities Purchase Agreements is subject to the satisfaction of certain conditions, including that the Board of Directors consists of Messrs. Cohen, DiMaio and Ricciardi, and five of the Company’s current independent directors.

Legal Proceedings

None of our directors or executive officers has been involved in any events enumerated under Item 401(f) of Regulation S-K during the past ten years that are material to an evaluation of the ability or integrity of such persons to be our directors or executive officers.

No material proceedings exist in which any of our directors or executive officers is an adverse party to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

Family Relationships

There is no family relationship between any of our directors or executive officers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE EIGHT NOMINEES LISTED ABOVE IN PROPOSAL ONE. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE VOTED FOR SUCH NOMINEES.

PROPOSAL TWO—APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK IN CONNECTION WITH THE SECURITIES PURCHASE AGREEMENTS

On May 9, 2013, the Company entered into the MP Purchase Agreement, pursuant to which the MP Buyer has agreed to purchase from the Company (i) an aggregate of 1,949,167 newly issued shares of common stock, or the MP Common Shares, for a purchase price of $2.00 per share, representing an aggregate purchase price of $3,898,334; and (ii) a convertible senior promissory note, or the MP Note, in the aggregate principal amount of $5,847,501. Contemporaneously with the execution of the MP Purchase Agreement, the Company entered into the Cohen Purchase Agreement, pursuant which the Cohen Buyer has agreed to purchase from the Company (i) an aggregate of 800,000 newly issued shares of common stock, or the Cohen Common Shares and, together with the MP Common Shares, the Common Shares, for a purchase price of $2.00 per share, representing an aggregate purchase price of $1,600,000; and (ii) a convertible senior promissory note, or the Cohen Note and, together with the MP Note, the Notes, in the aggregate principal amount of $2,400,000.

At any time following the date upon which the Notes are issued, the holders thereof may convert all or any part of the outstanding principal amount thereunder into shares of common stock at a $3.00 per share conversion price, subject to certain customary anti-dilution adjustments. Assuming all interest incurred on the Notes is paid in cash, the Notes are convertible into 2,749,167 shares of common stock. However, pursuant to their terms (which are described in greater detail below), the Notes could become convertible into a maximum amount of 4,086,308 shares of common stock (the “Conversion Shares”).

Our common stock is listed on the NYSE MKT. Section 713(a) of the NYSE MKT Company Guide requires stockholder approval as a prerequisite to approval of applications to list additional shares that are issued in connection with a transaction involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into common stock) representing 20% or more of such issuer’s presently outstanding stock for less than the greater of book or market value of the stock.

With this Proposal Two, we are asking our stockholders to approve, in accordance with Section 713(a) of the NYSE MKT Company Guide, the issuance (the “Issuance”), of the Common Shares and the Conversion Shares. The NYSE MKT views the transactions contemplated by the Securities Purchase Agreements as a single financing transaction for purposes of the NYSE MKT rules. The Issuance is subject to stockholder approval pursuant to Section 713(a) of the NYSE MKT Company Guide because (i) the Issuance would represent more than 20% of our common stock (based on the 12,237,104 shares issued and outstanding as of the record date); and (ii) the purchase price of $2.00 per Common Share and the conversion price of $3.00 per Conversion Share represent prices which are lower than the book value per share of the common stock under generally accepted accounting principles in the United States, or GAAP.

Our Board of Directors has unanimously (with Mr. Cohen abstaining) approved the Issuance and has determined that approval of the Issuance is advisable and in the best interests of the Company and our stockholders.

In order to help you better understand the details of the Issuance and the investments in the Company by the MP Buyer and the Cohen Buyer, or the Transaction, we have provided below a general background of the Transaction as well as a summary of the material terms of the Securities Purchase Agreements and certain of the transactional documents which have been entered into by the Company in connection therewith, including the Notes. Throughout the process of considering the Transaction, the Special Committee (as described in more detail below) consulted with the Company’s management and their respective legal counsel regarding legal matters, and Sandler O’Neill & Partners, L.P. regarding financial matters. In addition, Mr. Cohen recused himself from all Board discussions and votes relating to the proposed Transaction, in which he has an interest (the Board of Directors, excluding Mr. Cohen, shall be referred to in the summary below as the independent directors).

Background of the Transaction

On or about February 29, 2012, Mr. Jack J. DiMaio, Jr., the Chief Executive Officer and founder of the Mead Park group of companies, and Mr. Christopher Ricciardi, a member of the MP Buyer, a founding principal of the Mead Park group of companies, and our former President, contacted the Company regarding their interest in a strategic transaction with the Company. For purposes of this Background to the Transaction, the term “Mead Park” shall refer to Mead Park Holdings LP and its affiliates.

On March 13, 2012, representatives of the Company and Mead Park met to discuss a potential transaction and entered into a Confidentiality Agreement (as later amended by the Letter Agreement re: Confidentiality Agreement, dated September 26, 2012, and extended by the Second Letter Agreement re: Confidentiality Agreement, dated March 12, 2013) pursuant to which each party agreed to safeguard the other party’s confidential information received in connection with a potential transaction. The Company subsequently provided Mead Park with access to an online dataroom and with access to certain of the Company’s non-public information concerning its business and operations.

On March 27, 2012, the Company and its outside counsel held a conference call with Mead Park and its outside counsel to discuss alternative structures of a potential transaction between Mead Park and the Company. Between March 2012 and August 2012, the discussions regarding a potential transaction were infrequent. On September 5, 2012, representatives of the Company and Mead Park met again to resume discussions regarding a potential transaction.

At a regularly scheduled meeting on October 25, 2012, the Board of Directors discussed a potential transaction. Members of Mead Park’s senior management team were invited to give a short presentation to the Board of Directors regarding their respective backgrounds and Mead Park’s business. In addition, Mr. Ricciardi reviewed the material terms of a proposed transaction. Under the Mead Park proposal, Mead Park would make a strategic investment in the Company in exchange for a convertible senior promissory note and would purchase of shares of common stock by means of a public tender offer. Following a discussion regarding Mead Park’s proposal, the independent directors determined that a special committee of independent directors, or the Special Committee, consisting of Mr. Donovan, as Chair, Mr. Subin and Mr. Ullom, should be established in order to engage in discussions with Mead Park and further evaluate Mead Park’s proposal.

Following the October 25, 2012 meeting, the transfer of information and the discussions between the Company and Mead Park slowed but resumed again in mid-December 2012.

On December 20, 2012, following some preliminary discussions with the Special Committee, Mead Park delivered to the Special Committee a proposal, or the Initial Term Sheet, which contained Mead Park’s proposed terms regarding the Transaction. The Initial Term Sheet provided, among other things, that MP Buyer would invest $7,000,000 in the Company and implement a public tender offer for up to 4,000,000 shares of the common stock at a price not less than $1.50 per share (which represented an approximate 30% premium to the then current trading price). In exchange for its $7,000,000 investment, the Company would issue to MP Buyer a convertible promissory note which would bear 10% interest annually and would be convertible, at MP Buyer’s option, into shares of common stock at a conversion price of $1.40 per share. The Initial Term Sheet also provided that participation in the purchase of the convertible promissory notes would be open to the Company’s management (including Mr. Cohen) on a pro rata basis in proportion to their existing common stock ownership immediately prior to the closing of the Transaction. In addition, under the Initial Term Sheet, the Board of Directors would be reconstituted, such that the new Board of Directors would consist of two members of the MP Buyer’s senior management team, and four of the Company’s current directors (including Mr. Cohen).

Following this meeting, the members of the Special Committee had informal discussions regarding the capital needs of the Company, including, the need to retire certain of the Company’s 10.50% contingent convertible senior notes due 2027, which become payable at the option of the holders thereof in May 2014.

On January 16, 2013, the Board of Directors met to further discuss the Transaction. Mr. Donovan reported that the Special Committee had not made any decisions regarding the Transaction, but that the Special Committee believed that the preliminary discussions with Mead Park had been positive and should continue. Mr. Donovan reviewed various aspects of the Transaction, including the potential infusion of new capital into the Company as a result of the contemplated investment, the proposed premium to the market price ($1.33 per share) at the time, and Mead Park’s commitment to expand business opportunities for the Company and its subsidiaries. Mr. Donovan concluded his summary by advising the Board of Directors that the Special Committee recommended that it be authorized to hire an independent financial advisor and legal counsel to move forward with the proposal, and the independent directors unanimously agreed that the Special Committee should hire advisors to move the proposed transaction forward.

Following this meeting, the Special Committee engaged Sandler O’Neill & Partners, L.P. (“Sandler O’Neill” or the “Financial Advisor”) to serve as independent financial advisor to the Special Committee, and Cooley LLP (the “Independent Counsel”) to serve as special independent legal counsel to the Special Committee.

After discussions, Mead Park and the Special Committee agreed that Mr. Cohen would be permitted to purchase a number of shares of common stock such that his ownership percentage thereof immediately following the Transaction would be equal to his ownership percentage immediately prior to the consummation of the Transaction. Simultaneously with such discussions, Mr. Cohen expressed an interest in transitioning his role at the Company from Chief Executive Officer to President of the Company’s European operations and his willingness to renegotiate the Cohen PrinceRidge Agreement and the Cohen IFMI Agreement (each as defined below) with no severance payment or other adverse consequence to the Company. The Special Committee agreed that the Cohen Buyer should be permitted to purchase shares of common stock and a convertible promissory note on substantially the same terms and conditions as those offered to the MP Buyer pursuant to the Transaction. Accordingly, the Company and Mr. Cohen agreed that, upon finalizing the definitive MP Purchase Agreement and the MP Note, the Cohen Purchase Agreement and the Cohen Note would be drafted and would contain substantially the same terms and conditions as the MP Purchase Agreement and MP Note, respectively. Additional details regarding the Securities Purchase Agreements and the Notes can be found below. The Special Committee and Mr. Cohen also agreed that the closing of the Transaction represented a prime opportunity to have Mr. Cohen assume his new role as Vice-Chairman of the Board and President of the Company’s European operations and Cohen & Company Financial Limited (formerly known as EuroDekania Management LTD), a wholly-owned subsidiary of the Company organized under the laws of the United Kingdom. Accordingly, the Special Committee and Mr. Cohen agreed that Mr. Cohen would enter into the Amended and Restated Cohen Employment Agreement, details of which can also be found below.

On February 14, 2013, the Board of Directors held a meeting at which representatives from the Financial Advisor were present. At the meeting, the representatives of the Financial Advisor reviewed the materials that they had prepared for the Board regarding capital raising in the current environment. The Financial Advisor’s representatives advised the Board that, among other things, in the recent past, several small broker-dealers had found it to be virtually impossible to raise capital. The Board of Directors and the Financial Advisor also discussed valuation, the possible structure and terms of the Transaction with Mead Park, and the proposed uses of new capital.

On March 11, 2013, the Company and Mead Park entered into a Letter Agreement pursuant to which the Company agreed, for a period of sixty days following the execution of such Letter Agreement, to, among other things, not engage in any activities or negotiations relating to or with respect to the sale of the Company’s capital stock, assets or business.

On March 13, 2013, the Special Committee held a meeting at which representatives from the Financial Advisor and the Independent Counsel were present. At such meeting, the Special Committee discussed the independent directors’ stated goals with respect to the proposed Transaction and the various potential structures of the Transaction. The Special Committee discussed the prospect of revising the Initial Term Sheet as a result of the then recent appreciation in the Company’s stock price.

Following the Special Committee’s March 13, 2013 meeting, there were extensive discussions between Mead Park and the Special Committee and its advisors regarding the Transaction, including the possibility of structuring the Transaction to include the sale of common stock by the Company and the issuance of a convertible senior promissory note with a conversion price to be set at a premium to the trading price of the common stock.

On March 20, 2013, the Special Committee held a meeting at which representatives from the Financial Advisor and the Independent Counsel were present. The Financial Advisor updated the Special Committee on its understanding regarding Mead Park’s proposal. The discussion focused on the proposed conversion features of a convertible senior promissory note. The Special Committee discussed the premium conversion price under the MP Note and also various potential features of the MP Note, including mandatory redemption rights, a payment in kind option, and appropriate maturity periods, and also considered Mead Park’s desire for a cash return.

Following the March 20, 2013 meeting, Mead Park proposed to the Company that the Transaction be structured to include the issuance of warrants to purchase common stock. Following such proposal, on March 22, 2013, the Special Committee held a meeting at which representatives from the Financial Advisor and the Independent Counsel were present. The Special Committee discussed the new request for warrants to be issued following the consummation of the Transaction, as well as the conversion price under the MP Note and the interest rate under the MP Note. The Special Committee discussed its concern that several of Mead Park’s requests greatly diverged from the terms of the Initial Term Sheet. Following further discussion, the Special Committee asked the Financial Advisor to communicate back to Mead Park the Special Committee’s disinclination to accept Mead Park’s new terms.

On approximately March 25, 2013, Mead Park proposed to the Special Committee that Mead Park should be entitled to appoint certain members of the Board of Directors and to appoint the Chairman of the Board.

On April 1, 2013, the Special Committee held a meeting at which representatives from the Independent Counsel and the Financial Advisor were present. The Special Committee discussed the current Mead Park proposal, and considered various permutations of specific terms, , and the value to the Company of the investment in its latest form. The Financial Advisor discussed with the Special Committee the challenges that smaller companies faced when trying to raise new capital, particularly in the financial services industry and noted that the Transaction was attractively priced and was likely without substantial execution risk. The Special Committee then discussed several private placements of various market comparables in the industry. The Special Committee discussed alternative investment possibilities and the likely impediments to completing a public offering. The Special Committee also reviewed the challenges that the Company would face if it were to proceed with an alternative private placement of its common stock. The Special Committee then discussed the potential benefits, other than an infusion of capital, that an investment from MP Buyer could bring to the Company, including structured product expertise, and the expertise of the proposed new members of the Board of Directors. The Special Committee determined that it was generally in favor of the consummation of the Transaction and that the terms of the Transaction should be presented to the entire Board of Directors.

On April 2, 2013, Mead Park delivered to the Special Committee a revised term sheet, or the Revised Term Sheet. The Revised Term Sheet provided, among other things, that MP Buyer would invest $4,000,000 in the Company in exchange for 2,000,000 newly-issued shares of common stock, and would invest $6,000,000 in the Company in exchange for a convertible senior promissory note. The convertible senior promissory note would bear 8% interest annually, with coupon payments to be made quarterly as follows: (i) if dividends of $0.02 or more per share were paid on the common stock in any fiscal quarter prior to an interest payment date, then the Company would be required to pay the interest payable on such date in cash; (ii) if dividends of $0.01 per share were paid on the common stock in any fiscal quarter prior to an interest payment date, then the Company would be permitted to pay one-half of the interest payable on such date in cash, and the remaining one-half of the interest otherwise payable would be added to the principal amount of the note then outstanding; and (iii) if no dividends were paid on the common stock in the fiscal quarter prior to an interest payment date, then the Company would be permitted to make no payment in cash of the interest payable on such date, and all of the interest otherwise payable on such date would be added to the principal amount of the note then outstanding. The convertible senior promissory note would be convertible, at MP Buyer’s option, into 2,000,000 shares of common stock at a conversion price of $3.00 per share. Under the Revised Term Sheet, Mr. Cohen would be permitted to purchase a number of shares of common stock such that his ownership percentage thereof immediately following the Transaction would be equal to his ownership percentage immediately prior to the consummation of the Transaction.

On April 3, 2013, the Special Committee held a meeting at which a representative from the Independent Counsel was present. The Special Committee discussed the Revised Term Sheet and the Transaction generally. The Special Committee concluded that the proposed Transaction merited review by the Board of Directors. The fact that the Transaction would likely require a stockholder vote, the possibility of a rights offering and the Financial Advisor’s recommendation to accept the proposal were then discussed. The Special Committee also discussed the facts that the Company would benefit from Mead Park’s commitments regarding expanded business opportunities as well as MP Buyer’s cash infusion into the Company. The directors then discussed the possible pros and cons of a rights offering, based on the timing of a transaction, as well as the importance of obtaining a fairness opinion. After further discussion, the Special Committee again concluded that it was in favor of the Transaction but did not want to pursue a rights offering.

On April 8, 2013, the Board of Directors met to discuss the status of the Transaction. The Special Committee informed the Board of Directors that negotiations concerning the Revised Term Sheet had progressed and that the Special Committee strongly endorsed moving forward with the Transaction. Following further discussion, the independent directors instructed the Company’s outside counsel to prepare initial drafts of the MP Purchase Agreement, the MP Note and the related transactional documents.

On April 16, 2013, representatives of the Company’s legal counsel delivered to MP Buyer and its legal counsel initial drafts of a securities purchase agreement and the form of convertible senior promissory note. Following such date, drafts of the transactional documents to be entered into pursuant to the Securities Purchase Agreements were circulated among the parties and their respective legal counsel, as well as to the Special Committee and to the Independent Counsel. Until the Securities Purchase Agreements and the related transactional documents, including the Notes, were executed on May 9, 2013, the terms and conditions thereof were negotiated among the parties thereto, with the advice of their respective legal counsel, including the Independent Counsel, and multiple drafts of each such document were circulated to the parties thereto and their respective legal counsel, including the Independent Counsel.

On April 22, 2013, the Special Committee held a meeting at which a representative from each of the Financial Advisor and the Independent Counsel were present. Mr. Donovan reported that, primarily as the result of the Company’s 2013 first quarter losses, MP Buyer had expressed a desire to reduce (the “Proposed Price Reduction”) its proposed purchase price for the MP Common Shares by $0.30 per share (to $1.70 per share) and the conversion price of the MP Conversion Shares (as defined below) by $0.30 per share (to $2.70 per share). The directors discussed their views regarding the Proposed Price Reduction and the attractiveness of the Transaction in its newly proposed state. Following such discussions, the Special Committee asked the Financial Advisor representative to communicate to MP Buyer that the Special Committee was inclined not to proceed with the Transaction if it included the Proposed Price Reduction.

Later on April 22, 2013, the Special Committee held a second meeting at which a representative from each of the Financial Advisor and the Independent Counsel were present. The Financial Advisor representative reported on his call with Mr. Ricciardi, who expressed a reluctance to retract the Proposed Price Reduction. The Special Committee discussed alternative means of addressing this matter, and, over the next day, each member of the Special Committee spoke separately with Messrs. Ricciardi and DiMaio regarding the Proposed Price Reduction.

On April 23, 2013, the Special Committee held a meeting at which a representative from each of the Financial Advisor and the Independent Counsel were present. Mr. Donovan reported on Mr. Subin’s recent meeting with Messrs. DiMaio and Ricciardi. Mr. Donovan reported that he had also met with the Company’s Chief Financial Officer to discuss the Proposed Price Reduction. Messrs. Subin and Ullom reported that they had spoken with Messrs. DiMaio and Ricciardi regarding the Proposed Price Reduction and the negative implications of changing the terms of the Transaction at such a late stage in the negotiations. Messrs. Subin and Ullom reported that MP Buyer was considering the retraction of the Proposed Price Reduction. The Special Committee then resolved to defer contacting MP Buyer regarding these matters until the Board of Directors’ meeting scheduled for April 25, 2013 in order to learn more about the views of the other independent directors regarding the Transaction.

On April 25, 2013, MP Buyer communicated to the Special Committee that it would agree to forgo the Proposed Price Reduction.

On April 25, 2013, at a regularly scheduled meeting of the Board of Directors, the Board of Directors discussed the status of the Transaction. At the meeting, representatives of the Company’s outside legal counsel made a presentation to the members of the Board regarding duties of directors under the Maryland General Corporation Law and under the Company’s charter. The Board then discussed its view that the Transaction was favorable as compared to a liquidation of the Company.

On April 26, 2013, the Special Committee instructed the Company’s outside legal counsel to prepare drafts of the Cohen Purchase Agreement and the related transactional documents, including the Cohen Note, in each case with substantially the same terms and conditions as the draft MP Purchase Agreement, the draft MP Note and the related transactional documents. Over the next several days, similar changes were made to each of the Securities Purchase Agreements and the related transactional documents based on negotiations between the parties thereto.

On April 30, 2013, an initial draft of the Amended and Restated Cohen Employment Agreement, the terms of which were being negotiated by Mr. Cohen and the Special Committee, was circulated to MP Buyer and its legal counsel. Consistent with what had been agreed to by the Special Committee and MP Buyer, the Amended and Restated Cohen Agreement provided that Mr. Cohen would serve as Vice Chairman of the Board of Directors, Vice Chairman of the Board of Managers of IFMI, LLC, President of Cohen & Company Financial Limited, and President and Chief Executive of the Company’s European business. Following such initial circulation, Mr. Cohen and the Special Committee further negotiated the terms and conditions of the Amended and Restated Cohen Employment Agreement, with the advice of the Independent Counsel and input from MP Buyer and its legal counsel, and the final terms and conditions of the Amended and Restated Cohen Employment Agreement were approved by the Company’s Compensation Committee prior to the execution thereof.

From approximately May 4, 2013 to May 8, 2013, the Special Committee and MP Buyer discussed the mechanism by which MP Buyer would be permitted to appoint nominees for election to the Board of Directors following the consummation of the Transaction. Ultimately, after multiple discussions between the parties, it was agreed that at the Company’s 2013 annual meeting of stockholders, the Board of Directors will nominate Messrs. DiMaio and Ricciardi for election to the Board of Directors. In addition, it was also agreed that, following the 2013 annual meeting, at any meeting at which the Company’s stockholders may vote for the election of directors, for so long as the MP Buyer, Mead Park or any of their controlled affiliates and principals collectively own (i) 15% or more of the Company’s outstanding Common Stock (counting for such purposes all IFMI Units and all MP Conversion Shares as outstanding shares of common stock), the MP Buyer shall be permitted to designate two individuals to stand for election at such meeting; and (ii) less than 15% but greater than or equal to 10% of the Company’s outstanding Common Stock (counting for such purposes all IFMI Units and all MP Conversion Shares as outstanding shares of common stock), the MP Buyer shall be permitted to designate one individual to stand for election at such meeting. Lastly, if the collective ownership of the MP Buyer, Mead Park and any of their controlled affiliates and principals falls below these thresholds, MP Buyer agreed to cause its representative or representatives, as applicable, to resign from the Board of Directors. The foregoing terms were heavily negotiated between the Special Committee and the parties to the MP Purchase Agreement with the advice of their respective legal counsel.

On May 6, 2013, the Board of Directors held a meeting at which all members of the Board of Directors were present, and at which representatives from the Financial Advisor and the Independent Counsel, and representatives from Duane Morris LLP, as outside counsel to the Company, were present. Mr. Donovan reported on the status of the negotiations with MP Buyer and the documentation of the Transaction and that the Special Committee was in favor of the Company’s entering into the Transaction. The Financial Advisor then presented a report prepared concerning the fairness of the Transaction. The Financial Advisor concluded its report by stating that that it was of the opinion that the purchase price of $2.00 per Common Share and the conversion price of $3.00 per Conversion Share was fair to the Company and its unaffiliated stockholders from a financial point of view, and that the Financial Advisor would be issuing a written fairness opinion to that effect (additional details regarding such opinion, which was issued by the Financial Advisor on May 9, 2013, can be found below). The independent directors then reviewed and discussed in detail the terms and conditions of Securities Purchase Agreements and the other documents to be executed by the Company in connection therewith, including the Notes, the Registration Rights Agreement, the Amended and Restated Cohen Employment Agreement and the Voting Agreements (each of which is described in greater detail below). After such review, and based upon the presentations made to the Board of Directors at the May 6, 2013 meeting and at prior meetings, including the Financial Advisor’s presentation regarding the fairness of the Transaction to the Company and its unaffiliated stockholders, and based upon the foregoing and such other matters as were deemed relevant by the independent directors, and after due consideration of its duties under applicable law, the independent directors determined that the Company’s execution and delivery of the Securities Purchase Agreements and its consummation of the transactions contemplated thereunder were advisable and in the best interest of the Company. Accordingly, the Board of Directors unanimously (with Mr. Cohen abstaining) authorized and approved the Company’s entering into the various Transaction Documents.

Following certain final negotiated changes to the Securities Purchase Agreements and the related transactional documents between the parties thereto, each of which were approved by the Special Committee, the Securities Purchase Agreements and the related transactional documents were executed on May 9, 2013.

Summary of the Transaction Documents

The following is a summary of the material terms of the Securities Purchase Agreements, and certain of the transactional documents which have been entered into by the Company in connection therewith, including the Notes. The Securities Purchase Agreements are attached hereto as Annexes A-1 and A-2 and are incorporated by reference herein. The following summary is general in nature and is qualified by reference to the full text of the relevant documents summarized below, each of which is attached as an exhibit to our Current Report on Form 8-K filed with the SEC on May 13, 2013, and each of which is incorporated herein by reference. Stockholders desiring a more complete understanding of the terms of the Securities Purchase Agreements and the transactional documents themselves are urged to read that Current Report on Form 8-K, the full text of the Securities Purchase Agreements attached as Annexes A-1 and A-2 hereto, and the full text of the transactional documents, each of which is available to the public, free of charge, at the website maintained by the SEC at http://www.sec.gov.

Description of the Securities Purchase Agreements

On May 9, 2013, the Company entered into the MP Purchase Agreement with the MP Buyer and Mead Park. Pursuant to the MP Purchase Agreement, the MP Buyer has agreed to purchase from the Company, and the Company has agreed to issue and to sell to the MP Buyer, (i) the MP Common Shares; and (ii) the MP Note.

Pursuant to the MP Purchase Agreement, on the date of the closing of the transactions contemplated by the MP Purchase Agreement, or the MP Closing, the MP Buyer will pay to the Company, in cash, an aggregate of $9,745,835 in consideration of the MP Common Shares and the MP Note.

Under the MP Purchase Agreement, not later than forty-five days after the execution of the MP Purchase Agreement, the Company agreed to call its 2013 annual meeting of stockholders in order to vote on the approval of the Issuance, and the Board of Directors agreed to recommend that the Company’s stockholders vote to approve the Issuance.

The MP Purchase Agreement also provides that, at the Company’s 2013 annual meeting of stockholders, the Board of Directors will nominate Messrs. DiMaio and Ricciardi for election to the Board of Directors, recommend their election to the stockholders, and solicit proxies for their election. Following the 2013 annual meeting, at any meeting at which the Company’s stockholders may vote for the election of directors, for so long as the MP Buyer, Mead Park or any of their controlled affiliates and principals collectively own (i) 15% or more of the Company’s outstanding common stock (counting for such purposes all IFMI Units and all MP Conversion Shares as outstanding shares of common stock), the MP Buyer may designate two individuals to stand for election at such meeting; and (ii) at least 10% of the Company’s outstanding common stock (counting for such purposes all IFMI Units and all MP Conversion Shares as outstanding shares of common stock) (a “Minority Ownership Interest”), the MP Buyer may designate one individual to stand for election at such meeting. If the collective ownership of the MP Buyer, Mead Park and any of their controlled affiliates and principals falls below these thresholds, then the MP Buyer has agreed to cause its representative or representatives, as applicable, to resign from the Board of Directors.

Under the MP Purchase Agreement, as soon as reasonably practicable following the MP Closing, and thereafter for so long as the MP Buyer, Mead Park or any of their controlled affiliates and principals collectively own a Minority Ownership Interest and Mr. DiMaio is a Company director and agrees to act as Chairman of the Board of Directors, the Company has agreed to cause Mr. DiMaio to be elected and appointed as the Chairman of the Board of Directors. In addition, for so long as the MP Buyer, Mead Park or any of their controlled affiliates and principals collectively own a Minority Ownership Interest, and both (i) Mr. DiMaio is no longer Chairman of the Board of Directors due to his death, disqualification or removal from office as director, and (ii) Mr. Ricciardi is a member of the Board of Directors and agrees to act as Chairman thereof, then the Company has agreed to cause Mr. Ricciardi to be elected and appointed as the Chairman of the Board of Directors. In all other situations (including in the event Mr. DiMaio resigns or retires from his positions as Chairman of the Board of Directors), the Chairman of the Board of Directors will be elected and appointed pursuant to the Company’s bylaws.

The MP Purchase Agreement provides that, after the MP Closing, for so long as the MP Buyer, Mead Park or any of their controlled affiliates and principals collectively own a Minority Ownership Interest, at any time that the Company or IFMI, LLC makes any public or nonpublic offering or sale of any new equity securities, the MP Buyer must be afforded the opportunity to acquire, on the same terms, an amount of such equity securities such that the MP Buyer can maintain the same ownership percentage of such equity securities as it enjoyed immediately prior to such issuance.

Further, following the MP Closing, for so long as the MP Buyer, Mead Park or any of their controlled affiliates and principals collectively own a Minority Ownership Interest, the Company may not redeem, recapitalize or repurchase any shares of capital stock of the Company or any securities that are convertible into or exchangeable into or exercisable for capital stock of the Company unless the MP Buyer is given the right to participate in such redemption, recapitalization, or repurchase in a pro rata manner.

Under the MP Purchase Agreement, following the MP Closing, for so long as the MP Buyer, Mead Park or any of their controlled affiliates and principals collectively own a Minority Ownership Interest, Mead Park shall use its reasonable best efforts to (i) provide the Company with access to information regarding the funding relationships of Mead Park and its affiliates; (ii) assist the Company in establishing business relationships with credit trading desks at other institutions; (iii) source new corporate medium-term notes and new annuities for distribution through the Company’s distribution channels; (iv) assist the Company with sourcing external personnel to expand key business lines within the Company; and (v) introduce the Company to potential sources of capital. In addition, Mead Park shall, to the extent commercially practicable, offer PrinceRidge the opportunity to serve as a co-manager for the placement of securities in connection with collateralized loan obligation (CLO) products and other similar securitization transactions sponsored and/or managed by Mead Park or its controlled affiliates, on commercially reasonable and arms’ length terms.

Under the MP Purchase Agreement, the MP Closing is subject to the satisfaction of certain conditions, including, without limitation, that (i) the NYSE MKT approves the listing of, and the Company’s stockholders approve the issuance of, the Common Shares and the Conversion Shares; (ii) the Board of Directors consists of Messrs. Cohen, DiMaio and Ricciardi, and five of the Company’s current independent directors; (iii) Mr. DiMaio is appointed as Chairman of the Board of Directors and Mr. Cohen is appointed as Vice-Chairman of the Board of Directors and President of the Company’s European operations, including the President of Cohen & Company Financial Limited; and (iv) pursuant to the Cohen Purchase Agreement, at the time of the MP Closing, the Cohen Buyer purchases the Cohen Common Shares and the Cohen Note.

Pursuant to the MP Purchase Agreement, each party shall bear its own expenses in connection with the Transaction. However, if the MP Purchase Agreement is terminated under certain circumstances, then the Company will reimburse the MP Buyer for all out-of-pocket expenses incurred by the MP Buyer and its affiliates in connection with the Transaction (including fees and expenses of counsel), up to $300,000.

The MP Purchase Agreement contains customary termination provisions and the MP Buyer and the Company offer customary indemnifications thereunder. Further, the MP Buyer and the Company provide each other with customary representations and warranties and the Company makes customary affirmative covenants.

Under the MP Purchase Agreement, the proceeds from the purchase and sale of the MP Common Stock and the MP Note are to be used by the Company for general corporate purposes.

Contemporaneously with the execution of the MP Purchase Agreement, the Company entered into the Cohen Purchase Agreement with the Cohen Buyer. Pursuant to the Cohen Purchase Agreement, the Cohen Buyer has agreed to purchase from the Company, and the Company has agreed to issue and to sell to the Cohen Buyer (i) the Cohen Common Shares; and (ii) the Cohen Note.

The material terms and conditions of the Cohen Purchase Agreement are substantially the same as the MP Purchase Agreement. However, the Cohen Purchase Agreement provides that, at any meeting at which the stockholders may vote for the election of directors, for so long as the Cohen Buyer or any of its controlled affiliates and principals or any members of Daniel G. Cohen’s “Family Group” (as defined in the Cohen Purchase Agreement) collectively own 10% or more of the Company’s outstanding common stock (counting for such purposes all IFMI Units and all shares of common stock into which the Cohen Note is convertible as outstanding shares of common stock), the Cohen Buyer may designate one individual to stand for election at such meeting. If the collective ownership of the Cohen Buyer and any of its controlled affiliates and principals and members of Mr. Cohen’s Family Group falls below this threshold, then the Cohen Buyer has agreed to cause its representative to resign. Under the Cohen Purchase Agreement, the Cohen Buyer may assign its rights or obligations thereunder to its and Daniel G. Cohen’s controlled affiliates, principals and Family Group members without the consent of the Company.

Description of the Notes

As described above, at the MP Closing, the MP Note will be issued to the MP Buyer in the aggregate principal amount of $5,847,501. Under the MP Note, the outstanding principal amount is due and payable to the holder thereof, in full, five years following the issuance of the MP Note, unless it is earlier converted (in the manner described below). The MP Note accrues 8% interest per year, payable quarterly. If no event of default has occurred under the MP Note, (i) if dividends of less than $0.02 per share are paid on the common stock in any fiscal quarter prior to an interest payment date, then the Company may pay one-half of the interest payable on such date in cash, and the remaining one-half of the interest otherwise payable will be added to the principal amount of the MP Note then outstanding; and (ii) if no dividends are paid on the common stock in the fiscal quarter prior to an interest payment date, then the Company may make no payment in cash of the interest payable on such date, and all of the interest otherwise payable on such date will be added to the principal amount of the MP Note then outstanding. Accordingly, the MP Note will be convertible into up to an aggregate of 1,949,167 shares of common stock assuming all of the interest thereunder is paid to the holders thereof in cash, and up to an aggregate of 2,897,204 shares (the “MP Conversion Shares”) of common stock assuming none of the interest thereunder is paid to the holders thereof in cash.

The MP Note contains a customary “Events of Default” clause. Upon the occurrence or existence of any “Event of Default” under the MP Note, the outstanding principal amount is (or in certain instances, at the option of the holder thereof, may be) immediately accelerated. Further, upon the occurrence of any “Event of Default” under the MP Note and for so long as such Event of Default continues, all principal, interest and other amounts payable under the MP Note will bear interest at a rate equal to 9% per year. The MP Note may not be prepaid in whole or in part prior to the maturity date without the prior written consent of the holder thereof (which may be granted or withheld in its sole discretion).

At any time following the date upon which the MP Note is issued, the holder thereof may convert all or any part of the outstanding principal amount of the MP Note into shares of common stock at a $3.00 per share conversion price, subject to certain customary anti-dilution adjustments.

The indebtedness evidenced by the MP Note and the payment of all principal, interest and any other amounts payable thereunder (i) is senior to all indebtedness of the Company incurred following the date of the MP Note, and any subordinated or junior subordinated indebtedness of the Company outstanding as of the date of the MP Note, and (ii) ranks pari passu to the Cohen Note and any other senior obligations of the Company outstanding as of the date of the MP Note.

The terms of the MP Note and the Cohen Note are substantially identical. Because the Cohen Note will be in the aggregate principal amount of $2,400,000, it will be convertible into up to an aggregate of 800,000 shares of common stock assuming all of the interest thereunder is paid to the holders thereof in cash, and up to an aggregate of 1,189,104 shares (the “Cohen Conversion Shares”) of common stock assuming none of the interest thereunder is paid to the holders thereof in cash.

Based on the above, together, the Notes will be convertible into up to an aggregate of 2,749,167 shares of common stock assuming all of the interest thereunder is paid to the holders thereof in cash, and up to an aggregate of 4,086,308 shares of common stock assuming none of the interest thereunder is paid to the holders thereof in cash.

Description of the Registration Rights Agreement

Contemporaneously with the execution of the Securities Purchase Agreements, the Company, the MP Buyer and the Cohen Buyer entered into a Registration Rights Agreement, or the Registration Rights Agreement, which will become effective as of the date of the closings under the Securities Purchase Agreements, or the Effective Date. Pursuant to the Registration Rights Agreement, the Company agreed to, no later than thirty days after the Effective Date, file a registration statement for the resale of the Common Shares and the Conversion Shares. The Company will use its reasonable best efforts to cause the registration statement to become effective as soon as practicable after the filing thereof and remain continuously effective for a period of three years, and the Company will file a new registration statement upon request of the MP Buyer or Mr. Cohen.

In addition, in the event that the Company proposes to register any of its common stock in connection with an underwritten public offering (whether an offering of common stock by the Company, stockholders of the Company, or both, subject to certain exceptions), the Company has agreed to, at the request of the MP Buyer and/or Cohen Buyer, as applicable, include in such registration any of the Common Shares and the Conversion Shares, subject to the terms of the Registration Rights Agreement.

Description of the Voting Agreements

In connection with the transactions contemplated by the Securities Purchase Agreements, Messrs. Cohen, and Ricciardi, each member of the Board of Directors, and certain members of management, collectively representing approximately 52% of the Company’s outstanding voting securities, have entered into Voting Agreements, or the Voting Agreements. Pursuant to the Voting Agreements, the executing stockholders have agreed to vote, at the Company’s 2013 annual meeting of stockholders, all of their shares of the Company’s voting securities owned, or which they have the power to vote, as of the record date of such annual meeting, in each case in favor of (i) the issuance of the Common Shares and the Conversion Shares, and (ii) the election of Messrs. Cohen, DiMaio and Ricciardi, and five of the Company’s current independent directors nominated to stand for election to the Board of Directors.

Description of the Amended and Restated Cohen Employment Agreement

In connection with the transactions contemplated by the Securities Purchase Agreements, on May 9, 2013, Mr. Cohen entered into an Amended and Restated Employment Agreement, or the Amended and Restated Cohen Employment Agreement, with the Company and IFMI, LLC, and, solely for purposes of Sections 6.4 and 7.5 thereof, C&Co/PrinceRidge Holdings LP (formerly known as PrinceRidge Holdings LP) (“PrinceRidge”) and PrinceRidge Partners. Pursuant to the Amended and Restated Cohen Employment Agreement, Mr. Cohen will serve as Vice Chairman of the Board of Directors, Vice Chairman of the Board of Managers of IFMI, LLC, President of Cohen & Company Financial Limited, and President and Chief Executive of the “European Business” (as defined in the Amended and Restated Cohen Employment Agreement). The Amended and Restated Cohen Employment Agreement amends and restates Mr. Cohen’s Employment Agreement, dated February 18, 2010, with the Company and IFMI, LLC, as amended (the “Cohen IFMI Agreement”), and provides for the termination of Mr. Cohen’s Executive Agreement, dated May 31, 20122, with PrinceRidge (the “Cohen PrinceRidge Agreement”). The amendment and restatement of the Cohen IFMI Agreement and the termination of the Cohen PrinceRidge Agreement did not trigger any severance payments or provision of any other benefits to Mr. Cohen.

The Amended and Restated Cohen Employment Agreement only becomes effective upon the earlier of (a) the date on which the Company hires a new Chief Executive Officer, and (b) the date of the closing of the transactions contemplated by the Securities Purchase Agreements. In the event that the MP Purchase Agreement is terminated for any reason prior to the MP Closing, the Amended and Restated Cohen Employment Agreement automatically, without any further action on the part of the parties, terminates and will be of no further force or effect. The initial term of the Amended and Restated Cohen Employment Agreement ends on December 31, 2014, however, the term will be renewed automatically for additional one year periods, unless terminated by the parties in accordance with the terms of the Amended and Restated Cohen Employment Agreement.

Pursuant to the Amended and Restated Cohen Employment Agreement, Mr. Cohen will receive during the term of the Amended and Restated Cohen Employment Agreement a guaranteed payment from IFMI, LLC of at least $600,000 annually, or the Amended and Restated Guaranteed Payment, and be entitled to receive the following allocations from the Company: (a) a payment equal to 25% of the aggregate net income, if any, of the European Business in each calendar year as determined in accordance with GAAP, subject to an off-set equal to 25% of the aggregate net losses, if any, in prior periods until such net losses have been fully off-set by net income in future periods, and (b) a payment equal to 20% of the gross revenues generated on transactions that Mr. Cohen is responsible for generating for the Company’s non-European broker-dealers during each semi-annual calendar period as determined in accordance with GAAP.

In the event that the annual allocations would result in allocations earned for that calendar year related to the European Business to exceed $5,000,000, or the European Business Annual Allocation Cap, the Compensation Committee of the Board of Directors may, in its sole discretion and at any time prior to the payment of such allocation, reduce the amount of or totally eliminate any such allocation to the extent such allocation is in excess of the European Business Annual Allocation Cap.

During the term of the Amended and Restated Cohen Employment Agreement, the Compensation Committee of the Board of Directors may, in its sole discretion, award Mr. Cohen additional allocations in amounts and on such terms to be determined by the Compensation Committee. The Amended and Restated Cohen Employment Agreement provides that Mr. Cohen may participate in any group life, hospitalization or disability insurance plans, health programs, retirement plans, fringe benefit programs and other benefits that may be available to other senior executives of the Company generally, in each case to the extent that Mr. Cohen is eligible under the terms of such plans or programs. Mr. Cohen is entitled to participate in any equity compensation plan of the Company or IFMI, LLC in which he is eligible to participate, and may, without limitation, be granted in accordance with any such plan options to purchase IFMI Units, shares of common stock and other equity awards in the discretion of the Compensation Committee of the Board of Directors.

Pursuant to the Amended and Restated Cohen Employment Agreement, in the event that Mr. Cohen is terminated by the Company due to his death or disability, Mr. Cohen (or his estate or beneficiaries, as the case may be) will be entitled to receive (a) any Amended and Restated Guaranteed Payment and other benefits (including any allocations for any period completed before termination of the Amended and Restated Cohen Employment Agreement, or the Prior Period Allocations) earned and accrued, but not yet paid, under the Amended and Restated Cohen Employment Agreement prior to the date of termination; (b) a single-sum payment equal to the Amended and Restated Guaranteed Payment that would have been paid to him for the remainder of the year in which the termination occurs; (c) a single-sum payment equal to (x) the allocations for the period in which the termination occurs to which he would have been entitled if a termination had not occurred in such period, multiplied by (y) a fraction (1) the numerator of which is the number of days in such period preceding the termination and (2) the denominator of which is the total number of days in such period. In addition, in the event Mr. Cohen is terminated by the Company due to his death or disability, all outstanding unvested equity based awards (including, without limitation, stock options and restricted stock) held by Mr. Cohen will fully vest and become immediately exercisable, as applicable, subject to the terms of such awards.

If Mr. Cohen terminates his employment without “Good Reason” (as defined in the Amended and Restated Cohen Employment Agreement) or the Company terminates his employment for “Cause” (as defined in the Amended and Restated Cohen Employment Agreement), Mr. Cohen will only be entitled to any Amended and Restated Guaranteed Payment and other benefits earned and accrued, but unpaid, prior to the date of termination.

If Mr. Cohen terminates his employment with Good Reason, or the Company terminates his employment without Cause, or the Company or IFMI, LLC terminates the Amended and Restated Cohen Employment Agreement by not renewing the term of the Amended and Restated Cohen Employment Agreement as provided therein, then Mr. Cohen will be entitled to receive (a) a single-sum payment equal to accrued but unpaid Amended and Restated Guaranteed Payment and other benefits (including any Prior Period Allocations earned by Mr. Cohen),

(b) a single-sum payment of an amount equal to three times (1) the average of the Amended and Restated Guaranteed Payment amounts paid to Mr. Cohen over the three calendar years prior to the date of termination, (2) if less than three years have elapsed between the date of the Amended and Restated Cohen Employment Agreement and the date of termination, the highest Amended and Restated Guaranteed Payment paid to Mr. Cohen in any calendar year prior to the date of termination, or (3) if less than twelve months have elapsed from the date of the Amended and Restated Cohen Employment Agreement to the date of termination, the highest Amended and Restated Guaranteed Payment received in any month times twelve; provided that if the applicable calculation under (1), (2) or (3) yields less than $3,000,000, then Mr. Cohen will receive a single-sum payment of $3,000,000 in lieu of such amount; and (c) a single-sum payment equal to the allocations for the period in which the termination occurs to which he would have been entitled if a termination had not occurred in such period, multiplied by a fraction (x) the numerator of which is the number of days in such period preceding the termination and (y) the denominator of which is the total number of days in such period. In addition, if Mr. Cohen terminates his employment with Good Reason, or the Company terminates his employment without Cause, or the Company or IFMI, LLC terminates the Amended and Restated Cohen Employment Agreement by not renewing the term of the Amended and Restated Cohen Employment Agreement as provided therein, then all outstanding unvested equity based awards (including, without limitation, stock options and restricted stock) held by Mr. Cohen will fully vest and become immediately exercisable, as applicable, subject to the terms of such awards.

In the event of a “Change of Control of the Company” (as defined in the Amended and Restated Cohen Employment Agreement), all of Mr. Cohen’s outstanding unvested equity-based awards become fully vested and immediately exercisable, as applicable. With respect to a Change of Control transaction, if Mr. Cohen remains with the Company through the first anniversary of a Change of Control, but leaves the Company within six months thereafter, such termination will be treated as a termination for Good Reason, and Mr. Cohen will be entitled to the compensation set forth in the preceding paragraph.

Pursuant to the Amended and Restated Cohen Employment Agreement, if any amount payable to or other benefit to which Mr. Cohen is entitled would be deemed to constitute a “parachute payment” (as defined in Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”)), alone or when added to any other amount payable or paid to or other benefit receivable or received by Mr. Cohen, which is deemed to constitute a parachute payment and would result in the imposition of an excise tax under Section 4999 of the Code, then the parachute payments shall be reduced (but not below zero) so that the maximum amount is $1.00 less than the amount which would cause the parachute payments to be subject to the excise tax. However, if the reduction of the parachute payments is equal to or greater than $50,000, then there will not be any reduction and the full amount of the parachute payment will be payable to Mr. Cohen.

All termination payments, other than for death or disability, are subject to Mr. Cohen signing a general release. In the event Mr. Cohen is terminated by the Company for Cause, by Mr. Cohen without Good Reason, or by Mr. Cohen as a result of not renewing the Amended and Restated Cohen Employment Agreement, Mr. Cohen will be restricted for a period of six months after the end of the term of the Amended and Restated Cohen Employment Agreement in his ability to engage in certain activities that are competitive with the Company’s sales and trading of fixed income securities or investment banking activities in any European country in which the Company or any of its controlled affiliates operates (each a “Competing Business”), provided, however, that Mr. Cohen may serve as a member of the board of directors or equivalent position of any corporation or other company that is a Competing Business, provided, further, that Mr. Cohen is obligated to recuse himself from any discussion in such position if it raises a conflict of interest with respect to Mr. Cohen’s duties to the Company or adversely affects the Company. In addition for a period of six months following the end of the term of the Amended and Restated Cohen Employment Agreement, regardless of the reason the term of the Amended and Restated Cohen Employment Agreement ends, Mr. Cohen is prohibited under certain circumstances from soliciting the Company’s employees, customers and clients.

Opinion of Sandler O’Neill

By letter dated February 20, 2013, the Company retained Sandler O’Neill to act as financial advisor to the Special Committee in connection with the Company’s evaluation of the Transaction. Sandler O’Neill is a nationally recognized investment banking firm whose principal business specialty is financial institutions. In the ordinary course of its investment banking business, Sandler O’Neill is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions.

Sandler O’Neill acted as financial advisor to the Special Committee in connection with the Transaction and participated in certain of the negotiations leading to the Transaction. At a meeting of the Board of Directors on May 6, 2013, the Board of Directors reviewed the proposed terms of the Transaction, and Sandler O’Neill delivered to the Board of Directors its oral opinion, followed by delivery of its written opinion, that, as of such date, each of the purchase price of the Common Shares and the conversion price of the Conversion Shares was fair, from a financial point of view, to the Company and its unaffiliated shareholders. The full text of Sandler O’Neill’s written opinion dated May 9, 2013 is attached as Annex B to this proxy statement. The opinion outlines the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Sandler O’Neill in rendering its opinion. The description of the opinion set forth below is qualified in its entirety by reference to the opinion. The Company’s stockholders are urged to read the entire opinion carefully in connection with their consideration of the proposed Transaction.

Sandler O’Neill’s opinion speaks only as of the date of the opinion. The opinion was directed to the Special Committee and is directed only to the fairness, from a financial point of view, of the purchase price of the Common Shares and the conversion price of the Conversion Shares to the Company and its unaffiliated stockholders. It does not address the underlying business decision of the Company to engage in the Transaction or any other aspect of the Transaction and is not a recommendation to any the Company stockholder as to how such stockholder should vote at the annual meeting with respect to the Transaction or any other matter.

A summary of the opinion, as well as a summary of the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by Sandler O’Neill in rendering such opinion, is set forth below. All of the data, conclusions and calculations set forth in the summary below were prepared by and are those of Sandler O’Neill and not the Company.

In connection with rendering its opinion on May 9, 2013, Sandler O’Neill reviewed and considered, among other things:

(1)	the Securities Purchase Agreements, the Notes and certain other related transaction documents;

(2)	certain publicly available financial statements and other historical financial information of the Company that Sandler O’Neill deemed relevant;

(3)	internal financial projections for the Company based on an internal budget for the year ending December 31, 2013 as provided by senior management of the Company and estimated growth rates for the years ending December 31, 2014 through December 31, 2018 as provided by senior management of the Company, including the pro forma financial impact of the capital raising transaction on the Company;

(4)	a comparison of certain financial information for the Company with similar institutions for which publicly available information is available;

(5)	the financial terms of certain recent recapitalization and minority investment transactions in the financial institutions and services industries, to the extent publicly available;

(6)	the current market environment generally and in the broker dealer sector in particular; and

(7)	such other information, financial studies, analyses and investigations and financial, economic and market criteria as Sandler O’Neill considered relevant.

Sandler O’Neill also discussed with certain members of senior management of the Company the business, financial condition, results of operations and prospects of the Company.

In performing its analyses, Sandler O’Neill relied upon the accuracy and completeness of all of the financial and other information that was available from public sources, that was provided by the Company or that was otherwise reviewed and assumed such accuracy and completeness for purposes of preparing its opinion.

Sandler O’Neill relied on the assurances of the senior management of the Company that they are not aware of any facts or circumstances that would make any of such information inaccurate or misleading. Sandler O’Neill did not make an independent evaluation or appraisal of the specific assets, the collateral securing assets or the liabilities (contingent or otherwise) of the Company or any of their respective subsidiaries.

In preparing its analyses, Sandler O’Neill used internal financial projections and long-term growth rates, including the pro forma impact of the capital raising Transaction on the Company, as provided by or approved by the senior management of the Company. With respect to these projections, the senior management of the Company confirmed to Sandler O’Neill that those projections reflected the estimates and judgments of management of the future financial performance of the Company and Sandler O’Neill assumed that such performance would be achieved. Sandler O’Neill expressed no opinion as to such estimates or the assumptions on which they are based. Sandler O’Neill assumed that there has been no material change in the respective assets, financial condition, results of operations, business or prospects of the Company since the date of the most recent financial data made available to it, as of the date of its opinion. Sandler O’Neill also assumed in all respects material to its analysis that the Company would remain as going concerns for all periods relevant to Sandler O’Neill’s analyses. Sandler O’Neill expresses no opinion as to any of the legal, accounting and tax matters relating to the Transaction and any other transactions contemplated in connection therewith.

Sandler O’Neill’s opinion is necessarily based on financial, economic, regulatory, market and other conditions as in effect on, and the information made available to it as of its opinion. Events occurring following the issuance of its opinion could materially affect its opinion. Sandler O’Neill has not undertaken to update, revise, reaffirm or withdraw its opinion or otherwise comment upon events occurring after the date thereof.

Sandler O’Neill’s opinion was directed to the Special Committee in connection with its consideration of the Transaction and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote at any meeting of stockholders called to consider and vote upon the Transaction. Sandler O’Neill’s opinion is directed only to the fairness, from a financial point of view, of the purchase price of the Common Shares and the conversion price of the Conversion Shares to the Company and its unaffiliated stockholders and does not address the underlying business decision of the Company to engage in the Transaction, the relative merits of the Transaction as compared to any other alternative business strategies that might exist for the Company, or the effect of any other transaction in which the Company might engage. Sandler O’Neill’s opinion shall not be reproduced or used for any other purposes, without Sandler O’Neill’s prior written consent, which consent will not be unreasonably withheld. Sandler O’Neill’s opinion has been approved by Sandler O’Neill’s fairness opinion committee.

In rendering its May 9, 2013 opinion, Sandler O’Neill performed a variety of financial analyses. The following is a summary of the material analyses performed by Sandler O’Neill, but is not a complete description of all the analyses underlying Sandler O’Neill’s opinion. The summary includes information presented in tabular format. In order to fully understand the financial analyses, these tables must be read together with the accompanying text. The tables alone do not constitute a complete description of the financial analyses. The preparation of a fairness opinion is a complex process involving subjective judgments as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. In arriving at its opinion, Sandler O’Neill did not attribute any particular weight to any analysis or factor that it considered. Rather, Sandler O’Neill made qualitative judgments as to the significance and relevance of each analysis and factor. Sandler O’Neill did not form an opinion as to whether any individual analysis or factor (positive or negative) considered in isolation supported or failed to support its opinion; rather, Sandler O’Neill made its determination as to the fairness of the Transaction consideration on the basis of its experience and professional judgment after considering the results of all its analyses taken as a whole. The process, therefore, is not necessarily susceptible to a partial analysis or summary description. Sandler O’Neill believes that its analyses must be considered as a whole and that selecting portions of the factors and analyses to be considered without considering all factors and analyses, or attempting to ascribe relative weights to some or all such factors and analyses, could create an incomplete view of the evaluation process underlying its opinion. Also, no company included in Sandler O’Neill’s comparative analyses described below is identical to the Company and no transaction is identical to the Transaction. Accordingly, an analysis of comparable companies or transactions involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading values, as the case may be, of the Company and the companies to which it is being compared.

In performing its analyses, Sandler O’Neill also made numerous assumptions with respect to industry performance, business and economic conditions and various other matters, many of which cannot be predicted and are beyond the control of the Company and Sandler O’Neill. The analysis performed by Sandler O’Neill is not necessarily indicative of actual values or future results, both of which may be significantly more or less favorable than suggested by such analyses. Sandler O’Neill prepared its analyses solely for purposes of rendering its opinion and provided such analyses to the Board of Directors of the Company at the Board’s May 6, 2013 meeting. Estimates on the values of companies do not purport to be appraisals or necessarily reflect the prices at which companies or their securities may actually be sold. Such estimates are inherently subject to uncertainty and actual values may be materially different. Accordingly, Sandler O’Neill’s analyses do not necessarily reflect the value of the common stock or the prices at which the common stock may be sold at any time. The analysis and opinion of Sandler O’Neill was among a number of factors taken into consideration by the Board of Directors in making its determination to enter into the Securities Purchase Agreements and the analyses described below should not be viewed as determinative of the decision the Special Committee or management with respect to the fairness of the Transaction.

At the May 6, 2013 meeting of the Board of Directors, Sandler O’Neill presented certain financial analyses of the Transaction. The summary below is not a complete description of the analyses underlying the opinions of Sandler O’Neill or the presentation made by Sandler O’Neill to the Special Committee but is instead a summary of the material analyses performed and presented in connection with the opinion.

Summary of Proposal.

Sandler O’Neill reviewed the financial terms of the proposed Transaction. According to the terms of the MP Purchase Agreement, MP Buyer will purchase 1,949,167 newly issued common shares of the Company at a price of $2.00 per share for a total purchase price of $3,898,334. MP Buyer will also purchase the MP Note from the Company for an aggregate purchase price of $5,847,501. MP Buyer shall have the option to convert the MP Note any time prior to maturity, into shares of common stock (up to 2,897,204 shares of common stock assuming none of the interest thereunder is paid to the holders thereof in cash) at a conversion price of $3.00 per share. The Cohen Buyer will purchase 800,000 newly issued common shares at a conversion price of $2.00 per share for a total purchase price of $1,600,000. The Cohen Buyer will also purchase the Cohen Note for an aggregate purchase price of $1,600,000. The Cohen Buyer shall have the option to convert the Cohen Note any time prior to maturity, into shares of common stock (up to 1,189,104 shares of common stock assuming none of the interest thereunder is paid to the holders thereof in cash) at a conversion price of $3.00 per share.

Institutional Financial Markets, Inc. - Comparable Company Analysis.

Sandler O’Neill used publicly available information to compare selected financial and market trading information for the Company and a group of financial institutions selected by Sandler O’Neill. Sandler O’Neill also used the Company’s preliminary financial data from the quarter ended March 31, 2013, which was provided by management and had not been released to the public as of the date of the opinion.

The Company peer group consisted of the following selected institutional broker dealers with market capitalization of less than $300 million:

Cowen Group, Inc.	Ladenburg Thalmann Financial Services Inc.

SWS Group, Inc.	FBR Capital Markets Corporation

JMP Group Inc.	Gleacher & Company, Inc.

The analysis compared preliminary financial information for the Company for the period ended March 31, 2013 and the median financial and market trading data for the Company peer group as of and for the last twelve months ended March 31, 2013. The table below sets forth the data for the Company and the median data for the Company peer group as of and for the last twelve months ended March 31, 2013, with pricing data as of May 2, 2013.

	Institutional Financial Markets, Inc.	Comparable Group Median

Market Capitalization (in millions)	$34	$216

Stock Price as a Percent of 52 Week High	82.3%	83.2%

Stock Price Change (LTM)	116.8%	(5.2%)

Stock Price Change (YTD)	132.5%	3.3%

Price / Book Value	64%	76%

Price / Tangible Book Value	82%	62%

Price / 2013 Estimated Earnings per Share	NM	19.9%

Price / 2014 Estimated Earnings per Share	19.8%	8.6%

Median Long-Term Growth Rate	N/A	15.0%

Current Year PEG Ratio	N/A	2.8x

Current Dividend Yield	2.87%	0.00%

Institutional Financial Markets, Inc. – Stock Price Performance.

Sandler O’Neill reviewed the history of the publicly reported trading prices of the common stock for the one-year period ended May 2, 2013. Sandler O’Neill also reviewed the history of the publicly reported trading prices of the common stock for the three-year period ended May 2, 2013. Sandler O’Neill then compared the relationship between the movements in the price of the common stock against the movements in the prices of the Company peer group, the NASDAQ Index, the S&P 500 Index and the SNL Financial Broker Dealer Index.

Institutional Financial Markets, Inc. One Year Stock Performance
	Beginning Index Value May 2, 2012	Ending Index Value May 2, 2013

The Company	100%	217%

The Company Peer Group	100%	102%

NASDAQ Index	100%	109%

S&P 500 Index	100%	114%

SNL Financial Broker Dealer Index	100%	123%

Institutional Financial Markets, Inc. Three Year Stock Performance
	Beginning Index Value May 2, 2010	Ending Index Value May 2, 2013

The Company	100%	49%

The Company Peer Group	100%	55%

NASDAQ Index	100%	136%

S&P 500 Index	100%	135%

SNL Financial Broker Dealer Index	100%	93%

Institutional Financial Markets, Inc. – Transaction Overview.

Sandler O’Neill performed analysis that compared the pricing of both the Common Shares and the Notes offered in this Transaction. Sandler O’Neill based the analysis on the closing price of the common stock as of May 2, 2013 and a range of time periods prior to date. Additional analysis was also conducted which analyzed pricing to tangible book value and earnings.

Institutional Financial Markets, Inc. Transaction Overview
	Premium / (Discount) to $2.00 Common Share Pricing	Premium / (Discount) to $3.00 Convertible Note Pricing

Closing Price	(28.3%)	7.5%

Common Offering Price	NA	50.0%

30 Day Average Close	(25.7%)	11.4%

60 Day Average Close	(21.2%)	18.2%

90 Day Average Close	(11.5%)	32.8%

180 Day Average Close	9.5%	64.2%

52 Week Average Close	39.2%	108.8%

52 Week High	(37.5%)	(6.3%)

52 Week Low	153.2%	279.7%

Tangible Book Value (1)	59.0%	88.5%

Adjusted Tangible Book Value (2)	85.8%	128.7%

2012 Earnings per Share	NM	NM

2013 Estimated Earnings per Share (3)	NM	NM

(1)	Data compiled from March 31, 2013 preliminary financial statements; computed as common stockholders’ equity less intangibles divided by 12,237,104 common shares outstanding as of March 31, 2013.
(2)	Data compiled from March 31, 2013 preliminary financial statements; computed as total common stockholders’ equity less intangibles and adjusted for the after-tax impact of $30.5 million of discounted debt to common stock; divided by 12,237,104 common shares outstanding as of March 31, 2013.
(3)	Provided by the Company’s management.

Institutional Financial Markets, Inc. – Net Present Value Analysis.

Sandler O’Neill performed an analysis that estimated the present value of the Company.

Sandler O’Neill based the analysis on the Company’s projected earnings stream as derived from the internal financial projections provided by the Company’s management for the year ending December 31, 2013, financial projections based on management approved guidance for years 2014 through 2017, and a long term earnings growth rate for 2018 of 5%.

To approximate the terminal value of the Company’s common stock at December 31, 2017, Sandler O’Neill applied price to forward earnings multiples of 8.0x to 16.0x. To approximate net working capital requirements, Sandler O’Neill analyzed net working capital requirements ranging from 30% to 70%. The income streams and terminal values were then discounted to present values using different discount rates ranging from 11.0% to 16.0%.

Earnings Per Share Multiples

Discount Rate	8.0x	10.00x	12.00x	14.00x	16.00x

11.00%	$1.57	$1.81	$2.06	$2.30	$2.54

12.00%	$1.51	$1.74	$1.97	$2.20	$2.43

13.00%	$1.45	$1.67	$1.89	$2.11	$2.33

13.38%	$1.42	$1.64	$1.86	$2.08	$2.29

14.00%	$1.39	$1.60	$1.81	$2.02	$2.24

15.00%	$1.33	$1.54	$1.74	$1.94	$2.14

16.00%	$1.28	$1.48	$1.67	$1.86	$2.06

Net Working Capital Requirement

Discount Rate	70%	60%	50%	40%	30%

11.00%	$1.94	$2.00	$2.06	$2.11	$2.17

12.00%	$1.86	$1.91	$1.97	$2.03	$2.08

13.00%	$1.78	$1.83	$1.89	$1.94	$2.00

13.38%	$1.75	$1.81	$1.86	$1.91	$1.97

14.00%	$1.71	$1.76	$1.81	$1.87	$1.92

15.00%	$1.64	$1.69	$1.74	$1.79	$1.84

16.00%	$1.57	$1.62	$1.67	$1.72	$1.77

Sandler O’Neill also considered and discussed with the Board of Directors how this analysis would be affected by changes in the underlying assumptions, including variations with respect to net income. To illustrate this impact, Sandler O’Neill performed a similar analysis assuming the Company’s net income varied from 20% above projections to 20% below projections. This analysis resulted in the following reference ranges of indicated aggregate values for the common stock, using an exit multiple of 12x forward earnings:

Annual Budget Variance

Discount Rate	80%	90%	100%	110%	120%

11.00%	$1.77	$1.91	$2.06	$2.20	$2.35

12.00%	$1.69	$1.83	$1.97	$2.11	$2.25

13.00%	$1.62	$1.76	$1.89	$2.02	$2.15

13.38%	$1.60	$1.73	$1.86	$1.99	$2.12

14.00%	$1.56	$1.69	$1.81	$1.94	$2.07

15.00%	$1.50	$1.62	$1.74	$1.86	$1.98

16.00%	$1.44	$1.55	$1.67	$1.79	$1.90

Institutional Financial Markets, Inc. – Pro Forma Net Present Value Analysis.

Sandler O’Neill performed an analysis that estimated the present value of the Company, pro forma the Transaction.

Sandler O’Neill based the analysis on the standalone scenario described above and the anticipated incremental earnings generated from the capital Transaction, which management provided.

To approximate the terminal value of the Company’s common stock at December 31, 2017, Sandler O’Neill applied price to forward earnings multiples of 8.0x to 16.0x. To approximate net working capital requirements, Sandler O’Neill analyzed net working capital requirements ranging from 30% to 70%. The income streams and terminal values were then discounted to present values using different discount rates ranging from 11.0% to 16.0%.

Earnings Per Share Multiples

Discount Rate	8x	10x	12x	14x	16x

11.00%	$2.19	$2.53	$2.87	$3.21	$3.55

12.00%	$2.11	$2.43	$2.75	$3.08	$3.40

13.00%	$2.02	$2.34	$2.65	$2.96	$3.27

13.38%	$2.00	$2.30	$2.61	$2.91	$3.22

14.00%	$1.95	$2.24	$2.54	$2.84	$3.13

15.00%	$1.87	$2.16	$2.44	$2.73	$3.01

16.00%	$1.80	$2.08	$2.35	$2.62	$2.89

Net Working Capital Requirement

Discount Rate	70%	60%	50%	40%	30%

11.00%	$2.67	$2.77	$2.87	$2.97	$3.07

12.00%	$2.56	$2.66	$2.75	$2.85	$2.95

13.00%	$2.46	$2.55	$2.65	$2.74	$2.84

13.38%	$2.42	$2.51	$2.61	$2.70	$2.79

14.00%	$2.36	$2.45	$2.54	$2.63	$2.73

15.00%	$2.26	$2.35	$2.44	$2.53	$2.62

16.00%	$2.18	$2.26	$2.35	$2.44	$2.52

Sandler O’Neill also considered and discussed with the Board of Directors how this analysis would be affected by changes in the underlying assumptions, including variations with respect to net income. To illustrate this impact, Sandler O’Neill performed a similar analysis assuming the Company’s net income varied from 20% above projections to 20% below projections. This analysis resulted in the following reference ranges of indicated aggregate values for the common stock, using an exit multiple of 12x forward earnings:

Annual Budget Variance

Discount Rate	80%	90%	100%	110%	120%

11.00%	$2.46	$2.67	$2.87	$3.07	$3.28

12.00%	$2.37	$2.56	$2.75	$2.95	$3.14

13.00%	$2.27	$2.46	$2.65	$2.83	$3.02

13.38%	$2.24	$2.42	$2.61	$2.79	$2.97

14.00%	$2.19	$2.36	$2.54	$2.72	$2.90

15.00%	$2.10	$2.27	$2.44	$2.61	$2.78

16.00%	$2.02	$2.19	$2.35	$2.51	$2.68

Sandler O’Neill’s Compensation and Other Relationships with the Company

Sandler O’Neill has acted as financial advisor to the Special Committee in connection with the Transaction. The Special Committee agreed to pay Sandler O’Neill a non-refundable retainer fee of $100,000, to be paid upon the execution of the engagement letter. The Special Committee also agreed that, if Sandler O’Neill was asked by the Special Committee to render an opinion in connection with the Transaction, then the Special Committee would cause the Company to pay Sandler O’Neill a $200,000 fee, payable in immediately available funds at the time such opinion was rendered. The Company has also agreed to reimburse Sandler O’Neill for its reasonable out-of-pocket expenses, up to $25,000 and subject to management approval thereafter, and to indemnify Sandler O’Neill against certain liabilities arising out of its engagement. Sandler O’Neill’s fairness opinion was approved by Sandler O’Neill’s fairness opinion committee.

In the ordinary course of their respective broker and dealer businesses, Sandler O’Neill may purchase securities from and sell securities to the Company and the Mead Park group of companies and their respective affiliates.

Consequences If Stockholder Approval is Not Obtained

Under the Securities Purchase Agreements, the Company has agreed to seek stockholder approval of the potential issuance of the Common Shares and the Conversion Shares. Until we receive stockholder approval for Proposal 2, we are not permitted to issue any of the Common Shares or the Conversion Shares. In addition, if we do not receive stockholder approval in connection with the Issuance, the Securities Purchase Agreements will be terminable by the parties thereto, and the Registration Rights Agreement and the Amended and Restated Cohen Employment Agreement will immediately terminate and will be of no force or effect.

Interest of Certain Persons in Matters to Be Acted Upon

As noted above, Daniel G. Cohen, our Chairman, Chief Executive Officer and Chief Investment Officer, is the sole member of the Cohen Buyer. In addition, Christopher Ricciardi is a member of the MP Buyer, a founding principal of the Mead Park group of companies, and our former President. Each of Messrs. Cohen and Ricciardi are beneficial owners of shares of the Company’s voting securities and will vote such shares in favor of this Proposal Two. See “Share Ownership of Certain Beneficial Owners and Management” below for additional details regarding the voting securities in the Company beneficially owned by each of Messrs. Cohen and Ricciardi. Pursuant to the MP Purchase Agreement, MP Buyer may designate individuals to stand for election as members of the Board of Directors so long as the collective ownership of the MP Buyer, Mead Park Holdings LP and any of their controlled affiliates and principals meets certain thresholds. In addition, under certain circumstances, the Company has agreed to cause Mr. Ricciardi to be elected and appointed as the Chairman of the Board of Directors. Pursuant to the Cohen Purchase Agreement, Cohen Buyer also has a right to designate one individual to stand for election as a member of the Board of Directors so long as the collective ownership of Cohen Buyer or any of its controlled affiliates and principals or any members of Daniel G. Cohen’s “Family Group” (as defined in the Cohen Purchase Agreement) meets a specified threshold. See “Proposal Two—Approval of the Issuance of Shares of Common Stock in Connection with the Securities Purchase Agreements—Summary of the Transaction Documents—Description of the Securities Purchase Agreements” for additional details regarding these provisions of the Securities Purchase Agreements.

Other than with respect to Messrs. Cohen and Ricciardi, management is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, or associate of the foregoing persons in any matter to be acted on, as described herein.

THE BOARD UNANIMOUSLY (WITH MR. COHEN ABSTAINING) RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY APPROVE THE ISSUANCE OF THE COMMON SHARES AND CONVERSION SHARES IN CONNECTION WITH THE SECURITIES PURCHASE AGREEMENTS AND HAS DETERMINED THAT SUCH ISSUANCE IS ADVISABLE TO, AND IN THE

BEST INTERESTS OF, THE COMPANY AND ITS STOCKHOLDERS. ACCORDINGLY, THE BOARD OF DIRECTORS UNANIMOUSLY (WITH MR. COHEN ABSTAINING) RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE ISSUANCE OF AN AGGREGATE OF 2,749,167 SHARES OF COMMON STOCK, REPRESENTING THE COMMON SHARES, AND UP TO 4,086,308 SHARES OF COMMON STOCK, REPRESENTING THE MAXIMUM NUMBER OF CONVERSION SHARES.

PROPOSAL THREE—APPROVAL, ON AN ADVISORY BASIS, OF COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in accordance with Section 14A of the Exchange Act and the SEC’s rules. Details regarding such compensation may be found below under the heading “Executive Compensation.”

Pursuant to Section 14A of the Exchange Act, the Company is presenting the following “say on pay” proposal, which gives stockholders the opportunity to approve or not approve the Company’s compensation program for its named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, by voting for or against the resolution set forth below. While our Board of Directors intends to carefully consider the stockholder vote resulting from this proposal, the final vote will not be binding on the Company or the Board of Directors and is advisory in nature. The Company submits the following proposal:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED.”

The Company’s executive compensation programs are designed to attract, motivate and retain talented executives. In addition, the programs are structured to create an alignment of interests between the Company’s executive officers and stockholders. The Board of Directors and the Compensation Committee monitor executive compensation programs and adopt changes to reflect the competitive market in which the Company competes for talent, as well as general economic, regulatory and legislative developments affecting executive compensation. The Compensation Committee will continue to emphasize compensation arrangements that align the financial interests of our executives with the interests of long-term stockholders. Accordingly, we believe that the Company’s executive compensation programs are appropriately designed and work to ensure that management’s interests are closely aligned with stockholders’ interests to create long-term value. Please refer to the section entitled “Executive Compensation” of this proxy statement for additional detail regarding the Company’s executive compensation.

Because your vote on this Proposal is advisory, it will not bind the Company or our Board of Directors. However, the Board of Directors and the Compensation Committee will review the voting results and take the results into consideration in making future determinations on executive compensation.

EXECUTIVE COMPENSATION

Compensation of Executive Officers

The following table summarizes the executive compensation earned by the Company’s named executive officers in 2012 and 2011.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)		Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(2)		Total ($)

Daniel G. Cohen	2012	314,444	(6)	—	266,000	(8)	—	900,000	(11)	—	4,116		1,484,560
Chief Executive Officer, Chief Investment Officer and Chairman of the Board of Directors of the Company, Chairman of the board of managers of PrinceRidge Partners (3)	2011	600,000	(7)	—	—		—	—		—	4,766		604,766

Joseph W. Pooler, Jr.	2012	400,000		—	46,550	(8)	—	250,000	(11)	—	8,183		704,733
Executive Vice President, Chief Financial Officer & Treasurer (4)	2011	400,000		137,018	44,100	(9)	—	87,982	(12)	—	8,033		677,133

John P. Costas	2012	111,111		—	—		—	—		—	1,052,743	(13)	1,163,854
former Chairman of the board of managers of PrinceRidge Partners (5)	2011	116,667		—	3,145,156	(10)	—	—		—	—		3,261,823

(1)	Amounts in this column represent the grant date fair value of the restricted stock award, computed in accordance with FASB Accounting Standards Codification, or ASC, Topic 718, Compensation-Stock Compensation, or FASB ASC 718. The assumptions used in the calculations of these amounts are included in note 20 to the Company’s audited financial statements for the year ended December 31, 2012 in the Company’s Annual Report on Form 10-K. Amounts do not correspond to the actual value that may be recognized by the named executive officer.
(2)	Other than with respect to John P. Costas, the former Chairman of the board of managers of PrinceRidge Partners (see notes 10 and 13 below), amounts in this column represent 401(k) plan matching contributions made by the Company and life insurance premium payments paid by the Company on behalf of Mr. Costas.
(3)	Mr. Cohen has served as the Company’s Chairman of the Board of Directors since October 6, 2006, as the Company’s Chief Executive Officer and Chief Investment Officer since December 16, 2009, and as Chairman of the board of managers of PrinceRidge Partners since July 19, 2012.
(4)	Mr. Pooler has served as the Company’s Executive Vice President and Chief Financial Officer and Treasurer since December 16, 2009.

(5)	Mr. Costas served as the Chairman of the board of managers of PrinceRidge Partners (see note 13 below) until July 19, 2012. Mr. Costas has been included in this chart as he is a named executive officer under SEC rules.
(6)	On February 18, 2010, the Company and IFMI, LLC entered into an Employment Agreement with Daniel G. Cohen, which was amended on December 18, 2012 by Amendment No. 1 to Employment Agreement, or, as so amended, the Cohen IFMI Agreement. Under the Cohen IFMI Agreement, Mr. Cohen’s minimum base salary is $1,000,000. The Company and Mr. Cohen agreed that effective as of July 1, 2011, Mr. Cohen would forgo his salary under the Cohen IFMI Agreement. However, on September 18, 2012, the Compensation Committee approved an increase in Mr. Cohen’s annual guaranteed cash compensation under the Cohen IFMI Agreement to $400,000 per year.

In addition to the Cohen IFMI Agreement, on May 31, 2011, Mr. Cohen entered into an Executive Agreement, or the Cohen PrinceRidge Agreement, with C&Co/PrinceRidge Holdings LP (formerly known as PrinceRidge Holdings LP), or PrinceRidge. Under the Cohen PrinceRidge Agreement, Mr. Cohen serves as the Chief Investment Officer, and Managing Director and Head of the Structured Products division of PrinceRidge.

In 2012, Mr. Cohen received $114,444 of salary under the Cohen IFMI Agreement, and an annual guaranteed payment of $200,000 under the Cohen PrinceRidge Agreement.

(7)	Because Mr. Cohen agreed that, effective as of July 1, 2011, Mr. Cohen would forgo his salary under the Cohen IFMI Agreement, he received only half of his salary, or an aggregate of $500,000, under the Cohen IFMI Agreement in 2011.

Under the Cohen PrinceRidge Agreement, Mr. Cohen is entitled to receive an annual guaranteed payment of $200,000. Because Mr. Cohen did not receive any guaranteed payment with respect to June 2011 under the Cohen PrinceRidge Agreement, Mr. Cohen received only half of his annual guaranteed payment, or an aggregate of $100,000, under the Cohen PrinceRidge Agreement in 2011.

(8)	Effective January 15, 2013, 200,000 restricted shares of our common stock were awarded to Mr. Cohen, and 35,000 restricted shares of our common stock were awarded to Mr. Pooler, in each case based on their respective performance in 2012 and as more fully discussed below. The grant date fair value per share for these restricted shares was $1.33. These restricted shares were awarded under the 2010 Long-Term Incentive Plan, and will vest as follows: with regard to Mr. Cohen, 100,000 shares will vest on December 31, 2013 and the remaining 100,000 shares will vest on December 31, 2014, in each case, so long as Mr. Cohen is then employed by the Company or any of its subsidiaries; and with regard to Mr. Pooler, 17,500 shares will vest on December 31, 2013 and the remaining 17,500 shares will vest on December 31, 2014, in each case, so long as Mr. Pooler is then employed by the Company or any of its subsidiaries.
(9)	Effective March 9, 2012, 30,000 restricted shares were awarded to Mr. Pooler based on his performance in 2011. The grant date fair value per share for these restricted shares was $1.47. These restricted shares were awarded under the 2010 Long-Term Incentive Plan. Of these restricted shares, 15,000 shares vested on December 31, 2012, and 15,000 shares will vest on December 31, 2013 so long as Mr. Pooler is then employed by the Company or any of its subsidiaries.
(10)	On May 31, 2011, we completed the initial closing contemplated by the Contribution Agreement, dated April 19, 2011, by and among IFMI, LLC, PrinceRidge and PrinceRidge Partners, whereby we acquired an approximate 70% interest in each of PrinceRidge and PrinceRidge Partners. In connection with our acquisition of PrinceRidge and PrinceRidge Partners, IFMI, LLC entered into the Executive Agreement, dated as of May 31, 2011, by and among IFMI, LLC, PrinceRidge and Mr. Costas, or the Costas Agreement, pursuant to which 424,371 restricted shares of our common stock were awarded to Mr. Costas under the 2010 Long-Term Incentive Plan. The grant date fair value per share for these restricted shares was $3.70 (for an aggregate fair value of $1,570,173). These restricted shares were scheduled to vest as follows: 254,622 shares were scheduled to vest on December 31, 2012, and 169,749 were scheduled to vest on December 31, 2013. In addition, in connection with our acquisition of PrinceRidge and PrinceRidge Partners, effective May 31, 2011, PrinceRidge issued to Mr. Costas 9,336 restricted Class A Units (consisting of 9,336 Profit Units and 9,336 Equity Units of PrinceRidge). The grant date fair value per unit for these restricted Class A Units was $168.70 (for an aggregate fair value of $1,574,983). The restricted units were scheduled to vest as follows: 3,735 units were scheduled to vest on December 31, 2012, 1,867 units were scheduled to vest on December 31, 2013, 1,867 units were scheduled to vest on December 31, 2014, and the remaining 1,867 units were scheduled to vest on December 31, 2015. On July 19, 2012, Mr. Costas agreed to forfeit the restricted shares of our common stock as well as the restricted units of PrinceRidge. See note 13 below.
(11)

Amounts reflect awards under our Company’s Cash Bonus Plan, as more fully discussed below. Pursuant to the terms and conditions of the award agreement, the award began to vest commencing on January 31, 2013, and 11.11% of the remaining award vests on the last day of the eight successive calendar months thereafter, such that the award will be considered to be 100% vested as of September 30, 2013. If the executive officer voluntarily resigns or is terminated for cause prior to September 30, 2013, the executive is obligated to repay to the Company any unvested net amounts of the award which were paid to the executive.
(12)	Amounts reflect awards under our Company’s Cash Bonus Plan, as more fully discussed below.
(13)	Pursuant to the Separation, Release and Repurchase Agreement, or the Costas Separation Agreement, entered into on July 19, 2012 by and among Mr. Costas, the Company, IFMI, LLC, PrinceRidge, and PrinceRidge Partners, Mr. Costas received an aggregate of $1,052,743 as a severance payment in connection with his departure from PrinceRidge and PrinceRidge Partners.

At the beginning of 2011, the Compensation Committee established performance targets for 2011 incentive plan compensation for each of the executive officers at such time based on (a) total revenues (weighted at 25%), and (b) net income (weighted at 75%). The base line amount of each performance target was set by the Compensation Committee at 100% of the actual results in fiscal 2010; the minimum amount of each performance target was set at 70% of the actual results in fiscal 2010; and the maximum amount of each performance target was set at 150% of the actual results in fiscal 2010. The Company achieved at least 70% of the total revenues performance target but did not achieve at least 70% of the net income performance target. Although such named executive officers were eligible to receive incentive plan compensation based on achievement of the minimum total revenues performance target, the Compensation Committee in its discretion decided not to award any incentive plan compensation to Mr. Cohen with respect to the Company’s fiscal 2011 performance. The Compensation Committee in its discretion increased Mr. Pooler’s cash incentive compensation from the amount determined in accordance with the formula previously established based upon Mr. Pooler’s individual accomplishments in fiscal 2011. The amount of the cash incentive compensation paid to Mr. Pooler based upon the previously established formula is reflected under “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table. The amount of the discretionary increase in the cash incentive compensation paid to Mr. Pooler is reflected under “Bonus” in the Summary Compensation Table. The Compensation Committee also made an award of restricted stock, which is reflected under “Stock Awards” in the Summary Compensation Table, to Mr. Pooler based upon the achievement by the Company of the minimum total revenues target.

At the beginning of 2012, the Compensation Committee established performance targets for 2012 incentive plan compensation for each of the executive officers at such time based on (a) total revenues (weighted at 25%), and (b) pre-tax net income (weighted at 75%). The baseline amount of each performance target was set by the Compensation Committee at 100% of the Board approved 2012 budget; the achievement of each performance target would result in a baseline cash incentive award and a baseline equity incentive award for each of the executive officers. The baseline cash incentive award amounts also could, subject to Compensation Committee approval, increase in 20% increments for every 10% increase in performance above the baseline performance targets, and decrease in 20% increments for every 10% shortfall in performance below the baseline performance targets. The baseline equity incentive award amounts could, subject to Compensation Committee approval, decrease in 20% increments for every 10% decrease in performance below the baseline performance targets, but could not increase above the baseline award amounts. After the Compensation Committee considered certain adjustments to the total revenue and pre-tax income performance in 2012, the Company achieved 100% of the adjusted baseline total revenue performance target and achieved 92% of the adjusted baseline pre-tax net income performance target. Although our named executive officers were eligible to receive higher incentive plan compensation based on these levels of achievement, the Compensation Committee in its discretion decided to award 48% of the calculated cash incentive award and 20% of the calculated equity incentive award for the Company’s fiscal 2012 performance. The amount of the cash incentive compensation paid to Mr. Cohen and Mr. Pooler based upon the previously established formula is reflected under “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table. The amount of the equity incentive compensation paid to Mr. Cohen and Mr. Pooler based upon the previously established formula is reflected under “Stock Awards” in the Summary Compensation Table.

Outstanding Equity Awards at Fiscal Year-End 2012

The following table summarizes the equity awards the Company has made to each of the named executive officers that were outstanding as of December 31, 2012.

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards; Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards; Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Daniel G. Cohen	—	—	—	—	—	—		—	—	—

Joseph W. Pooler, Jr.						15,000	(2)	18,000

John P. Costas	—	—	—	—	—	—		—	—	—

(1)	The amounts set forth in this column equal the number of restricted shares of common stock indicated multiplied by the close of the Company’s common stock ($1.20) as reported by the NYSE MKT on December 31, 2012.
(2)	Effective March 9, 2012, 30,000 restricted shares of our common stock were awarded to Mr. Pooler, based on his performance in 2011. These restricted shares were awarded under the 2010 Long-Term Incentive Plan and 15,000 restricted shares vested on December 31, 2012 and the remaining 15,000 restricted shares will vest on December 31, 2013.

Employment Agreements; Termination of Employment and Change of Control Arrangements

Employment Agreements with Named Executive Officers

Daniel G. Cohen, Chief Executive Officer, Chief Investment Officer and Chairman of the Board of Directors

Pursuant to the Cohen IFMI Agreement, Mr. Cohen will serve as the Chairman, Chief Executive Officer and Chief Investment Officer for both the Company and its majority owned subsidiary, IFMI, LLC. The initial term of the Cohen IFMI Agreement ended on December 31, 2012, however, pursuant to the terms of the Cohen IFMI Agreement, the term renewed automatically for an additional one year period at such time and will continue to be renewed for additional one year periods at the end of any renewed term unless terminated by either of the parties in accordance with the terms of the Cohen IFMI Agreement. The Cohen IFMI Agreement provides that Mr. Cohen’s minimum base salary will remain $1,000,000 per annum through December 31, 2010 and that Mr. Cohen’s base salary for fiscal years after 2010 will be determined by the Compensation Committee.

During the term of the Cohen IFMI Agreement, in addition to base salary, for each fiscal year of the Company ending during the term, Mr. Cohen has the opportunity to receive an annual cash bonus in an amount and on such terms to be determined by the Compensation Committee. Although the Cohen IFMI Agreement does not provide for any specific equity awards, it does provide that Mr. Cohen will be entitled to participate in any Company equity compensation plan in which he is eligible to participate, and may, without limitation, be granted, in accordance with any such plan, options to purchase shares of the Company’s common stock, shares of restricted stock, and other equity awards in the discretion of the Compensation Committee.

The Cohen IFMI Agreement provides that Mr. Cohen may participate in any group life, hospitalization or disability insurance plans, health programs, retirement plans, fringe benefit programs and other benefits that may be available to other senior executives of the Company generally, in each case to the extent that Mr. Cohen is eligible under the terms of such plans or programs.

Pursuant to the Cohen IFMI Agreement, in the event Mr. Cohen is terminated by the Company due to his death or disability, Mr. Cohen (or his estate or beneficiaries, as the case may be) shall be entitled to (a) any base salary and other benefits earned and accrued prior to the date of termination; (b) a single-sum payment equal to the value of his base salary that would have been paid to him for the remainder of the year in which the termination occurs; (c) without duplication of amounts due under (a) and (b), a single-sum payment equal to the value of the highest bonus earned by Mr. Cohen in the one year period preceding the date of termination, multiplied by a fraction (x) the numerator of which is the number of days in the fiscal year preceding the termination and (y) the denominator of which is 365; and (d) all of his outstanding unvested equity-based awards becoming fully vested and immediately exercisable, as applicable, subject to the terms of such awards.

If Mr. Cohen terminates his employment without “Good Reason” (as defined in the Cohen IFMI Agreement) or the Company terminates his employment for “Cause” (as defined in the Cohen IFMI Agreement), Mr. Cohen will only be entitled to any base salary and other benefits earned and accrued prior to the date of termination. If Mr. Cohen terminates his employment with “Good Reason,” the Company terminates his employment without “Cause,” or the Company chooses not to renew the Cohen IFMI Agreement at its termination, Mr. Cohen is entitled to a single-sum payment of an amount equal to three times the average of the base salary amounts paid to Mr. Cohen over the three calendar years prior to the date of such termination or non-renewal; provided, that if the calculation of such payment yields less than $3,000,000, then Mr. Cohen is entitled to receive a single-sum payment of $3,000,000.00 in lieu of such amount.

In the event of a “Change of Control” (as defined in the Cohen IFMI Agreement), all of Mr. Cohen’s outstanding unvested equity-based awards become fully vested and immediately exercisable, as applicable, subject to the terms of such awards. If Mr. Cohen remains with the Company through the first anniversary of a “Change of Control,” but leaves the Company within six months thereafter, such termination will be treated as a termination for “Good Reason,” and Mr. Cohen will be entitled to the compensation set forth in the preceding paragraph.

Pursuant to the Cohen IFMI Agreement, if any amount payable to or other benefit to which Mr. Cohen is entitled would be deemed to constitute a “parachute payment” (as defined in Section 280G of the Code), alone or when added to any other amount payable or paid to or other benefit receivable or received by Mr. Cohen, which is deemed to constitute a parachute payment and would result in the imposition of an excise tax under Section 4999 of the Code, then the parachute payments shall be reduced (but not below zero) so that the maximum amount is $1.00 less than the amount which would cause the parachute payments to be subject to the excise tax. However, if the reduction of the parachute payments is equal to or greater than $50,000, then there will not be any reduction and the full amount of the parachute payment will be payable to Mr. Cohen.

All termination payments, other than for death or disability, are subject to Mr. Cohen signing a general release.

The Cohen IFMI Agreement contains a non-competition provision restricting Mr. Cohen’s ability to engage in certain activities that are competitive with the Company for a period of six months after the end of the term of the Cohen IFMI Agreement. The Cohen IFMI Agreement also contains customary confidentiality provisions.

In addition to the Cohen IFMI Agreement, on May 31, 2011, Mr. Cohen entered into the Cohen PrinceRidge Agreement, with PrinceRidge, pursuant to which Mr. Cohen will serve as the Chief Investment Officer, and Managing Director and Head of the Structured Products division of PrinceRidge. The initial term of the Cohen PrinceRidge Agreement ends on December 31, 2013, however, the term will be renewed automatically for additional one year periods, unless terminated by either of the parties in accordance with the terms of the Cohen PrinceRidge Agreement.

Pursuant to the Cohen PrinceRidge Agreement, Mr. Cohen will be entitled to receive a guaranteed payment, or the Cohen Guaranteed Payment. The Cohen Guaranteed Payment for 2011 was $200,000, of which Mr. Cohen collected only $100,000, as described below. For 2012 and 2013, the Cohen Guaranteed Payment will be equal to $200,000, plus the amount of the Initial Annual Allocation, or the “Cohen Initial Annual Allocation, for the immediately preceding year, if any. “Initial Annual Allocation” is defined in the Cohen PrinceRidge Agreement as an amount equal to 20% of the “Adjusted Profit” (as defined in the Cohen PrinceRidge Agreement) of PrinceRidge, up to a maximum of $800,000. The Cohen Initial Annual Allocation for 2011 was $0. Consequently, the Cohen Guaranteed Payment for 2012 will be equal to $200,000. The Cohen Guaranteed Payment for 2013 will be equal to $200,000, plus the amount of the Cohen Initial Annual Allocation in 2012, if any.

In addition to the Cohen Initial Annual Allocation, Mr. Cohen is entitled to an annual allocation from PrinceRidge equal to 8 1/3% of “Post-Initial Allocation Profit” (as defined in the Cohen PrinceRidge Agreement) of PrinceRidge, or the Cohen Supplemental Annual Allocation. Subject to certain conditions, for a period of 60 days following the payment of the Cohen Initial Annual Allocation and the Cohen Supplemental Annual Allocation, Mr. Cohen has the opportunity to purchase additional units (the value of which cannot exceed the amount of the Cohen Initial Annual Allocation and the Cohen Supplemental Annual Allocation) of PrinceRidge at a price based on the then-current book value of PrinceRidge.

The Cohen PrinceRidge Agreement provides that Mr. Cohen may participate in any group life, hospitalization or disability insurance plans, health programs, retirement plans, fringe benefit programs and other benefits that may be available to other senior executives of PrinceRidge generally, in each case to the extent that Mr. Cohen is eligible under the terms of such plans or programs.

Pursuant to the Cohen PrinceRidge Agreement, in the event Mr. Cohen is terminated by PrinceRidge due to his death or disability, Mr. Cohen (or his estate or beneficiaries, as the case may be) shall be entitled to receive (a) any Cohen Guaranteed Payment and other benefits (including any allocations (the “Cohen Prior Year Allocations”), for a fiscal year completed before termination of the Cohen PrinceRidge Agreement but not yet paid) earned and accrued under the Cohen PrinceRidge Agreement prior to the date of termination, as well as any Cohen Initial Annual Allocation and Cohen Supplemental Annual Allocation, or the Cohen Partial Year Allocations, for any portion of a fiscal year completed before termination and earned and accrued but not yet paid under the Cohen PrinceRidge Agreement prior to the termination of the Cohen PrinceRidge Agreement; (b) a single-sum payment equal to the Cohen Guaranteed Payment that would have been paid to him for the remainder of the year in which the termination occurs; (c) a single-sum payment equal to the sum of (1) the Cohen Initial Annual Allocation, and (2) the Cohen Supplemental Annual Allocation earned by Mr. Cohen, if any, in the fiscal year preceding the date of termination (which amount shall be annualized to the extent the termination occurs prior to the completion of a full fiscal year), multiplied by a fraction (x) the numerator of which is the number of days in the fiscal year preceding the termination, and (y) the denominator of which is 365.

If Mr. Cohen terminates his employment without “Good Reason” (as defined in the Cohen PrinceRidge Agreement) or PrinceRidge terminates his employment for “Cause” (as defined in the Cohen PrinceRidge Agreement), then Mr. Cohen will only be entitled to any Cohen Guaranteed Payment and other benefits (including Cohen Prior Year Allocations and Cohen Partial Year Allocations) earned and accrued prior to the date of termination.

If Mr. Cohen terminates his employment with Good Reason, or PrinceRidge terminates his employment without Cause, then Mr. Cohen will be entitled to receive (a) a single-sum payment equal to accrued but unpaid Cohen Guaranteed Payments and other benefits (including any Cohen Prior Year Allocations), as well as the Cohen Partial Year Allocations, (b) a single-sum payment of an amount equal to three times (1) the average of the Cohen Guaranteed Payment amounts paid to Mr. Cohen over the three calendar years prior to the date of termination, (2) if less than three years have elapsed between the date of the Cohen PrinceRidge Agreement and the date of termination, the highest Cohen Guaranteed Payment paid to Mr. Cohen in any calendar year prior to the date of termination, or (3) if less than 12 months have elapsed from the date of the Cohen PrinceRidge Agreement to the date of termination, the highest Cohen Guaranteed Payment received in any month times 12; and (c) a single-sum payment equal to the sum of (1) the Cohen Initial Annual Allocation and (2) the Cohen Supplemental Annual Allocation earned by the Mr. Cohen, if any, in the fiscal year preceding the date of termination (which amount shall be annualized to the extent the termination occurs prior to the completion of a full fiscal year), multiplied by a fraction (x) the numerator of which is the number of days in the fiscal year preceding the termination, and (y) the denominator of which is 365.

Under the Cohen PrinceRidge Agreement, in the event of a “Change of Control” of the Company (as defined in the Cohen PrinceRidge Agreement), all of Mr. Cohen’s outstanding unvested equity-based awards become fully vested and immediately exercisable, as applicable.

Pursuant to the Cohen PrinceRidge Agreement, if any amount payable to or other benefit to which Mr. Cohen is entitled would be deemed to constitute a “parachute payment” (as defined in Section 280G of the Code), alone or when added to any other amount payable or paid to or other benefit receivable or received by Mr. Cohen, which is deemed to constitute a parachute payment and would result in the imposition of an excise tax under Section 4999 of the Code, then the parachute payments shall be reduced (but not below zero) so that the maximum amount is $1.00 less than the amount which would cause the parachute payments to be subject to the excise tax. However, if the reduction of the parachute payments is equal to or greater than $50,000, then there will not be any reduction and the full amount of the parachute payment will be payable to Mr. Cohen.

All termination payments, other than for death or disability, are subject to Mr. Cohen signing a general release. The Cohen PrinceRidge Agreement contains a non-competition provision restricting Mr. Cohen’s ability to engage in certain activities that are competitive with PrinceRidge for a period of three months after the end of the term of the Cohen PrinceRidge Agreement. The Cohen PrinceRidge Agreement also contains customary confidentiality provisions.

Under the Cohen IFMI Agreement, Mr. Cohen’s minimum base salary is $1,000,000. In addition, under the Cohen PrinceRidge Agreement, Mr. Cohen is entitled to receive an annual “guaranteed payment” of $200,000. The Company and Mr. Cohen agreed that effective as of July 1, 2011, Mr. Cohen would forgo his salary under the Cohen IFMI Agreement. Mr. Cohen did not receive any guaranteed payment with respect to June 2011 under the Cohen PrinceRidge Agreement. Consequently, Mr. Cohen received an aggregate salary of $600,000 in 2011.

Notwithstanding the foregoing, the Company and Mr. Cohen agreed that effective as of July 1, 2011, Mr. Cohen would forgo his salary under the Cohen IFMI Agreement. On September 18, 2012, the Compensation Committee approved an increase in Mr. Cohen’s annual guaranteed cash compensation by $400,000 per year such that Mr. Cohen’s annual guaranteed cash compensation is now $600,000 per year.

On July 19, 2012, pursuant to the Costas Separation Agreement, John P. Costas resigned from all positions and offices of PrinceRidge, PrinceRidge Partners, IFMI, LLC and their respective affiliates, and as a Board Observer of the Company, and Mr. Cohen was subsequently appointed the Chairman of PrinceRidge.

In connection with the transactions contemplated by the Securities Purchase Agreements, on May 9, 2013, Mr. Cohen entered into the Amended and Restated Cohen Employment Agreement with the Company and IFMI, LLC, and, solely for purposes of Sections 6.4 and 7.5 thereof, PrinceRidge and PrinceRidge Partners. As described above, the Amended and Restated Cohen Employment Agreement only becomes effective upon the earlier of (a) the date on which the Company hires a new Chief Executive Officer, and (b) the date of the closing of the transactions contemplated by the Securities Purchase Agreements. See Proposal Two above under the heading “Description of the Amended and Restated Cohen Employment Agreement” for additional details regarding the terms and conditions of the Amended and Restated Cohen Employment Agreement.

Joseph W. Pooler, Jr., Chief Financial Officer

Mr. Pooler’s Employment Agreement, dated May 7, 2008 and amended on February 20, 2009 and February 18, 2010, or, collectively, the Pooler Agreement, provides for a minimum salary of $400,000 per annum through December 31, 2010. Mr. Pooler’s base salary for fiscal years after 2010 will be determined by the Compensation Committee. On January 15, 2013, the Compensation Committee increased Mr. Pooler’s salary to $420,000 per year.

The initial term of the Pooler Agreement ended on December 31, 2012, however, pursuant to the terms of the Pooler Agreement, the term renewed automatically for an additional one year period at such time and will continue to be renewed for additional one year periods at the end of any renewed term unless terminated by either of the parties in accordance with the terms of the Pooler Agreement.

Pursuant to the Pooler Agreement, if Mr. Pooler terminates his employment with “Good Reason” (as defined in the Pooler Agreement), the Company terminates his employment without “Cause” (as defined in the Pooler Agreement), or the Company chooses not to renew the Pooler Agreement at its expiration, Mr. Pooler will be entitled to (a) any base salary and other benefits earned and accrued prior to the date of termination; (b) a single-sum payment equal to three times (x) the average of the base salary amounts paid to Mr. Pooler over the three calendar years prior to the date of termination, (y) if less than three years have elapsed between the date of the Pooler Agreement and the date of termination, the highest base salary paid to Mr. Pooler in any calendar year prior to the date of termination, or (z) if less than 12 months have elapsed from the date of the Pooler Agreement to the date of termination, the highest base salary received in any month times 12; (c) all of his outstanding unvested equity-based awards becoming fully vested and immediately exercisable, as applicable, subject to the terms of such awards; (d) payment for outplacement assistance appropriate for Mr. Pooler’s position for a period of one year following termination, such services not to exceed $25,000; and (e) continued family coverage, without incremental cost, in Company sponsored health and dental plans at then-current cost for a period of nine months.

In the event of a “Change of Control” (as defined in the Pooler Agreement), all of Mr. Pooler’s outstanding unvested equity-based awards become fully vested and immediately exercisable, as applicable, subject to the terms of such awards. If Mr. Pooler terminates his employment within the twelve-month period following a Change of Control, such termination will be treated as a termination for “Good Reason” so long as Mr. Pooler makes himself available to provide transition services to the Company, at the request of the Company, for up to twelve months following the Change of Control.

Pursuant to the Pooler Agreement, if any amount payable to or other benefit to which Mr. Pooler is entitled would be deemed to constitute a “parachute payment” (as defined in Section 280G of the Code), alone or when added to any other amount payable or paid to or other benefit receivable or received by Mr. Pooler, which is deemed to constitute a parachute payment and would result in the imposition of an excise tax under Section 4999 of the Code, then the parachute payments shall be reduced (but not below zero) so that the maximum amount is $1.00 less than the amount which would cause the parachute payments to be subject to the excise tax. However, if the reduction of the parachute payments is equal to or greater than $50,000, then there will not be any reduction and the full amount of the parachute payment will be payable to Mr. Pooler.

The Pooler Agreement contains a waiver of any “Good Reason” termination that was available to Mr. Pooler pursuant to the terms of his original employment agreement as a result of the closing of the merger transaction, or the Merger, completed by the Company on December 16, 2009, pursuant to which IFMI, LLC became a majority owned subsidiary of the Company. The Pooler Agreement also acknowledges that Mr. Pooler’s equity-based awards in IFMI, LLC became fully vested and immediately exercisable as of December 16, 2009, the date of the closing of the Merger.

During the period of Mr. Pooler’s employment with IFMI, LLC, and the period ending one year following the termination of his employment with IFMI, LLC, Mr. Pooler may not, directly or indirectly through another entity, (a) induce or attempt to induce any employee of IFMI, LLC or its affiliates to leave the employ of IFMI, LLC or such affiliates, or in any way interfere with the relationship between IFMI, LLC and any of its affiliates and any employee thereof, or (b) hire any person who was an employee of IFMI, LLC or any of its affiliates or subsidiaries within 180 days after such person ceased to be an employee of IFMI, LLC or any of its affiliates.

John P. Costas, the former Chairman of PrinceRidge

Mr. Costas served as Chairman of PrinceRidge until July 19, 2012.

On May 31, 2011, Mr. Costas entered into the Costas Agreement, pursuant to which Mr. Costas served as the Chairman of PrinceRidge. The initial term of the Costas Agreement was scheduled to end on December 31, 2013, and such term was to renew automatically for additional one year periods unless terminated by either of the parties in accordance with the terms of the Costas Agreement.

Pursuant to the Costas Agreement, Mr. Costas was entitled to receive a guaranteed payment, or the Costas Guaranteed Payment. Mr. Costas’s Guaranteed Payment for 2011 was $200,000, of which Mr. Costas collected $116,667 for the period following our acquisition of PrinceRidge and PrinceRidge Partners. For 2012 and 2013, the Costas Guaranteed Payment was to equal $200,000, plus the amount of the Initial Annual Allocation, or the Costas Initial Annual Allocation, for the immediately preceding year, if any. “Initial Annual Allocation” was defined in the Costas Agreement as an amount equal to 20% of the “Adjusted Profit” (as defined in the Costas Agreement) of PrinceRidge, up to a maximum of $800,000. The Costas Initial Annual Allocation for 2011 was $0. Consequently, the Costas Guaranteed Payment for 2012 was to equal $200,000.

In addition to the Costas Initial Annual Allocation, Mr. Costas was entitled to an annual allocation from PrinceRidge equal to 8 1/3% of “Post-Initial Allocation Profit” (as defined in the Costas Agreement) of PrinceRidge, or the Costas Supplemental Annual Allocation. Subject to certain conditions, for a period of 60 days following the payment of the Costas Initial Annual Allocation and the Costas Supplemental Annual Allocation, Mr. Costas was entitled to purchase additional units (the value of which could not exceed the amount of the Costas Initial Annual Allocation and the Costas Supplemental Annual Allocation) of PrinceRidge at a price based on the then-current book value of PrinceRidge.

During the term of the Costas Agreement, the Board of Directors of the Company was entitled to, in its sole discretion, award Mr. Costas an annual bonus in an amount and on such terms to be determined by the Board of Directors of the Company. Any such bonus awarded to Mr. Costas was required to be approved by the Compensation Committee of the Board of Directors of the Company.

Pursuant to the Costas Agreement, on May 31, 2011, Mr. Costas received 424,371 restricted shares of the Company’s common stock, or the Costas Restricted Shares, under the 2010 Long-Term Incentive Plan. Sixty percent of the Costas Restricted Shares were set to vest on December 31, 2012, and the remaining 40% were set to vest on December 31, 2013. All of the Costas Restricted Shares which remained unvested were to be forfeited if Mr. Costas was not providing services to PrinceRidge or its affiliates at any time prior to December 31, 2013; provided, however, (i) if Mr. Costas’ services with PrinceRidge ended prior to January 1, 2013 as the result of Mr. Costas’ terminating the Costas Agreement for “Good Reason” (as defined in the Costas Agreement), or PrinceRidge’s terminating the Costas Agreement without “Cause” (as defined in the Costas Agreement), the unvested Costas Restricted Shares were to be immediately forfeited, and IFMI, LLC was to issue to Mr. Costas the number of IFMI Units equal to the number of Costas Restricted Shares at such time; and (ii) if Mr. Costas’ employment with PrinceRidge ended as the result of Mr. Costas’ terminating the Costas Agreement for Good Reason or PrinceRidge’s terminating the Costas Agreement without Cause on or after January 1, 2013, then any unvested Costas Restricted Shares were to become immediately vested. Under the Costas Agreement, Mr. Costas was not entitled to, prior to January 1, 2013, exercise his right pursuant to Section 12.2(a) of IFMI, LLC’s Amended and Restated Limited Liability Company Agreement, as amended from time to time, to redeem all or a portion of such IFMI Units.

In addition to the Costas Restricted Shares, the Costas Agreement provided for the issuance to Mr. Costas of restricted profit and equity units of PrinceRidge equal to 2.5% (or 9,336 units) of the outstanding units of PrinceRidge under PrinceRidge’s equity compensation plan, or the Costas PrinceRidge Units. Forty percent of the Costas PrinceRidge Units were set to vest on December 31, 2012, 20% were set to vest on December 31, 2013, 20% were set to vest on December 31, 2014, and the remaining 20% were set to vest on December 31, 2015. However, under the Costas Agreement, if Mr. Costas’ services with PrinceRidge ended at any time as the result of Mr. Costas’ terminating the Costas Agreement for Good Reason or PrinceRidge’s terminating the Costas Agreement without cause, any remaining unvested Costas PrinceRidge Units were to become immediately vested.

The Costas Agreement provided that Mr. Costas was entitled to participate in any group life, hospitalization or disability insurance plans, health programs, retirement plans, fringe benefit programs and other benefits that were available to other senior executives of PrinceRidge generally, in each case to the extent that Mr. Costas was eligible under the terms of such plans or programs.

Pursuant to the Costas Agreement, in the event that Mr. Costas was terminated by PrinceRidge due to his death or disability, Mr. Costas (or his estate or beneficiaries, as the case may be) was to be entitled to receive (a) any Costas Guaranteed Payment and other benefits (including any allocations, or the Costas Prior Year Allocations, for a fiscal year completed before termination of the Costas Agreement but not yet paid) earned and accrued under the Costas Agreement prior to the date of termination, as well as any Costas Initial Annual Allocation and Costas Supplemental Annual Allocation, or the Costas Partial Year Allocations, for any portion of a fiscal year completed before termination and earned and accrued but not yet paid under the Costas Agreement prior to the termination of the Costas Agreement; (b) a single-sum payment equal to the Costas Guaranteed Payment that would have been paid to him for the remainder of the year in which the termination occurred; (c) a single-sum payment equal to the sum of (1) the Costas Initial Annual Allocation, and (2) the Costas Supplemental Annual Allocation earned by Mr. Costas, if any, in the fiscal year preceding the date of termination (which amount was to be annualized to the extent the termination occurred prior to the completion of a full fiscal year), multiplied by a fraction (x) the numerator of which was the number of days in the fiscal year preceding the termination, and (y) the denominator of which was 365.

If Mr. Costas terminated his employment without Good Reason or PrinceRidge terminated his employment for Cause, then Mr. Costas was only to be entitled to any Costas Guaranteed Payment and other benefits (including Costa Prior Year Allocations and Costas Partial Year Allocations) earned and accrued prior to the date of termination.

If Mr. Costas terminated his employment with Good Reason, or PrinceRidge terminated his employment without Cause, then Mr. Costas was to be entitled to receive (a) a single-sum payment equal to accrued but unpaid Costas Guaranteed Payment and other benefits (including any Costas Prior Year Allocations), as well as the Costas Partial Year Allocations, (b) a single-sum payment of an amount equal to three times (1) the average of the Costas Guaranteed Payment amounts paid to Mr. Costas over the three calendar years prior to the date of termination, (2) if less than three years had elapsed between the date of the Costas Agreement and the date of termination, the highest Costas Guaranteed Payment paid to Mr. Costas in any calendar year prior to the date of termination, or (3) if less than 12 months had elapsed from the date of the Costas Agreement to the date of termination, the highest Costas Guaranteed Payment received in any month times twelve; and (c) a single-sum payment equal to the sum of (1) the Costas Initial Annual Allocation and (2) the Costas Supplemental Annual Allocation earned by Mr. Costas, if any, in the fiscal year preceding the date of termination (which amount was to be annualized to the extent the termination occurred prior to the completion of a full fiscal year), multiplied by a fraction (x) the numerator of which was the number of days in the fiscal year preceding the termination, and (y) the denominator of which was 365.

Under the Costas Agreement, in the event of a “Change of Control” of the Company (as defined in the Costas Agreement), all of Mr. Costas’s outstanding unvested equity-based awards were to become fully vested and immediately exercisable, as applicable. Only with respect to a Company Change of Control transaction that was first announced after the nine-month anniversary of May 31, 2011, if Mr. Costas remained with PrinceRidge through the first anniversary of a Change of Control, but left PrinceRidge within six months thereafter, such termination was to be treated as a termination for Good Reason, and Mr. Costas was to be entitled to the compensation set forth in the preceding paragraph.

Pursuant to the Costas Agreement, if any amount payable to or other benefit to which Mr. Costas was entitled were to be deemed to constitute a “parachute payment” (as defined in Section 280G of the Code), alone or when added to any other amount payable or paid to or other benefit receivable or received by Mr. Costas, which was deemed to constitute a parachute payment and would result in the imposition of an excise tax under Section 4999 of the Code, then the parachute payments were to be reduced (but not below zero) so that the maximum amount was $1.00 less than the amount which would cause the parachute payments to be subject to the excise tax. However, if the reduction of the parachute payments was equal to or greater than $50,000, then there was not to be any such reduction and the full amount of the parachute payment was to be payable to Mr. Costas.

All termination payments, other than for death or disability, were subject to Mr. Costas signing a general release. The Costas Agreement contained a non-competition provision restricting Mr. Costas’s ability to engage in certain activities that were competitive with PrinceRidge for a period of three months after the end of the term of the Costas Agreement. The Costas Agreement also contained customary confidentiality provisions.

Pursuant to the Costas Separation Agreement, Mr. Costas agreed to sell the Costas Securities to PrinceRidge and PrinceRidge Partners. In consideration of the sale of the Costas Securities, on the July 19, 2012, PrinceRidge Partners paid to Mr. Costas an aggregate amount of cash equal to $4,170,042, of which $3,117,299 represented the aggregate value of Mr. Costas’ capital accounts in PrinceRidge and PrinceRidge Partners.

Under the Costa Separation Agreement, Mr. Costas (i) withdrew as a member of PrinceRidge Partners and as a partner of PrinceRidge, and (ii) resigned from all positions and offices of PrinceRidge, PrinceRidge Partners, IFMI, LLC and their respective affiliates, and as a Board Observer of the Company. On July 15, 2012, the Board had removed Mr. Costas as Chairman of the board of managers of PrinceRidge Partners, after which time he continued as an officer of PrinceRidge Partners until July 19, 2012.

Under the Costas Separation Agreement, effective on July 19, 2012, Mr. Costas also agreed to forfeit all of the unvested equity awards that Mr. Costas had received from PrinceRidge, PrinceRidge Partners, IFMI, LLC the Company, and their respective affiliates under the Executive Agreement, dated May 31, 2011, by and among Mr. Costas, PrinceRidge, PrinceRidge Partners, the Company and IFMI, LLC.

Compensation Upon Change of Control or Termination

As described above, Messrs. Cohen and Pooler have, and Mr. Costas had, provisions in their respective employment agreements providing for certain benefits upon the occurrence of certain events, including terminations without cause or for good reason, upon a change in control, or upon the death or disability of the executive. As a part of the negotiations of each employment agreement, the Board of Directors believed that circumstances giving rise to the payments set forth above were appropriate.

Other Compensation Plans

The Company does not generally provide its executive officers with payments or other benefits at, following, or in connection with retirement. The Company does not generally have a nonqualified deferred compensation plan that provides for deferral of compensation on a basis that is not tax-qualified for its executive officers.

Cash and Equity Plan Compensation

The Company’s Cash Bonus Plan

In August 2009, our board of directors adopted the Institutional Financial Markets, Inc. (formerly Alesco Financial Inc.) Cash Bonus Plan, or the Company’s Cash Bonus Plan, which was approved by stockholders on December 15, 2009. The purpose of the Company’s Cash Bonus Plan is to provide performance-based cash bonus compensation for participants based on the attainment of one or more performance goals or targets that are related to the financial success of the Company, and that are established from time to time by the Compensation Committee, as part of an integrated compensation program.

With respect to Company performance in 2011, Joseph W. Pooler, Jr. received a cash bonus under the Company’s Cash Bonus Plan in the amount of $87,982. With respect to Company performance in 2012, Mr. Pooler and Daniel G. Cohen received cash bonuses under the Company’s Cash Bonus Plan in the amounts of $250,000 and $900,000, respectively.

2006 Long-Term Incentive Plan, as amended, and the 2010 Long-Term Incentive Plans

Each of the Company’s 2006 Long-Term Incentive Plan, as amended from time to time, and the 2010 Long-Term Incentive Plan, as amended from time to time, or, together, the equity plans, is administered by the Compensation Committee, except that, in certain circumstances, the Board of Directors may act in its place. The purpose of the equity plans are to induce key employees, directors, officers, advisors and consultants to continue providing services to the Company and its subsidiaries and to encourage them to increase their efforts to make the Company’s business more successful, whether directly or through its subsidiaries or other affiliates. In furtherance of these objectives, the equity plans are designed to provide equity-based incentives to such persons in the form of options (including stock appreciation rights), restricted shares, phantom shares, dividend equivalent rights and other forms of equity based awards as contemplated by the equity plans, with eligibility for such awards determined by the Compensation Committee. The Compensation Committee and Board of Directors believe that awards of restricted shares, typically vesting over a period of three years or more, are the most effective of the equity-based incentives available under the equity plans in accomplishing its compensation goals.

Equity-based awards to key personnel are generally subject to vesting periods in order to support the achievement of the Company’s performance goals over the long-term and to help retain key personnel. The Compensation Committee determines the number and type of equity-based incentives that should be awarded from time to time to key personnel in light of the Company’s compensation goals and objectives.

Effective March 9, 2012, the Compensation Committee awarded 30,000 restricted shares of our common stock to Mr. Pooler under the 2010 Long-Term Incentive Plan based on his performance in 2011. The closing price of our common stock on March 9, 2012 was $1.47.

Effective January 15, 2013, the Compensation Committee, under the 2010 Long-Term Incentive Plan, awarded 200,000 restricted shares of our common stock to Mr. Cohen and 35,000 to Mr. Pooler based on their respective performance in 2012. The closing price of our common stock on January 15, 2010 was $1.33.

In connection with our acquisition of PrinceRidge and PrinceRidge, IFMI, LLC entered into the Costas Agreement, pursuant to which 424,371 restricted shares of our common stock were awarded to Mr. Costas under the 2010 Long-Term Incentive Plan. The closing price of our common stock on May 31, 2012 was $3.70. These restricted shares were forfeited by Mr. Costas in connection with the Costas Separation Agreement.

IFMI, LLC 2009 Equity Award Plan

In August 2009, IFMI, LLC adopted the 2009 Equity Award Plan to further the strategic goals of IFMI, LLC and the business combination and the interests of the Company following the business combination by helping to attract and retain new and existing employees of IFMI, LLC. Named executive officers of the Company are eligible to participate in the 2009 Equity Award Plan. Under this plan, Mr. Pooler received 50,000 restricted membership units in IFMI, LLC and, pursuant to the Pooler Agreement, all of these restricted membership units vested upon the completion of the Merger. Following the business combination, the Company assumed the 2009 Equity Award Plan.

In connection with the 2009 Equity Award Plan, Daniel G. Cohen and IFMI, LLC entered into the Equity Plan Funding Agreement, dated as of August 20, 2009, or the Equity Plan Funding Agreement, whereby Mr. Cohen is required to transfer to: (a) IFMI, LLC the number of IFMI Units equal to the number of IFMI Units to be issued by IFMI, LLC to the participants in 2009 Equity Award Plan in connection with the vesting of a restricted unit of IFMI, LLC issued under the 2009 Equity Award Plan, or (b) the Company the number of shares of the Company’s common stock equal to the number of IFMI Units to be issued by IFMI, LLC to the participants in the 2009 Equity Award Plan in connection with the vesting of a restricted unit of IFMI, LLC issued under the 2009 Equity Award Plan. On December 26, 2012, Mr. Cohen transferred 116,595 restricted shares of the Company’s common stock to the Company in order to satisfy certain of Mr. Cohen’s obligations under the Equity Plan Funding Agreement. As of December 31, 2012, no IFMI Units remained available to be issued pursuant to the 2009 Equity Award Plan.

Perquisites

Perquisites did not constitute a material portion of the compensation paid to the executive officers for fiscal year 2011 or 2012. Executive officers are eligible to participate in all of the Company’s employee benefit plans, such as medical, dental, group life, disability, accidental death and dismemberment insurance and our 401(k) plan, in each case on the same basis as other employees, subject to applicable law.

COMPENSATION OF DIRECTORS

The Company uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the Board of Directors. Non-employee directors each received an annual fee in the amount of $32,000 for serving as a director for the fiscal year ended December 31, 2012 and $55,000 in restricted common stock in the Company. The Chairman of the Audit Committee, the Chairman of the Compensation Committee, the Chairman of the Investment Committee, and the Chairman of the Nominating and Corporate Governance Committee received additional annual fees of $20,000, $3,750, $3,750 and $3,750, respectively. The annual fee and the meeting fees were paid in cash.

The table below summarizes the compensation information for the Company’s non-employee directors for the fiscal year ended December 31, 2012. Daniel G. Cohen, Chief Executive Officer, Chief Investment Officer and Chairman of the Board of Directors of the Company is not included in this table as he is deemed a “named executive officer” of the Company. Compensation for Mr. Cohen is shown above on the Summary Compensation Table.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Walter T. Beach	32,000	54,999	—	—	—	—	86,999
Rodney E. Bennett	32,000	54,999	—	—	—	—	86,999
Thomas P. Costello	52,000	54,999	—	—	—	—	106,999
G. Steven Dawson	35,750	54,999	—	—	—	—	90,749
Joseph M. Donovan	35,750	54,999	—	—	—	—	90,749
Jack Haraburda	35,750	54,999	—	—	—	—	90,749
Neil Subin	32,000	54,999	—	—	—	—	86,999
Lance Ullom	32,000	54,999	—	—	—	—	86,999
Charles W. Wolcott	32,000	54,999	—	—	—	—	86,999

(1)	Amounts in this column represent annual board fees and annual chair fees earned by non-employee directors for service in 2012.
(2)	Amounts in this column represent the grant date fair value of the restricted stock award, computed in accordance with FASB ASC Topic 718. The grant date fair value per share for these restricted shares was $1.47 and each director was granted 37,414 restricted shares of the Company’s common stock. The assumptions used in the calculations of these amounts were included in note 20 to the Company’s audited financial statements for the year ended December 31, 2012 in the Company’s Annual Report on Form 10-K. Amounts do not correspond to the actual value that may be recognized by the director. As of December 31, 2012, the aggregate number of restricted stock awards outstanding at December 31, 2012 for each director was as follows: (i) Mr. Beach – 37,414 shares; (ii) Mr. Bennett – 37,414 shares; (iii) Mr. Costello – 37,414 shares; (iv) Mr. Dawson – 37,414 shares; (v) Mr. Donovan – 37,414 shares; (vi) Mr. Haraburda – 37,414 shares; (vii) Mr. Subin – 37,414 shares; (viii) Mr. Ullom – 37,414 shares; and (ix) Mr. Wolcott – 37,414 shares.

The Company reimburses all non-employee directors for travel and other reasonable expenses incurred in connection with attending its Board of Directors and committee meetings.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO SECTION 402 OF REGULATION S-K PROMULGATED UNDER THE EXCHANGE ACT. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE VOTED FOR SUCH NAMED EXECUTIVE OFFICER COMPENSATION.

PROPOSAL FOUR—APPROVAL, ON AN ADVISORY BASIS, OF FREQUENCY OF VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

The Dodd-Frank Act also provides that the Company’s stockholders have the opportunity to indicate how frequently the Company should seek stockholder approval, on an advisory (non-binding) basis, of the compensation of our named executive officers as disclosed in this proxy statement in accordance with Section 14A of the Exchange Act. By voting on this proposal, stockholders may indicate whether they would prefer that the advisory vote on the compensation of the Company’s named executive officers occur once every one, two, or three years.

Our Board of Directors has determined that an advisory vote on executive compensation that occurs once every three years is the most appropriate alternative for the Company and, therefore, our Board recommends that you vote for a three-year interval for the advisory vote on executive compensation. In determining to recommend that stockholders vote for a frequency of once every three years, the Board considered how an advisory vote at this frequency will provide our stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short term variations in compensation and business results. An advisory vote occurring once every three years will also permit our stockholders to observe and evaluate the impact of any changes to our executive compensation policies and practices which have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation. By contrast, a more frequent vote might lead to a short-term perspective on executive compensation that is inconsistent with the longer-term approach taken by our Compensation Committee and with which we currently view our business. We will continue to engage with our stockholders regarding our executive compensation program during the period between advisory votes on executive compensation.

We recognize that our stockholders may have different views as to the best approach for the Company, and therefore we look forward to hearing from our stockholders as to their preferences on the frequency of an advisory vote on executive compensation.

The Company submits the following proposal:

“RESOLVED, that the Company hold a stockholder advisory vote to approve the compensation of the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, with a frequency of once every one year, two years or three years, whichever receives the highest number of votes cast with respect to this resolution.”

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when you vote in response to this Proposal.

Because your vote on this Proposal is advisory, it will not bind the Company or our Board of Directors. However, the Board of Directors and the Compensation Committee will review the voting results and take the results into consideration in determining how frequently future stockholder advisory votes on the compensation of our named executive officers will occur.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION ONCE EVERY THREE YEARS. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE VOTED FOR HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION ONCE EVERY THREE YEARS.

PROPOSAL FIVE—RATIFICATION OF THE APPOINTMENT OF

THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Grant Thornton LLP to be the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

Stockholder ratification of the selection of Grant Thornton LLP as our independent registered public accounting firm is not required under the laws of the State of Maryland, by our Bylaws or otherwise. However, our Board of Directors believes that it is good corporate practice to seek stockholder ratification of the selection of our independent registered public accounting firm. If the appointment of Grant Thornton LLP is not ratified, the Audit Committee will reconsider the appointment. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm during the year if it determines that such a change would be in our best interests and those of our stockholders.

Representatives of Grant Thornton LLP are expected to be present at the Company’s 2013 Annual Meeting of Stockholders, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from our stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, PROXIES SOLICITED IN CONNECTION WITH THIS PROXY STATEMENT WILL BE VOTED FOR SUCH RATIFICATION.

PRINCIPAL ACCOUNTING FIRM FEES

During the years ended December 31, 2012 and December 31, 2011, Grant Thornton LLP provided various audit and non-audit services to the Company and its subsidiaries. The aggregate fees billed by Grant Thornton LLP to the Company and its subsidiaries for the years ended December 31, 2012 and 2011 were as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011
Audit Fees (1)	$645,000	$795,000
Audit-Related Fees (2)	$25,175	$25,750
Tax Fees (3)	—	—
All Other (4)	—	—
Total Principal Accounting Firm Fees	$670,175	$820,750

(1)	Audit fees relate to services rendered by Grant Thornton LLP in connection with: (a) the audit of the annual financial statements included in our Annual Report on Form 10-K and services attendant to, or required by, statute or regulation; (b) reviews of the interim financial statements; (c) other services related to SEC and other regulatory filings, including providing consents; (d) services provided in connection with the statutory audits of the U.S. broker-dealer and the UK and French subsidiaries; and (e) accounting and financial consultation attendant to the audit.
(2)	Audit-related fees include fees related to the Company’s 401(k) savings plan.
(3)	There were no tax fees.
(4)	There were no other fees.

The Audit Committee must pre-approve all audit services and non-audit services provided to the Company or our subsidiaries by our independent registered public accounting firm, except for non-audit services covered by the de minimis exception in Section 10A of the Exchange Act.

The Audit Committee considers and pre-approves any audit and non-audit services to be performed by our independent registered public accounting firm at our Audit Committee’s regularly scheduled and special meetings. The Audit Committee has delegated to its Chairman, an independent member of our Board of Directors, the authority to grant pre-approvals of all audit, review and attest services and non-attest services other than the fees and terms for our annual audit, provided that any such pre-approval by the Chairman shall be reported to our Audit Committee at its next scheduled meeting.

The Audit Committee has considered whether the provision of these services is compatible with maintaining the independent registered public accounting firm’s independence and has determined that such services have not adversely affected the independence of our independent registered public accounting firm.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following is a report by the Audit Committee regarding the responsibilities and functions of the Audit Committee. This report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Exchange Act, except to the extent the Company specifically incorporates this report of the Audit Committee by reference therein.

The Audit Committee oversees our financial reporting process on behalf of the Board of Directors in accordance with the Audit Committee charter. Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with GAAP. Our independent registered public accounting firm is responsible for performing an audit of the consolidated financial statements and, if required by applicable law, an audit of the effective operation of the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to oversee and review these processes. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2012, including discussions regarding critical accounting policies, other financial accounting and reporting principles and practices appropriate for the Company, the quality of such principles and practices, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also reviewed and discussed with management and the independent registered public accounting firm the Company’s internal controls over financial reporting, including a review of management’s and the independent registered public accounting firm’s assessments of and reports on the effectiveness of internal controls over financial reporting and any significant deficiencies or material weaknesses and discussed with management and the independent registered public accounting firm, as applicable, the process used to support certifications by our Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002, as amended, to accompany the Company’s periodic filings with the SEC.

In addition, the Audit Committee obtained from the independent registered public accounting firm a formal written statement describing all relationships between the independent registered public accounting firm and the Company that might bear on their independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” as currently in effect, discussed with the independent registered public accounting firm any relationships that may impact their objectivity and independence, and satisfied itself as to their independence. When considering the independence of the independent registered public accounting firm, the Audit Committee considered whether their provision of services to the Company beyond those rendered in connection with their audit of the Company’s consolidated financial statements and reviews of its consolidated financial statements, including in its quarterly reports on Form 10-Q, was compatible with maintaining their independence. The Audit Committee also reviewed, among other things, the audit and non-audit services performed by, and the amount of fees paid for such services to, the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by generally accepted auditing standards, including those described in Statement on Auditing Standards (SAS) No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

In reliance on the reviews and discussions referred to above, but subject to the limitations on the role and responsibilities of the Audit Committee referred to below and in the Audit Committee charter, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements for the year ended December 31, 2012 be included in the Annual Report on Form 10-K.

The Audit Committee is composed of three independent non-employee directors and operates under a written charter adopted by the Board of Directors (which is available on our website at http://www.ifmi.com). The Audit Committee consists of Messrs. Wolcott, Ullom and Costello, who serves as the Audit Committee Chairman. The Board of Directors, in its judgment, has determined that each committee member meets the independence requirements of the SEC and NYSE MKT. The Board of Directors has also determined that each member of our Audit Committee is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the applicable NYSE MKT listing standards currently in effect, and that Mr. Costello is an “audit committee financial expert,” as defined under Item 407(d)(5) of Regulation S-K.

The Audit Committee held six meetings during fiscal year 2012. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, and the independent registered public accounting firm. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing. Committee members rely, without independent investigation or verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States), that the financial statements are presented in accordance with GAAP or that Grant Thornton LLP is in fact “independent.”

Respectfully Submitted,

Audit Committee

Thomas P. Costello, Chairman

Charles W. Wolcott

Lance Ullom

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of May 24, 2013 by (1) each person known by us to own beneficially more than 5% of our outstanding common stock, (2) each current director, (3) each named executive officer, and (4) all current directors and executive officers as a group. The number of shares of our stock beneficially owned by each entity, person, director, executive officer or named executive officer is determined under the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any stock as to which the individual has the sole or shared voting power or investment power and also any stock that the individual has a right to acquire within 60 days from May 24, 2013 through the exercise of any share option or other right. Unless otherwise indicated, each person has sole voting and investment power with respect to the stock set forth in the following table.

Name	Series E Preferred Stock Beneficially Owned	Percent of Class (1)	Common Stock Beneficially Owned	Percent of Class (2)
Five or greater percent owner:
Christopher Ricciardi (3)	—	—	1,472,175	12.0
Stephanie Ricciardi (4)	—	—	1,465,144	12.0
Directors and Named Executive Officers:
Daniel G. Cohen (5)	4,983,557	100	703,142	5.8
Joseph W. Pooler, Jr. (6)	—	—	167,895	1.4
Walter T. Beach (7)	—	—	124,962	1.0
Rodney E. Bennett (8)	—	—	80,643		*
John P. Costas (9)	—	—	—		*
Thomas P. Costello (10)	—	—	82,153		*
G. Steven Dawson (11)	—	—	96,162		*
Joseph M. Donovan (12)	—	—	126,809	1.0
Jack Haraburda (13)	—	—	81,953		*
Neil S. Subin (14)	—	—	142,858	1.2
Lance Ullom (15)	—	—	102,303		*
Charles W. Wolcott (16)	—	—	84,893		*
All current executive officers and directors as a group (12 persons)	4,983,557	100	1,873,389	15.3

*	Beneficial ownership of less than 1% of the class is omitted.
(1)	Based on 4,983,557 shares of the Series E Voting Non-Convertible Preferred Stock issued and outstanding on May 24, 2013.
(2)	Based on 12,237,104 shares of the Company’s common stock issued and outstanding on May 24, 2013.
(3)	Mr. Ricciardi was the Company’s President from December 16, 2009 to August 31, 2011. The common stock includes 1,351,721 shares held in a joint account with Mrs. Ricciardi. The common stock includes 48,448 shares held by Mrs. Ricciardi, of which Mr. Ricciardi may be deemed a beneficial owner. Mr. Ricciardi may be deemed the beneficial owner of 64,975 shares of common stock held by The Ricciardi Family Foundation as a result of his position on the board of directors of the foundation. Mr. Ricciardi disclaims any interest in the 64,975 shares beyond his pecuniary interest. The number of shares of common stock with respect to which Mr. Ricciardi would have sole voting and dispositive power is 7,031. With respect to the Company common stock that Mr. Ricciardi holds or may be deemed the beneficial owner of, this information is based on a Schedule 13D filed with the SEC on July 2, 2009, as amended on December 21, 2009, December 24, 2009, March 29, 2010, April 25, 2011, June 17, 2011 and May 15, 2013, and other information provided by Mr. Ricciardi. The address for this stockholder is c/o Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104.

(4)	Mrs. Ricciardi is the spouse of Christopher Ricciardi, the Company’s former President. The common stock includes 1,351,721 shares held in a joint account with Mr. Ricciardi and 48,448 shares held individually. Mrs. Ricciardi may be deemed the beneficial owner of 64,975 shares of common stock held by The Ricciardi Family Foundation as a result of her position on the board of directors of the foundation. Mrs. Ricciardi disclaims any interest in the 64,975 shares beyond her pecuniary interest. Mrs. Ricciardi shares voting and dispositive power with respect to all of the common stock. With respect to the Company common stock that Mr. Ricciardi holds or may be deemed the beneficial owner of, this information is based on a Schedule 13D filed with the SEC on July 2, 2009, as amended on December 21, 2009, December 24, 2009, March 29, 2010, April 25, 2011, June 17, 2011 and May 15, 2013, and other information provided by Mr. Ricciardi. The address for this stockholder is c/o Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104.
(5)	Mr. Cohen is the Chairman of the Board and Chief Executive Officer and Chief Investment Officer of the Company. 3,250 shares of common stock are pledged by Mr. Cohen as security. The common stock includes 200,000 restricted shares that have yet to vest; 100,000 of such restricted shares will vest on December 31, 2013, and the remaining 100,000 of such restricted shares will vest on December 31, 2014, in each case, so long as Mr. Cohen is then employed by the Company or any of its subsidiaries. In addition, the common stock includes 187,244 shares of common stock held directly by Mr. Cohen.
(6)	Mr. Pooler is the Executive Vice President, Chief Financial Officer and Treasurer of the Company. The common stock includes 50,000 restricted shares that have yet to vest; 32,500 of such restricted shares will vest on December 31, 2013, and 17,500 of such restricted shares will vest on December 31, 2014, in each case, so long as Mr. Pooler is then employed by the Company or any of its subsidiaries.
(7)	Mr. Beach is a director of the Company. The common stock includes 19,231 restricted shares that will vest on March 4, 2014.
(8)	Mr. Bennett is a director of the Company. The common stock includes 19,231 restricted shares that will vest on March 4, 2014.
(9)	Mr. Costas is the former Chairman of PrinceRidge, an indirect subsidiary of the Company.
(10)	Mr. Costello is a director of the Company. The common stock includes 19,231 restricted shares that will vest on March 4, 2014.
(11)	Mr. Dawson is a director of the Company. Of these securities, 19,353 are held by Corriente Private Trust, and 57,578 are held by Regents Gate Associates, LLC. Mr. Dawson is the primary trustee and sole beneficiary of Corriente Private Trust and, through Corriente Private Trust, he has voting and investment control with respect to the securities held therein. Corriente Private Trust is one of the two members of Regents Gate Associates, LLC, the other member is Mr. Dawson’s spouse’s trust. Mr. Dawson disclaims any interest in these securities beyond his pecuniary interest. The common stock includes 19,231 restricted shares that will vest on March 4, 2014.
(12)	Mr. Donovan is a director of the Company. The common stock includes 19,231 restricted shares that will vest on March 4, 2014.
(13)	Mr. Haraburda is a director of the Company. The common stock includes 19,231 restricted shares that will vest on March 4, 2014.
(14)	Mr. Subin is a director of the Company. The common stock includes 19,231 restricted shares that will vest on March 4, 2014.
(15)	Mr. Ullom is a director of the Company. The common stock includes 19,700 shares held in a trust for the benefit of Mr. Ullom’s spouse and 19,231 restricted shares that will vest on March 4, 2014.
(16)	Mr. Wolcott is a director of the Company. The common stock includes 19,231 restricted shares that will vest on March 4, 2014.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of our common stock, which are referred to in this report as “reporting persons,” to file reports of ownership and changes in ownership with the SEC. Reporting persons are also required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by them with the SEC. To our knowledge, based solely on our review of the copies of the Section 16(a) forms furnished to us or upon written representations from certain of these reporting persons that no other reports were required, all Section 16(a) filing requirements applicable to the reporting persons were timely filed during our 2012 fiscal year.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS INFORMATION

This section of our proxy statement contains information about a variety of our corporate governance policies and practices. In this section, you will find information about how we are complying with the corporate governance rules of the NYSE MKT, which were approved by the SEC. We are committed to operating our business under strong and accountable corporate governance practices. The information found on, or accessible through, our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document we file with or furnish to the SEC.

Code of Business Conduct and Ethics

We have established a Code of Business Conduct and Ethics, or the Code of Ethics, which sets forth basic principles of conduct and ethics to guide all of our employees, officers and directors. The purpose of the Code of Ethics is to:

•	Promote honest and ethical conduct, including fair dealing and the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•

Promote avoidance of conflicts of interest, including disclosure to an appropriate person or committee of any material transaction or relationship that reasonably could be expected to give rise to such a conflict;

•	Promote full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in our other public communications;

•	Promote compliance with applicable governmental laws, rules and regulations;

•	Promote the prompt internal reporting to an appropriate person or committee of violations of the Code of Ethics;

•	Promote accountability for adherence to the Code of Ethics;

•	Provide guidance to employees, officers and directors to help them recognize and deal with ethical issues;

•	Provide mechanisms to report unethical conduct; and

•	Help foster our long-standing culture of honesty and accountability.

A waiver of any provision of the Code of Ethics as it relates to any director or executive officer must be approved by our Board of Directors without the involvement of any director who will be personally affected by the waiver or by a committee consisting entirely of directors, none of whom will be personally affected by the waiver. Waivers of the Code of Ethics for directors or executive officers will be promptly disclosed to our stockholders as required by applicable law. A waiver of any provision of the Code of Ethics as it relates to any other officer or employee must be approved by our Chief Financial Officer or Chief Legal Officer, if any, but only upon such officer or employee making full disclosure in advance of the behavior in question.

The Code of Ethics is available on our website at http://www.ifmi.com and is also available in print free of charge to any stockholder who requests a copy by submitting a written request to Rachael Fink, our Secretary, at Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104.

Director Independence

If all of the director nominees are elected to the Board of Directors, then our Board of Directors will be comprised of a majority of independent directors. In order for a director to be considered “independent,” our Board of Directors must affirmatively determine, based upon its review of all relevant facts and circumstances and after considering all applicable relationships, if any, that each of the directors has no direct or indirect material relationship with the Company or its affiliates and satisfies the criteria for independence established by the NYSE MKT and the applicable rules promulgated by the SEC. Our Board of Directors has determined that each of the following director nominees is independent: Thomas P. Costello, G. Steven Dawson, Joseph M. Donovan, Jack Haraburda, and Neil S. Subin. Our Board of Directors has determined that Daniel G. Cohen, the Company’s Chairman and Chief Executive Officer, is not independent because he is an executive officer of the Company. Our Board of Directors has determined that Christopher Ricciardi will not be independent because he was employed by the Company during the past three years. Lastly, our Board of Directors has determined that Jack J. DiMaio, Jr. is not independent because of the contractual relationships and obligations among the Company, the MP Buyer and Mead Park Holdings LP (these relationships and obligations are described in Proposal Two above).

It is the policy of our Board of Directors that the independent members of our Board of Directors meet separately without management directors at least twice per year during regularly scheduled Board meetings to discuss such matters as the independent directors consider appropriate. In 2012, the Company’s independent directors met separately without management directors two times.

Leadership Structure

The current leadership structure of the Board of Directors includes (a) a combined Chairman of the Board and Chief Executive Officer, and (b) independent, active and effective directors of equal importance and with an equal vote. The independent directors meet without management present at regularly scheduled executive sessions. The Board does not have a lead independent director.

Currently, the positions of Chairman of the Board and Chief Executive Officer are combined and held by Daniel G. Cohen. Mr. Cohen’s in-depth knowledge of the Company’s strategic priorities and operations has enabled him to facilitate effective communication between management and the Board of Directors and to see that key issues and recommendations are brought to the attention of the Board of Directors, thus providing the Company an effective leadership structure. The current leadership model, when combined with the composition of the Board, the strong leadership of our independent directors and Board committees and the highly effective corporate governance structures and processes already in place, has struck, in the Board’s view, an appropriate balance between consistent leadership and independent oversight of the Company’s business and affairs. However, in the event that the transactions contemplated by the Securities Purchase Agreements are consummated, our leadership structure will change. In accordance with the Securities Purchase Agreements, the Chairman of the Board of Directors and Chief Executive Officer will no longer be combined—Mr. Jack J. DiMaio, Jr. will serve as the Chairman of the Board of Directors and the Board of Directors will appoint another individual to serve as our Chief Executive Officer. Although the Board believes that the Company has been, and continues to be, well served by having Mr. Cohen serve as both Chairman of the Board and Chief Executive Officer, the separation of the Chairman of the Board of Directors and Chief Executive Officer roles is commonly utilized by other public companies in the United States, and we believe that this leadership structure will prove to be highly effective for the Company. The separation of the offices will allow Mr. DiMaio to focus on the management of Board matters and will allow our Chief Executive Officer to focus his or her talents and attention on managing our business.

The Board of Directors believes that it is in the best interests of the Company and its stockholders for the Board of Directors to make a determination on whether to separate or combine the roles of Chairman of the Board and Chief Executive Officer based upon the Company’s circumstances at any particular point in time. The Nominating and Corporate Governance Committee periodically reviews the leadership structure to determine if it is in the best interests of the Company and stockholders.

Role of the Board in Risk Oversight

The Board of Directors as a whole has responsibility for risk oversight, with reviews of certain areas conducted by relevant Board committees that report on their findings to the Board. The oversight responsibility of the Board and the Board committees is facilitated by management reporting processes designed to provide information to the Board concerning the identification, assessment and management of critical risks and management’s risk mitigation strategies and practices. These areas of focus include compensation, financial (including accounting, reporting, credit, liquidity and tax), operational, legal, regulatory, compliance, political and strategic risks. The full Board (or the appropriate Board committee), in concert with the appropriate members of management within the Company, reviews management reports to formulate risk identification, risk management and risk mitigation strategies. When a Board committee initially reviews management reports, the Chairman of the relevant Board committee briefs the full Board on the specifics of the matter at the next Board meeting. This process enables the Board to coordinate the risk oversight role, particularly with respect to risks spanning more than one operational area. The Board’s role in risk oversight does not have a direct effect on the Board’s leadership structure.

Recommendation of Nominees to Our Board of Directors

Our Board of Directors is responsible for the selection of nominees for election or appointment to the Board of Directors based on recommendations of our Nominating and Corporate Governance Committee, which is currently comprised of Mr. Walter T. Beach, Mr. Dawson and Mr. Haraburda. Our Nominating and Corporate Governance Committee may consider nominees recommended by management and stockholders using the criteria approved by the Board of Directors to evaluate all candidates. Our Nominating and Corporate Governance Committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable for members of the Board of Directors. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates, as appropriate. Upon selection of a qualified candidate, our Nominating and Corporate Governance Committee recommends the candidate for consideration by the full Board of Directors. Our Nominating and Corporate Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees. Nominees for the Board of Directors should be committed to enhancing long-term stockholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity.

Our Board of Directors’ policy is to encourage the selection of directors who will contribute to our overall corporate goals. Our Nominating and Corporate Governance Committee may, from time to time, review the appropriate skills and characteristics required of members of our Board of Directors, including such factors as business experience, diversity and personal skills in finance, marketing, financial reporting and other areas that are expected to contribute to an effective board. We do not have a specific policy on diversity of the Board of Directors. Instead, the Board of Directors evaluates nominees in the context of the Board of Directors as a whole, with the objective of recommending a group that can best support the success of the business and, based on the group’s diversity of experience, represent stockholder interests through the exercise of sound judgment. Such diversity of experience may be enhanced by a mix of different professional and personal backgrounds and experiences. Diversity is considered broadly and includes variety in personal and professional backgrounds, experience and skills, geographic location, as well as differences in gender, race, ethnicity and age. In evaluating potential candidates for our Board of Directors, our Nominating and Corporate Governance Committee will consider these factors in light of the specific needs of the Board at the time of such evaluation.

Our Nominating and Corporate Governance Committee may consider director candidates recommended by our stockholders. Our Nominating and Corporate Governance Committee will apply the same standards in considering candidates submitted by stockholders as it does in evaluating candidates submitted by members of our Board of Directors. To recommend a prospective nominee for the consideration of our Nominating and Corporate Governance Committee, the candidate’s name and qualifications must be submitted in writing to our Secretary at Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104.

Communications with Our Company

Any employee, stockholder or other person may communicate with our Board of Directors or individual directors. Any such communications may be sent in writing to Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104, Attn: Board of Directors.

Our Audit Committee has also established procedures for (a) the receipt, retention, and treatment of complaints received by our Company regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. If you wish to contact our Audit Committee to report complaints or concerns relating to the financial reporting of our Company, you may do so in writing to the Chairman of the Audit Committee at Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104.

Any such communications may be made anonymously. We also have a compliance hotline that may be used, on an anonymous basis or otherwise, to report any concerns or violations of our standards of conduct, policies or laws and regulations. The number to the hotline is (800) 399-3595.

Director Attendance at Annual Meeting

Although director attendance at our annual meeting each year is strongly encouraged, we do not have an attendance policy. All ten of our directors attended our 2012 annual meeting.

MEETINGS AND COMMITTEES OF OUR BOARD OF DIRECTORS

Meetings of the Board of Directors

During the 2012 fiscal year, our Board of Directors held five meetings. Each of our directors attended at least 75% of the total number of meetings held by our Board of Directors during the 2012 fiscal year, other than Mr. Subin who missed three board meetings.

Committees of the Board of Directors

The Board of Directors currently has four standing committees: the Audit Committee, the Compensation Committee, the Investment Committee, and the Nominating and Corporate Governance Committee. The Board of Directors has affirmatively determined that each committee member satisfies the independence requirements of the NYSE MKT and the SEC for membership on our Board committees. From time to time our Board of Directors may establish a new committee or disband a current committee, depending upon the circumstances.

Audit Committee

We have a separately designated standing Audit Committee of our Board of Directors, as defined in Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, or the Exchange Act. The Audit Committee is currently comprised of three of our independent directors: Mr. Thomas P. Costello, Mr. Lance Ullom and Mr. Charles W. Wolcott. Mr. Costello is the Chairman of our Audit Committee. Our Board of Directors has determined that each of the members of our Audit Committee is “independent” within the meaning of the rules of the NYSE MKT and the SEC and that each of the members of our Audit Committee is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the rules of the NYSE MKT. In addition, our Board of Directors has determined that Mr. Costello is an “audit committee financial expert” as defined by the SEC. Our Audit Committee operates under a written charter that was originally adopted in 2006 and amended in 2007 and 2009. A copy of the charter may be found on our website at http://www.ifmi.com and will be provided in print, free of charge, to any stockholder who requests a copy by submitting a written request to our Secretary at Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104. Our Audit Committee met six times in 2012. Each of the committee members attended all of the meetings of our Audit Committee held during fiscal year 2012.

Our Audit Committee has responsibility for engaging independent registered public accounting firms, reviewing with them the plans and results of the audit engagement, approving the professional services they provide to us, reviewing their independence and considering the range of audit and non-audit fees. Our Audit Committee assists our Board of Directors with oversight of (a) the integrity of our financial statements; (b) our compliance with legal and regulatory requirements; (c) the qualifications, independence and performance of the registered public accounting firm that we employ for the audit of our financial statements; and (d) the performance of the people responsible for our internal audit function. Among other things, our Audit Committee prepares the Audit Committee report for inclusion in our annual proxy statement, conducts an annual review of its charter, and evaluates its performance on an annual basis. Our Audit Committee also establishes procedures for the receipt, retention, and treatment of complaints that we receive regarding accounting, internal accounting controls and auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Our Audit Committee has the authority to retain counsel and other experts or consultants at our expense that it deems necessary or appropriate to enable it to carry out its duties without seeking approval of our Board of Directors.

Compensation Committee

The members of the Compensation Committee are Mr. Rodney E. Bennett, Mr. Joseph M. Donovan and Mr. Jack Haraburda. Mr. Haraburda is the Chairman of the Compensation Committee. Our Board of Directors has determined that each of the members of the Compensation Committee is “independent” within the meaning of the rules of the NYSE MKT.

The Compensation Committee assists our Board of Directors in discharging its responsibilities relating to compensation of our directors and officers. The Compensation Committee has overall responsibility for evaluating, recommending changes to and administering our compensation plans, policies and programs. Among other things, the Compensation Committee (a) reviews the Company’s overall compensation structure, policies and programs; (b) makes recommendations to the Board of Directors with respect to incentive-compensation plans and equity-based plans; (c) annually reviews the compensation of directors for service on the Board of Directors and its committees and recommends changes in Board compensation; (d) annually reviews the performance of our Chief Executive Officer and communicates the results of the review to the Chief Executive Officer and to the Board of Directors; (e) if required by applicable law, produces an annual report on executive compensation for inclusion in our annual proxy statement; (f) annually reviews and reassesses the adequacy of its charter and recommends any proposed changes to the Board for approval; and (g) annually reviews its performance. The Compensation Committee has authority to grant awards under our 2006 Long-Term Incentive Plan, as amended, and our Amended and Restated 2010 Long-Term Incentive Plan, or the 2010 Long-Term Incentive Plan. The Compensation Committee also has the authority to retain counsel and other experts or consultants at the Company’s expense that it deems necessary or appropriate to enable it to carry out its duties without seeking approval of the Board of Directors. Mr. Cohen recommended the amount and form of compensation for each executive officer to the Compensation Committee. No other executive officer had any role determining or recommending the amount or form of executive officer or director compensation.

The Compensation Committee operates under a written charter that was originally adopted in 2006 and amended in 2009. A copy of the charter may be found on our website at http://www.ifmi.com and will be provided in print, without charge, to any stockholder who requests a copy. The Compensation Committee met five times in 2012. Each of the committee members attended all of the meetings of our Compensation Committee held during fiscal year 2012, other than Mr. Bennett who missed one meeting.

Investment Committee

The members of the Investment Committee are Messrs. Dawson, Donovan and Ullom. Mr. Donovan is the Chairman of the Investment Committee. Our Board of Directors has determined that each of the members of the Investment Committee is “independent” within the meaning of the rules of the NYSE MKT. Formed in 2010, the Investment Committee’s primary function is to assist the Board of Directors in its oversight of the Company’s investment objectives, practices, strategies and policies. The Investment Committee did not meet in 2012.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Messrs. Beach, Dawson and Haraburda. Mr. Dawson is the Chairman of the Nominating and Corporate Governance Committee. Our Board of Directors has determined that each of the members of the Nominating and Corporate Governance Committee is “independent” within the meaning of the rules of the NYSE MKT.

The Nominating and Corporate Governance Committee’s primary functions are to (a) recommend to the Board of Directors qualified candidates for election as directors and recommend a slate of nominees for election as directors at our annual meeting; (b) periodically prepare and submit to the Board of Directors for adoption its selection criteria for director nominees; (c) review and make recommendations on matters involving the general operation of the Board of Directors, including development and recommendation of our corporate governance guidelines; (d) annually recommend to the Board of Directors nominees for each committee of the Board; and (e) facilitate the assessment of the Board’s performance as a whole and of the individual directors and report thereon to the Board of Directors. The Nominating and Corporate Governance Committee has the authority to retain counsel and other experts or consultants at the Company’s expense that it deems necessary or appropriate to enable it to carry out its duties without seeking the approval of the Board of Directors.

The Nominating and Corporate Governance Committee operates under a written charter that was originally adopted in 2006 and amended in 2009. A copy of the charter may be found on our website at http://www.ifmi.com and will be provided in print, without charge, to any stockholder who requests a copy. Our Nominating and Corporate Governance Committee met two times in 2012. Each of the committee members attended all of the meetings of our Nominating and Corporate Governance held during fiscal year 2012, other than Mr. Dawson who missed one meeting.

EXECUTIVE OFFICERS

Set forth below is information regarding our executive officers as of June 3, 2013.

Name	Age	Position

Daniel G. Cohen	43	Chairman, Chief Executive Officer and Chief Investment Officer

Lester R. Brafman	51	President

Joseph W. Pooler, Jr.	47	Executive Vice President, Chief Financial Officer and Treasurer

Daniel G. Cohen, age 43, has served as Chief Executive Officer and Chief Investment Officer of the Company since December 16, 2009, as the Chairman of the Board of Directors since October 6, 2006 and as the executive Chairman of the Company from October 18, 2006 through December 16, 2009. See “Proposal One –Election of Directors” above for Mr. Cohen’s biographical information.

Lester R. Brafman, age 51, has served as the President of the Company and of IFMI, LLC since June 3, 2013. Prior to joining the Company and IFMI, LLC, Mr. Brafman served as a Managing Director at Goldman Sachs & Co. from July 2001 until August 2012. During his tenure at Goldman Sachs, Mr. Brafman worked in Leveraged Finance Sales from September 2010 until August 2012; as Chief Operating Officer of Global Credit and Mortgage Trading from March 2006 to September 2010; and as Head of High Yield and Distressed Trading from July 2001 until March 2006. Prior to joining Goldman Sachs, Mr. Brafman served as a Managing Director at Credit Suisse First Boston from July 1994 until October 2000 where, over the course of his employment, he served as Head of High Yield Trading and as Head of Emerging Market and Sovereign Trading. Prior to joining Credit Suisse, Mr. Brafman worked at Wasserstein Perella & Co. from March 1992 until July 1994, and at Lehman Brothers Holdings Inc. from September 1988 until March 1992. Mr. Brafman received a B.A. from Columbia University and an M.B.A. from the Amos Tuck School of Business Administration, Dartmouth College.

Joseph W. Pooler, Jr., age 47, has served as Executive Vice President, Chief Financial Officer and Treasurer of the Company since December 16, 2009 and as IFMI, LLC’s Chief Financial Officer since November 2007 and as Chief Administrative Officer since May 2007. From July 2006 through November 2007, he also served as Senior Vice President of Finance of IFMI, LLC. From November 2007 through March 2009, Mr. Pooler also served as Chief Financial Officer of Muni Funding Company of America, LLC, a company investing in middle-market non-profit organizations. Prior to joining IFMI, LLC, from 1999 through 2005, Mr. Pooler held key management positions at Pegasus Communications Corporation (now known as Xanadoo Company (OTC: XAND), which operated in the direct broadcast satellite television and broadcast television station segments. While at Pegasus, Mr. Pooler held various positions including Chief Financial Officer, Principal Accounting Officer, and Senior Vice President of Finance. From 1993 through 1999, Mr. Pooler held various management positions with MEDIQ, Incorporated, including Corporate Controller, Director of Operations, and Director of Sales Support. Mr. Pooler holds a B.A. from Ursinus College, an M.B.A. from Drexel University, and was a Certified Public Accountant in the Commonwealth of Pennsylvania (license lapsed).

Other than in connection with the Securities Purchase Agreements, no director or executive officer was selected as a result of any arrangement or understanding between the director or executive officer or any other person. All executive officers are appointed annually by, and serve at the discretion of, our Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company has identified the following related party transactions since January 1, 2012. The transactions are listed by related party and the amounts are disclosed in the table at the end of Section C below. Unless indicated otherwise, all dollar amounts are in thousands.

A.	Cohen Brothers Financial, LLC

Cohen Brothers Financial, LLC, or CBF, has been identified as a related party because (i) CBF is a non-controlling interest of the Company; and (ii) CBF is wholly owned by Daniel G. Cohen, the Chairman and Chief Executive Officer of the Company. Beginning in October 2008, the Company began receiving a monthly advisory fee for consulting services provided by the Company to CBF. The Company stopped providing these services and stopped receiving this fee as of March 31, 2012. The fee was recognized as a component of asset management revenue in the consolidated statements of operations. This fee is disclosed as management fee revenue in the table at the end of Section C below.

B.	The Bancorp, Inc.

The Bancorp, Inc., or TBBK, is identified as a related party because TBBK’s chairman is the Company’s Chairman and Chief Executive Officer. TBBK maintained deposits for the Company in the amount of $36 as of December 31, 2012. This amount is not disclosed in the table at the end of Section C below.

As part of the Company’s broker-dealer operations, the Company from time to time purchases securities from third parties and sells those securities to TBBK. The Company may purchase securities from TBBK and ultimately sell those securities to a third party. In either of the cases listed above, the Company includes the trading revenue earned (i.e., the gain or loss realized, or commission earned) by the Company for the entire transaction in the amounts disclosed as part of net trading in the table at the end of Section C below.

In December 2012, the Company purchased 2,400 shares of TBBK common stock in the open market for $26. As of December 31, 2012, the fair market value of the TBBK common stock was $26 and was included as a component of investments-trading on the Company’s consolidated balance sheets.

C.	Investment Vehicles and Other

The following are identified as related parties. Amounts with respect to the transactions identified below are summarized in the table at the end of this Section C.

1. Star Asia is a permanent capital vehicle that invests primarily in Asian commercial real estate structured finance products, including commercial mortgage-backed securities, corporate debt of real estate investment trusts, and real estate operating companies, whole loans, mezzanine loans, and other commercial real estate fixed income investments and in real property in Japan. Star Asia began operations in March 2007 when it raised approximately $255 million in net proceeds from a private offering of securities, of which the Company invested $10.0 million. Star Asia completed rights offerings in April 2008, raising approximately $49 million in net proceeds, of which the Company invested $7.0 million, and in March 2010, raising $5.7 million in net proceeds, of which the Company invested $1.3 million. In 2008, 2009, 2010, 2011, and 2012 the Company made follow-on investments of $0.4 million, $0.1 million, $4.5 million, $0.4 million, and $0.1 million, respectively, in Star Asia through secondary trades. As of December 31, 2012, the Company directly owned approximately 28% of Star Asia’s outstanding shares, which were valued at $30.2 million. At December 31, 2012, Star Asia had a net asset value of $145.3 million.

Star Asia has been identified as a related party because in the absence of the fair value option of FASB ASC 825, Star Asia would be treated as an equity method affiliate and the Chairman and Chief Executive Officer of the Company is a member of Star Asia’s board of directors. The Company has an investment in Star Asia. Dividends received on that investment are disclosed as part of dividend income in the table at the end of this Section C. Gains or losses recognized from its investment are disclosed as part of gain / (loss) in the table at the end of this Section C.

2. Star Asia Management Ltd., or Star Asia Manager, serves as external manager of Star Asia. The Company owns 50% of Star Asia Manager. Star Asia Manager has been identified as a related party because it is an equity method investee of the Company. The Company recognizes its share of the income or loss of Star Asia Manager as income or loss from equity method affiliates in the consolidated statements of operations. Income or loss recognized under the equity method is disclosed in the table at the end of this Section C.

3. Star Asia SPV was formed in 2010 in order to create a pool of assets that would provide collateral to investors who participated in Star Asia’s 2010 rights offering. The investors in Star Asia’s rights offering also received equity interests in Star Asia SPV. Star Asia SPV purchased certain assets from Star Asia and the equity interest holders of Star Asia SPV receive investment returns on the assets held in the SPV up to an agreed upon maximum. Returns above that agreed upon maximum are remitted back to Star Asia. The Company directly owned approximately 31% of Star Asia SPV’s outstanding shares as of December 31, 2012. Star Asia Manager serves as the external manager of Star Asia SPV. Star Asia SPV has been identified as a related party because it is an equity method investee of the Company. Income or loss recognized under the equity method is disclosed in the table at the end of this Section C.

4. Star Asia Opportunity, LLC, or Star Asia Opportunity, raised approximately $14.7 million in proceeds in an equity offering in August 2011, of which we invested $4.1 million. Star Asia Opportunity was formed to partially finance the acquisition of seven real estate properties in Tokyo, Japan. As of December 31, 2012, all seven of such real estate properties had been sold. Star Asia Capital Management LLC, or Star Asia Capital Management, serves as external manager to Star Asia Opportunity and charges Star Asia Opportunity an annual management fee of 1.25% of equity. As of December 31, 2012, we owned approximately 28% of Star Asia Opportunity’s outstanding equity interests, which were carried at $22. It is anticipated that Star Asia Opportunity will be fully liquidated during 2013 upon settlement of residual expenses and that any excess cash will be returned to the equity holders. Star Asia Opportunity has been identified as a related party because it is an equity method investee of the Company. Income or loss recognized under the equity method is disclosed in the table at the end of this Section C.

5. Star Asia Opportunity II, LLC, or Star Asia Opportunity II, raised approximately $23.1 million in proceeds in an equity offering in August 2012, of which we invested $4.7 million. Star Asia Opportunity II was formed to finance the acquisition of one real estate property in Japan. Prior to December 20, 2012, we owned 20% of Star Asia Opportunity II. On December 20, 2012, Star Asia Opportunity II was reorganized. During the reorganization, we monetized a portion of our investment in Star Asia Opportunity II and a portion of Star Asia Opportunity II’s underlying assets were contributed into a new Japanese investment fund, Star Asia Japan Special Situations LP, or Star Asia Special Situations Fund. Pursuant to the reorganization, we received $2.5 million in cash and a 6% interest in the Star Asia Special Situations Fund. Star Asia Capital Management served as external manager to Star Asia Opportunity II and charged Star Asia Opportunity II an annual management fee of 1.25% of equity. As of December 31, 2012, we no longer had an investment in Star Asia Opportunity II. Star Asia Opportunity II still exists and is owned by two unrelated third parties, and its only asset is an investment in a sub fund, Star Asia Japan Special Situations Sub LP, an entity jointly owned by Star Asia Opportunity II and the Star Asia Special Situations Fund. Star Asia Opportunity II has been identified as a related party because it was an equity method investee of the Company until its reorganization in December 2012. Income or loss recognized under the equity method is disclosed in the table at the end of this Section C.

6. Star Asia Capital Management serves as external manager to Star Asia Opportunity and served as the external manager to Star Asia Opportunity II. The Company owns 33% of Star Asia Capital Management. Therefore, the value of our investment in Star Asia Capital Management changes by 33% of Star Asia Capital Management’s net income or loss. As of December 31, 2012, the Company’s investment in Star Asia Capital Management had a carrying value of $(92). Star Asia Capital Management has been identified as a related party because it is an equity method investee of the Company. Income or loss recognized under the equity method is disclosed in the table at the end of this Section C.

7. Star Asia Special Situations Fund was created as a new investment fund in December 2012 by the Company and two other parties. The Star Asia Special Situations Fund is an investment fund that primarily invests in real estate and securities backed by real estate in Japan. In particular, the focus is on stressed or defaulted Japanese commercial real estate securitized debt and equity with one or more of the following characteristics: (i) commercial mortgage-backed securities, A-notes, B-notes, mezzanine loans, whole loans, convertible debt, unsecured debt, preferred equity, direct equity or partnership units, (ii) defaulted or a high likelihood of defaulting within two years, (iii) motivated sellers (resulting from regulatory, liquidity, or fund maturity issues), (iv) clearly defined control rights, (v) a controlling class, and/or (vi) fully disclosed transaction documents. The Star Asia Special Situations Fund is a closed end fund that does not offer investor redemptions. It has an initial life of three years, which can be extended under certain circumstances for up to two years. Star Asia Partners Ltd., or SAP GP, serves as the general partner for the Star Asia Special Situations Fund and Star Asia Advisors Ltd., or SAA Manager, serves as the external manager of the Star Asia Special Situations Fund. As of December 31, 2012, we owned approximately 6% of the Star Asia Special Situations Fund, 33% of SAP GP, and 33% of SAA Manager. The Star Asia Special Situations Fund has been identified as a related party because in the absence of the fair value option of FASB ASC 825, the investment the Company has in the Star Asia Special Situations Fund would be treated as an equity method affiliate of the Company. Dividends received from that investment are disclosed as part of dividend income in the table at the end of this Section C. Gains and losses recognized from its investment are disclosed as part of gain / (loss) in the table at the end of this Section C.

8. SAA Manager, of which the Company owns 33%, serves as the external manager of the Star Asia Special Situations Fund. The management contract includes a base fee on funded capital for management services. SAA Manager recognizes the management fee income from its management contract with the Star Asia Special Situations Fund. The Company recognizes its share of SAA Manager under the equity method of accounting. SAA Manager has been identified as a related party because it is an equity method investee of the Company. Income or loss recognized under the equity method is disclosed in the table at the end of this Section C.

9. SAP GP serves as the general partner for the Star Asia Special Situations Fund. The Company owns 33% of SAP GP. SAP GP has been identified as a related party because the SAP GP is an equity method affiliate of the Company. Income or loss recognized under the equity method is disclosed in the table at the end of this Section C. During the year ended December 31, 2012, the Company did not make an investment or recognize any income or loss under the equity method related to this entity.

SAP GP will potentially receive an incentive fee based on a specified interest return after the investors in the Star Asia Special Situations Fund receive their initial investment plus an 8% cumulative annual internal rate of return. The SAP GP recognizes the incentive fee once the fee is determined (according to the terms of the limited partnership agreement). The SAP GP does not accrue an estimated incentive fee through the year or in any year prior to the return of the investors’ initial investment plus the agreed upon cumulative annual return. The Company will recognize its share of the SAP GP earnings as equity method income.

10. EuroDekania Limited, or EuroDekania, invests in hybrid capital securities of European banks and insurance companies, commercial mortgage-backed securities, residential mortgage-backed securities, and widely syndicated leverage loans. EuroDekania’s investments are denominated in Euros or British Pounds. EuroDekania began operations in March 2007 when it raised approximately €218 million in net proceeds from a private offering of securities, of which we invested €5.3 million. In addition, we made follow-on investments in EuroDekania through secondary trades of $0.3 million in August 2010, $0.4 million in May 2011, $0.1 million in June 2011, and $15 thousand in November 2012. As of December 31, 2012, we owned approximately 10% of EuroDekania, and our 1.4 million shares of EuroDekania were valued at $2.1 million. EuroDekania has been identified as a related party because the Chairman and Chief Executive Officer of the Company is a member of EuroDekania’s board of directors. The Company has a management contract with and an investment in EuroDekania. Dividends received from that investment are disclosed as part of dividend income in the table at the end of this Section C. Gains or losses recognized from its investment are disclosed as part of gain / (loss) in the table at the end of this Section C. Amounts earned from its management contract are disclosed as part of management fee revenue in the table at the end of this Section C.

11. Deep Value refers to Strategos Deep Value Mortgage Fund and other related entities, which are a series of closed-end distressed debt funds in which the Company had an investment and for which it served as external manager until it sold its advisory contracts in March 2011. The management contracts included a base management fee. Deep Value raised capital from investors, and earned investment returns by investing in a diversified portfolio of asset backed securities consisting primarily of residential mortgage-backed securities and other real estate related securities, as well as other U.S. real estate related assets and related securities.

While Deep Value was owned by the Company, it launched three master funds. The Company earned a $6.2 million incentive fee upon the successful liquidation of the first Deep Value fund during the second half of 2010, a $4.4 million incentive fee upon the successful liquidation of the second Deep Value fund during mid-2011, and a $1.7 million incentive fee upon the successful liquidation of the third Deep Value fund at the end of 2012.

Deep Value (as a group) has been identified as a related party because in the absence of the fair value option of FASB ASC 825, the onshore and offshore feeder funds in which the Company had an investment would be treated as equity method affiliates of the Company. The Company had a management contract with and an investment in Deep Value. Amounts earned from its management contract are disclosed as part of management fee revenue in the table at the end of this Section C. Gains or losses recognized from its investment are disclosed as part of gain / (loss) in the table at the end of this Section C. The Company previously served as the investment advisor to these funds and sold these advisory contracts in March 2011.

12. Deep Value Credit GP, LLC, or the Deep Value GP, and Deep Value Credit II GP, LLC, or the Deep Value GP II, served as the general partners for the Deep Value funds. Deep Value GP and Deep Value GP II are collectively referred to as the “Deep Value GPs.” The Deep Value GPs received an incentive fee based on a specified interest return after the investors in Deep Value received their initial investment plus an agreed upon cumulative annual return. The Company owns 50% of Deep Value GP and 40% of Deep Value GP II. The remaining percentages of the Deep Value GPs are owned by certain former employees of the Company. The Deep Value GPs were in the process of liquidating as of December 31, 2012.

The Deep Value GPs have been identified as related parties because the Deep Value GPs are equity method affiliates of the Company. Income or loss recognized under the equity method is disclosed in the table at the end of this Section C. The Company previously served as the investment advisor to these funds and sold these contracts in March 2011.

The following table displays the routine intercompany transactions recognized in the statements of operations from the identified related parties during the years ended December 31, 2012, which are described above.

RELATED PARTY TRANSACTIONS

Year ended December 31, 2012

(Dollars in Thousands)

			Principal transactions and other income		Income /(loss)
	Management fee revenue	Net trading	Dividend income and other	Gain/ (Loss)	from equity method affiliates
CBF	$64	$—	$—	$—	$—
TBBK	—	156	—	—	—
Star Asia	—	—	—	(7,274)	—
Star Asia Manager	—	—	—	—	1,101
Star Asia SPV	—	—	—	—	1,581
Star Asia Opportunity	—	—	—	—	544
Star Asia Opportunity II	—	—	—	—	(382)
Star Asia Capital Management	—	—	—	—	504
Star Asia Special Situations Fund	—	—	—	662	—
SAA Manager	—	—	—	—	(8)
EuroDekania	139	—	970	(331)	—
Deep Value	—	—	—	—	1,712

Total	$203	$156	$970	$(6,943)	$5,052

The following related party transactions are non-routine and are not included in the table above.

D.	Other

1. In December 2012, the Company made an initial investment of $1,841 into the Star Asia Special Situations Fund.

2. Resource Securities, Inc. (formerly known as Chadwick Securities, Inc.), a registered broker-dealer subsidiary of Resource America, Inc., or REXI, is a publicly traded specialized asset management company in the commercial finance, real estate, and financial fund management sectors. REXI has been identified as a related party because (i) the chairman of the board of REXI is the father of the Company’s Chairman and Chief Executive Officer; and (ii) the chief executive officer of REXI is the brother of the Company’s Chairman and Chief Executive Officer. In September 2012, the Company paid a fee of $6 to Resource Securities, Inc. for its services as the introducing agent for a transaction in which the Company bought back $1,177 principal amount of subordinated notes payable from an unrelated third party. The $6 fee was treated as a reduction to the gain recognized on the repurchase of debt, which was included as a component of non-operating income / (expense) in the Company’s consolidated statements of operations for the year ended December 31, 2012.

INCORPORATION BY REFERENCE

In addition to the Securities Purchase Agreements and certain of the related transactional documents, and the Financial Advisor’s written opinion, each described under the heading “Summary of the Transaction Documents,” we are incorporating by reference into this proxy statement certain information that is contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as amended by Amendment No. 1 thereto, which is being delivered to you together with this proxy statement in connection with the meeting. We incorporate by reference only the specific portions of such Annual Report listed below:

•	the section entitled “Financial Statements and Supplementary Data,” which comprises Item 8 of our Annual Report on Form 10-K and is contained on pages F-1 to F-100 of such Annual Report;

•

the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which comprises Item 7 of our annual report on Form 10-K and is contained on pages 57 to 102 of such Annual Report;

•

the section entitled “Changes in and Disagreements with Accountants on Accounting and Financial Disclosure,” which comprises Item 9 of our Annual Report on Form 10-K and is contained on page 105 of such Annual Report; and

•	the section entitled “Quantitative and Qualitative Disclosures About Market Risk,” which comprises Item 7A of our annual report on Form 10-K and is contained on pages 103 to 105 of such Annual Report.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 was filed with the SEC on March 7, 2013, and Amendment No. 1 thereto was filed on April 30, 2013. The information incorporated by reference immediately above is considered to be part of this proxy statement.

OTHER MATTERS

As of the mailing date of this proxy statement, our Board of Directors knows of no matters to be presented at the annual meeting other than those set forth in this proxy statement. Should any other matter requiring a vote of the stockholders arise at the annual meeting, the persons named in the accompanying proxy will vote on such matter in their discretion.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the 2014 annual meeting of stockholders must be received by our Secretary at our principal executive offices no later than [        ] in order to be considered for inclusion in our proxy statement relating to the 2014 annual meeting pursuant to Rule 14a-8 under the Exchange Act.

Other than a stockholder proposal included in the proxy statement pursuant to Rule 14a-8, in order to be presented at the 2014 annual meeting of stockholders, a proposal of a stockholder, including any proposed director nominations, must be received by our Secretary at our principal executive offices in the timeframe as provided in our Bylaws. To be timely, our Bylaws currently require that such a stockholder’s notice set forth all information required under Section 1.11 of our Bylaws and be delivered to our Secretary at our principal executive office not earlier than the 150th day prior to the date of the 2014 annual meeting and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the annual meeting; provided, however, in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be delivered to our Secretary at our principal executive office not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Our Bylaws also currently provide that, in the event that our Board of Directors increases or decreases the maximum or minimum number of directors in accordance with our Bylaws, and there is no public announcement of such action at least 130 days prior to the first anniversary of the date of mailing of the notice of the preceding year’s annual meeting, a stockholder’s notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to our Secretary at our principal executive office not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which such public announcement is first made by the Company.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form 10-K for the year ended December 31, 2012 accompanies this proxy statement but does not constitute a part of the proxy soliciting material. The Company will furnish a copy of its Annual Report on Form 10-K for the year ended December 31, 2012 free of charge (excluding exhibits, for which a reasonable charge shall be imposed) to each stockholder who forwards a written request to our Secretary, at Institutional Financial Markets, Inc., Cira Centre, 2929 Arch Street, 17th Floor, Philadelphia, Pennsylvania 19104. You also may access the EDGAR version of our Annual Report on Form 10-K (with exhibits) on our website at http://www.ifmi.com and on the SEC’s website at http://www.sec.gov.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, statements or other information filed by us at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1024, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.

ANNEX A-1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”) is dated as of the 9th day of May, 2013 (the “Effective Date”), by and among Institutional Financial Markets, Inc., a Maryland corporation (the “Company”), and Mead Park Capital Partners LLC, a Delaware limited liability company (“Buyer”) and, solely for purposes of Section 6.3 hereof, Mead Park Holdings, LP, a Delaware limited partnership (“Mead Park”).

RECITALS:

WHEREAS, Buyer desires to purchase from the Company, and the Company desires to issue and to sell to Buyer, upon the terms and conditions set forth in this Agreement, (i) an aggregate of One Million Nine Hundred Forty-Nine Thousand One Hundred Sixty-Seven (1,949,167) newly issued shares (each, a “Common Share” and, collectively, the “Common Shares”) of the Company’s common stock, $0.001 par value per share (“Common Stock”), for a purchase price of Two Dollars ($2.00) per Common Share, representing an aggregate purchase price of Three Million Eight Hundred Ninety-Eight Thousand Three Hundred Thirty-Four Dollars ($3,898,334) (the “Common Stock Purchase Price”); and (ii) a convertible senior promissory note in the aggregate principal amount of Five Million Eight Hundred Forty-Seven Thousand Five Hundred and One Dollars ($5,847,501) (the “Note Purchase Price”), in substantially the form attached hereto as Exhibit A (the “Note”);

WHEREAS, the Company and Buyer are executing and delivering this Agreement in reliance upon an exemption from registration afforded by the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder by the U.S. Securities and Exchange Commission (the “SEC”);

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering the Registration Rights Agreement attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights to Buyer and to Cohen Bros. (as defined below) under the Securities Act and under applicable state securities Laws;

WHEREAS, the Company has approved the shareholder rights plan attached hereto as Exhibit C (the “Shareholder Rights Plan”) to reduce the risk of any limitation of net operating loss and net capital loss carryforwards and certain other tax benefits under Section 382 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder (the “Code”) and such plan is effective as of the Effective Date;

WHEREAS, contemporaneously with the execution and delivery of this Agreement, Cohen Bros. and the Company are entering into the following agreements: (i) a securities purchase agreement, pursuant to which Cohen Bros. has agreed to purchase from the Company and the Company has agreed to sell to Cohen Bros. (A) Eight Hundred Thousand (800,000) shares of Common Stock, for a purchase price of Two Dollars ($2.00) per share, representing an aggregate purchase price of One Million Six Hundred Thousand Dollars ($1,600,000) (the “Cohen Shares”) and (B) a convertible senior promissory note (the “Cohen Note”) in the aggregate principal amount of Two Million Four Hundred Thousand Dollars ($2,400,000), in the form attached hereto as Exhibit D (the “Cohen Purchase Agreement”); and (ii) an exchange agreement providing for the exchange of all of the Institutional Financial Markets, Inc. Series D Voting Non-Convertible Preferred Stock owned by Cohen Bros. for newly issued shares of Institutional Financial Markets, Inc. Series E Voting Non-Convertible Preferred Stock, in the form attached hereto as Exhibit E (the “Exchange Agreement”);

WHEREAS, contemporaneously with the execution and delivery of this Agreement, Daniel G. Cohen and the Company are entering into an amended and restated employment agreement, which is amending and restating the Cohen IFMI Employment Agreement and terminating the Cohen PrinceRidge Employment Agreement (each as defined below), in the form attached hereto as Exhibit F (the “Amended and Restated Cohen Employment Agreement”);

WHEREAS, on or prior to the Effective Date, each member of IFMI, LLC and the board of managers of IFMI, LLC shall have approved, pursuant to written consents provided to Buyer, the amendment to the IFMI LLC Agreement (as defined below) attached hereto as Exhibit G (“LLC Agreement Amendment”); and

WHEREAS, on or prior to the Effective Date, the Company and the Voting Agreement Signatories (as defined below), have entered into and delivered to Buyer voting agreements, each attached hereto as Exhibit H (collectively, the “Voting Agreements”).

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter expressed and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, each intending to be legally bound, agree as follows:

ARTICLE I

RECITALS, EXHIBITS, SCHEDULES

The foregoing Recitals are true and correct and, such Recitals, together with the Schedules and Exhibits referred to therein and referred to hereafter, are hereby incorporated into this Agreement by this reference.

ARTICLE II

DEFINITIONS

Capitalized terms used in this Agreement but otherwise not defined herein shall have the following meanings:

2.1      “Affiliate” means, with respect to a Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person at any time during the period for which the determination of affiliation is being made. For purposes of this definition, the terms “control,” “controlling,” “controlled” and words of similar import, when used in this context, mean, with respect to any Person, the possession, directly or indirectly, of the power to direct, or cause the direction of, management policies of such Person, whether through the ownership of voting securities, by contract or otherwise; provided, however, that in no event shall Buyer be deemed to be an Affiliate of the Company for purposes of this Agreement or any of the Transaction Documents.

2

2.2       “Assets” means all of the properties and assets of the Company or of the Subsidiaries, whether real, personal or mixed, tangible or intangible, wherever located, whether now owned or hereafter acquired.

2.3       “Board of Directors” means the Board of Directors of the Company.

2.4       “Buyer Fundamental Representations” means, collectively, the representations and warranties of Buyer contained in Sections 4.1 (Organization; Authority), 4.3 (Investment Purpose), 4.4 (Accredited Buyer Status; Experience of Buyer) and 4.9 (Brokers and Finders).

2.5       “CCFL” means Cohen & Company Financial Limited (formerly known as EuroDekania Management LTD) a wholly-owned Subsidiary organized under the laws of the United Kingdom.

2.6       “Claims” means any threatened or actual Proceeding, Judgment, settlement, and/or assessment of any nature or kind.

2.7       “Cohen IFMI Employment Agreement” means the Employment Agreement, dated February 18, 2010, by and among the Company, IFMI, LLC, and Daniel G. Cohen, as amended by Amendment No. 1, dated December 18, 2012.

2.8       “Cohen Bros.” means Cohen Bros. Financial, LLC, a Delaware limited liability company of which Daniel G. Cohen is the sole member.

2.9       “Cohen Conversion Shares” means the shares of Common Stock into which the Cohen Note is convertible.

2.10     “Cohen PrinceRidge Employment Agreement” means the Executive Agreement, dated May 31, 2011, by and among PrinceRidge, the Company, IFMI, LLC and Daniel G. Cohen and, solely for purposes of Sections 5.5 and 5.6 thereof, C&Co/PrinceRidge Partners LLC (formerly known as PrinceRidge Partners LLC).

2.11     “Company Fundamental Representations” means, collectively, the representations and warranties of the Company contained in Sections 5.1 (Organization and Qualification), 5.2 (Authorization; Enforcement; Validity), 5.3 (Capitalization), 5.5 (No Conflicts; Consents and Approvals), 5.6 (Issuance of Securities), 5.8 (Absence of Certain Changes), 5.11 (Compliance with Laws), 5.15 (Acknowledgement Regarding Buyer’s Purchase of the Securities) and 5.16 (Brokerage Fees).

2.12     “Confidentiality Agreement” means the Confidentiality Agreement, dated March 13, 2012, between the Company and Mead Park Management, LLC, as amended by the Letter Agreement re: Confidentiality Agreement, dated September 26, 2012, and as extended by the Second Letter Agreement re: Confidentiality Agreement, dated March 12, 2013.

2.13     “Consent” means any consent, approval, order or authorization of, or any declaration, qualification, filing or registration with, or any application or report to, or any waiver by, or any other action (whether similar or dissimilar to any of the foregoing) of, by or with, any Person, which is necessary in order to take a specified action or actions, in a specified manner and/or to achieve a specific result.

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2.14     “Contract” means any written or oral contract, agreement, order or commitment of any nature whatsoever, including any sales order, purchase order, lease, sublease, license agreement, services agreement, loan agreement, mortgage, security agreement, guarantee, management contract, employment agreement, consulting agreement, partnership agreement, stockholders agreement, buy-sell agreement, option, warrant, debenture, subscription, call or put.

2.15     “Conversion Shares” means the shares of Common Stock issuable upon conversion of the Note.

2.16     “Convertible IFMI LLC Units” means units of membership interest in IFMI, LLC that are redeemable for shares of Common Stock or cash, at the option of the Company, pursuant to the IFMI LLC Agreement (other than any units of membership interest held by the Company).

2.17     “Current Independent Directors” means the members of the Board of Directors as of the Effective Date who are considered to be independent directors (as determined in accordance with Section 803 of the NYSE MKT’s Company Guide).

2.18     “Director” means a member of the Board of Directors.

2.19     “DRS” means the Direct Registration System maintained by the transfer agent for the Common Stock.

2.20     “Encumbrance” means any lien, security interest, pledge, mortgage, easement, leasehold, assessment, tax, covenant, reservation, conditional sale, prior assignment, or any other encumbrance, claim, burden or charge of any nature whatsoever.

2.21     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2.22     “Exclusivity Agreement” means the Letter Agreement, dated as of March 11, 2013, by and between Mead Park and the Company.

2.23     “GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time.

2.24     “Governmental Authority” means any foreign, federal, state or local government, or any political subdivision thereof, or any court, agency or other body, organization, group, stock market or exchange exercising any executive, legislative, judicial, quasi-judicial, regulatory or administrative function of government.

2.25     “IFMI, LLC” means IFMI, LLC, a Delaware limited liability company and a majority owned Subsidiary.

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2.26     “IFMI LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of IFMI, LLC, dated as of December 16, 2009 by and among the Company and the Members (as defined therein) that are signatories thereto, as amended.

2.27     “Judgment” means any order, ruling, writ, injunction, fine, citation, award, decree, or any other judgment of any nature whatsoever of any Governmental Authority.

2.28     “Knowledge of the Company” or words to that effect means the actual knowledge of any of the following Persons: Daniel G. Cohen, Joseph W. Pooler, Jr., Douglas Listman, Rachael Fink, Stephan Burklin and James J. McEntee, III; provided, that for purposes of this definition such Persons shall be deemed to have actual knowledge of facts that would be reasonably expected to come to the attention of such Person in performing his or her duties in accordance with the Company’s or any relevant Subsidiary’s ordinary management practices.

2.29     “Law” means any provision of any law, statute, ordinance, code, constitution, charter, treaty, rule or regulation of any Governmental Authority.

2.30     “Material Adverse Effect” means any circumstance, event, change, development, effect or occurrence that, individually or in the aggregate, (i) is or would reasonably be expected to be materially adverse to the Company’s financial position, results of operations, business, condition (financial or otherwise) or Assets of the Company and its Subsidiaries, taken as a whole or (ii) would materially impair the ability of the Company to perform its obligations under this Agreement or otherwise materially threaten or materially impede the consummations of the transactions contemplated herein; provided, however, that in the case of clause (i) only, any circumstance, event, change, development, effect or occurrence that results from any of the following shall be disregarded in determining whether there has been or would be a “Material Adverse Effect” on the Company (except to the extent that such circumstance, event, change, development, effect or occurrence has a disproportionate adverse effect on the Company and the Subsidiaries relative to other companies engaged in a similar business as the Company): (A) changes, after the Effective Date, in GAAP; (B) changes, after the Effective Date, in Laws or interpretations thereof applicable to the Company or the Subsidiaries by any Governmental Authority; (C) general changes in the national or world economy or securities markets generally; (D) changes in the price or trading volume of the Common Stock on the Trading Market (but not the underlying causes of such changes); or (E) the outbreak or escalation of war or hostilities, any occurrence or threats of terrorist acts or any armed hostilities associated therewith or any national or international calamity, disaster or emergency or escalation thereof.

2.31     “Meeting” means any meeting of the stockholders of the Company at which the election of Directors is to be voted upon, however called (and including any postponement or adjournment of any such meeting) and any written consent of the stockholders of the Company with respect to the election of Directors.

2.32     “Obligation” means any debt, liability or obligation of any nature whatsoever, whether secured, unsecured, recourse, nonrecourse, liquidated, unliquidated, accrued, absolute, fixed, contingent, ascertained, unascertained, known, unknown or obligations under executory Contracts.

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2.33     “Permit” means any license, permit, approval, waiver, order or authorization granted, issued or approved by any Governmental Authority.

2.34     “Person” means any individual, sole proprietorship, joint venture, partnership, company, corporation, association, cooperation, trust, estate, Governmental Authority, or any other entity of any nature whatsoever.

2.35     “PrinceRidge” means C&Co/PrinceRidge Holdings LP (formerly known as PrinceRidge Holdings LP), an indirect Subsidiary.

2.36     “Principal” of any Person means, at the time of determination, each principal, partner or member of such Person, any spouse or child of each principal, partner or member, and any trust for the benefit of each principal, partner or member or each such principal’s, partner’s or member’s spouse or lineal descendants.

2.37     “Proceeding” means any demand, claim, suit, action, litigation, investigation, audit, study, arbitration, administrative hearing, or any other proceeding of any nature whatsoever.

2.38     “Sandler O’Neill” means Sandler O’Neill & Partners, L.P., the independent financial advisor to the Special Committee.

2.39     “Securities” means, together, the Common Shares and the Note.

2.40     “Shell Company” means an issuer that meets the description of a shell company as defined under Rule 144.

2.41     “Significant Subsidiary” means each of the significant subsidiaries (as such term is defined in Rule 1-02(w) of Regulation S-X) of the Company, as set forth in the Company’s SEC Documents.

2.42     “Special Committee” means the special committee of independent directors of the Board of Directors formed in connection with the transactions contemplated by this Agreement and the Transaction Documents.

2.43     “Subsidiary” means each subsidiary of the Company.

2.44     “Tax” means (i) any foreign, federal, state or local income, profits, gross receipts, franchise, sales, use, occupancy, general property, real property, personal property, intangible property, transfer, excise, accumulated earnings, unemployment compensation, social security, withholding taxes, payroll taxes, or any other tax of any nature whatsoever, (ii) any foreign, federal, state or local organization fee, qualification fee, annual report fee, filing fee, occupation fee, or assessment, or (iii) any deficiency, interest or penalty imposed with respect to any of the foregoing.

2.45     “Tax Return” means any tax return, filing, declaration, information statement or other form or document required to be filed in connection with or with respect to any Tax.

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2.46     “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board (or any successors to any of the foregoing).

2.47     “Transaction Documents” means (i) any documents or instruments to be executed by the Company, Cohen Bros., Buyer, Mead Park and IFMI, LLC in connection with this Agreement, including the Note, and the Registration Rights Agreement; and (ii) the Voting Agreements, together, in each case, with all modifications, amendments, extensions, future advances, renewals, and substitutions thereof and thereto.

2.48     “Voting Agreement Signatories” means, collectively, Daniel G. Cohen, Christopher Ricciardi, Stephanie Ricciardi, The Ricciardi Family Foundation, James J. McEntee, III, Joseph W. Pooler, Jr., Doug Listman, Rachael Fink, Walter Beach, Rodney E. Bennett, Thomas P. Costello, G. Steven Dawson, Joseph M. Donovan, Jack Haraburda, Lance Ullom, Charles W. Wolcott and Neil S. Subin.

In addition, the following terms shall have the respective meanings ascribed to them in the corresponding Sections:

Term	Section
2013 Annual Meeting of Stockholders	Section 6.8
8-K Filing	Section 6.6
Agreement	Preamble
Amended and Restated Cohen Employment Agreement	Recitals
Articles of Incorporation	Section 5.1
Benefit Plan	Section 5.18
Buyer	Preamble
Buyer Indemnified Parties	Section 9.1
Bylaws	Section 5.1
Closing	Section 3.2
Closing Date	Section 3.2
Code	Recitals
Cohen Note	Recitals
Cohen Purchase Agreement	Recitals
Cohen Shares	Recitals
Common Share(s)	Recitals
Common Stock	Recitals
Common Stock Purchase Price	Recitals
Company	Preamble
Company Indemnified Parties	Section 9.2
Company Proxy Statement	Section 6.8
Effective Date	Preamble
Employees	Section 5.18
ERISA	Section 5.18
ERISA Plans	Section 5.18

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Term	Section
Exchange Agreement	Recitals
Investment Company Act	Section 5.17
Financial Statements	Section 5.7
LLC Agreement Amendment	Recitals
Listing Application	Section 6.7
Mead Park	Preamble
Minority Board Representative	Section 6.9(c)i(A)
Minority Ownership Interest	Section 6.9(c)i
New Security	Section 6.10(a)
Note	Recitals
Note Purchase Price	Recitals
Pension Plan	Section 5.18
Qualifying Board Representatives	Section 6.9(b)
Qualifying Ownership Interest	Section 6.9(b)
Registration Rights Agreement	Recitals
Rule 144	Section 5.21
Rule 144 Certificate	Section 6.2(b)ii
SEC	Recitals
SEC Documents	Section 5.7
Securities Act	Recitals
Securities Being Sold	Section 6.2(b)ii
Share Reserve	Section 6.5
Shareholder Rights Plan	Recitals
Stockholder Proposal	Section 6.8
Transaction Deadline	Section 10.1(b)ii
Voting Agreements	Recitals

ARTICLE III

PURCHASE AND SALE OF SECURITIES

3.1       Purchase and Sale of Securities.   Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, on the Closing Date, (i) Buyer agrees to purchase the Securities; and (ii) the Company agrees to sell and to issue to Buyer the Securities for the aggregate amount of the Common Stock Purchase Price and the Note Purchase Price.

3.2       Closing.   The closing (the “Closing”) of the transactions contemplated hereby will occur at the offices of Duane Morris LLP, 30 South 17th Street, Philadelphia, Pennsylvania, commencing at 9:00 a.m. local time on the second (2nd) business day after the satisfaction or waiver of all conditions in Article VII and Article VIII (other than conditions with respect to actions that the respective parties hereto will take at the Closing), or at such other location and on such other date as the parties mutually determine (the “Closing Date”).

3.3       Form of Payment; Delivery of Securities.  Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, on the Closing Date, (i) Buyer shall deliver to the Company the Common Stock Purchase Price and the Note Purchase Price, in the form of wire transfers of immediately available U.S. funds; and (ii) the Company shall deliver to Buyer the Securities, duly executed on behalf of the Company, together with any other documents required to be delivered pursuant to this Agreement.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to the Company that:

4.1       Organization; Authority.  Buyer is duly organized, validly existing under the laws of the jurisdiction of its organization with the requisite limited liability company power and authority to enter into and to consummate the transactions contemplated by this Agreement and by each of the Transaction Documents to which Buyer is a party and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by Buyer of this Agreement and of each of the Transaction Documents to which Buyer is a party have been duly authorized by all necessary limited liability company action, on the part of Buyer. Each of this Agreement and the Transaction Documents to which Buyer is a party has been (or upon delivery will have been) duly executed by Buyer, and, when delivered by Buyer in accordance with the terms hereof and thereof, will constitute the valid and legally binding obligation of Buyer, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

4.2       No Conflicts.    The execution, delivery and performance by Buyer of this Agreement and the Transaction Documents to which Buyer is a party and the consummation by Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of Buyer, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any Contract, indenture or instrument to which Buyer is a party, or (iii) result in a violation of any Law, rule, regulation, order, judgment or decree (including federal and state securities Laws) applicable to Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Buyer to perform its obligations hereunder.

4.3       Investment Purpose.   Buyer understands that the Securities are not, and the Conversion Shares will not be, registered under the Securities Act or any applicable state securities Laws (subject to the Registration Rights Agreement). Buyer is acquiring the Securities and, upon exercise of the Note (if applicable), will acquire the Conversion Shares issuable upon exercise thereof, as principal for its own account for investment only and not with a view to or for the purpose of distributing or reselling such Securities or Conversion Shares (if applicable) or any part thereof in violation of the Securities Act or any applicable state securities Laws. Buyer does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Securities or the Conversion Shares (if applicable) (or any securities which are derivatives thereof) to or through any person or entity; Buyer is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.

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4.4       Accredited Buyer Status; Experience of Buyer.  At the time Buyer was offered the Securities, it was, on each date on which it acquires Securities it will be, and on each date on which it exercises the Note (if applicable) it will be, an “accredited investor” as defined in Rule 501(a) under the Securities Act. Buyer, either alone or together with its representatives (if any), has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Buyer acknowledges that it can bear the economic risk and complete loss of its investment in the Securities.

4.5       Residency.  Buyer has its principal place of business in the State of New York.

4.6       Reliance on Exemptions.  Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities Laws and that the Company is relying upon the truth and accuracy of, and Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of Buyer to acquire the Securities.

4.7       Information.  Buyer and its advisors have been furnished with all materials relating to the business, finances and operations of the Company and information Buyer deemed material to making an informed investment decision regarding its purchase of the Securities, which have been requested by Buyer. Buyer and its advisors have been afforded with the opportunity to ask questions of the Company and its management. Buyer has sought such accounting, legal, tax and other professional advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

4.8       Restrictions on Transferability.   Buyer understands that because the Securities have not have been registered under the Securities Act, Buyer cannot dispose of any or all of the Securities unless such Securities are subsequently registered under the Securities Act or exemptions from registration are available. Buyer acknowledges and understands that, except as provided in the Registration Rights Agreement, it has no registration rights. By reason of these restrictions, Buyer understands that it may be required to hold the Securities for an indefinite period of time. Buyer understands that each certificate or other instrument representing the Securities and the Conversion Shares will bear appropriate legends reflecting the foregoing as well as state “blue sky” legends. In addition, appropriate transfer restrictions will be affixed to any notation in the DRS for any Securities or Conversion Shares.

4.9       Brokers and Finders.   Buyer has not employed any Person, or incurred any liability, for any financial advisory, brokerage or finder’s fee or commission, and no broker or finder has acted directly or indirectly for Buyer, in connection with the transactions contemplated by this Agreement and the Transactions Documents.

4.10     Independent Investment Decision.   Buyer has evaluated, independently of the Company, the merits of its decision to purchase the Securities pursuant to this Agreement and the Transaction Documents. Buyer understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Buyer in connection with the purchase of the Securities constitutes legal, tax or investment advice.

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ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth and disclosed in the disclosure schedule attached to this Agreement and made a part hereof or as set forth in the SEC Documents (excluding any risk factor disclosures contained in such documents under the heading “Risk Factors” and any disclosure of risks included in any “forward-looking statements” disclaimer or other statements, in each case, that are predictive or forward-looking in nature), the Company hereby makes the following representations and warranties to Buyer:

5.1        Organization and Qualification.   The Company is an entity duly incorporated, validly existing and in good standing under the laws of the State of Maryland, with the requisite power and authority to own or lease and use its properties and Assets and to carry on its business as currently conducted and as currently proposed to be conducted. The Company is not in violation of any of the provisions of the Articles of Incorporation or the Bylaws. The Company is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and no Proceeding has been instituted, is pending, or, to the Knowledge of the Company, is threatened in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. The Company has furnished or made available to Buyer true, complete and correct copies of: (A) the Company’s Articles of Incorporation, as amended and as in effect on the Effective Date (the “Articles of Incorporation”); and (B) the Company’s Bylaws, as in effect on the Effective Date (the “Bylaws”).

5.2       Authorization; Enforcement; Validity.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by the Company of this Agreement and of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby (including, but not limited to, the issuance, sale and delivery of the Securities and the reservation for issuance and the subsequent issuance of the Conversion Shares upon exercise of the Note) have been duly authorized by all necessary corporate action on the part of the Company, and, other than the approval by the Company’s stockholders of the Stockholder Proposal, no further corporate action is required by the Company, the Board of Directors or its stockholders in connection herewith and therewith. Each of this Agreement and the Transaction Documents to which the Company is a party has been (or upon delivery will have been) duly and validly executed by the Company and is, or when delivered in accordance with the terms hereof will constitute, the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application. The Board of Directors has resolved that the transactions contemplated by this Agreement and the Transaction Documents are in the best interests of stockholders of the Company.

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5.3       Capitalization.   The authorized capital stock of the Company consists of: (a) 100,000,000 shares of Common Stock, of which 12,237,104 shares of Common Stock are issued and outstanding as of the Effective Date; (b) 10,000,000 shares of Preferred Stock, par value $0.001 per share, all of which are designated as Series C Junior Participating Preferred Stock, none of which are issued or outstanding as of the Effective Date; and (c) 50,000,000 shares of Preferred Stock, par value $0.001 per share, of which 4,983,557 shares are designated as Series E Voting Non-Convertible Preferred Stock, all of which are issued and outstanding as of the Effective Date. All outstanding shares of Common Stock and Series E Voting Non-Convertible Preferred Stock have been duly authorized, validly issued and are fully paid and nonassessable. The Common Stock is currently quoted on the NYSE MKT under the trading symbol “IFMI,” and the Company has maintained all requirements on its part for the continuation of such quotation. No shares of Common Stock are subject to preemptive rights or any other similar rights. Except as contemplated hereby and as set forth on Schedule 5.3 hereto, as of the Effective Date: (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company, or Contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company, or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company; (ii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other Contracts or instruments evidencing indebtedness of the Company, or by which the Company is or may become bound; (iii) there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act (except pursuant to the Registration Rights Agreement); (iv) there are no financing statements securing any obligations of the Company; (v) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by this Agreement or any related agreement or the consummation of the transactions described herein or therein; and (vi) there are no outstanding securities or instruments of the Company which contain any redemption or similar provisions, and there are no Contracts by which the Company is or may become bound to redeem a security of the Company. Schedule 5.3 attached hereto contains a pro forma beneficial ownership table for the Company giving effect to the transactions contemplated by this Agreement and the other Transaction Documents.

5.4       Subsidiaries.  Except as set forth on Schedule 5.4 hereto, the Company has no other Subsidiaries and all shares of the outstanding capital stock of each Subsidiary are owned directly or indirectly by the Company. All of such shares so owned by the Company are duly authorized, validly issued and are fully paid and nonassessable, and are owned by it free and clear of any Encumbrance with respect thereto. Each Significant Subsidiary is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has the requisite power and authority to own or lease and use its properties and Assets and to carry on its business as currently conducted and as currently proposed to be conducted, in each case except as would not reasonably be expected to have a Material Adverse Effect on the Company. Except as set forth on Schedule 5.4 hereto, the Company does not own beneficially, directly or indirectly, more than five percent (5%) of any class of equity securities or similar interests of any organization, and is not, directly or indirectly, a partner in any partnership or party to any joint venture. Except as set forth on Schedule 5.4 hereto, no equity security of any Subsidiary is or may be required to be issued by reason of any option, warrant, scrip, right to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of such Subsidiary, and there are no Contracts, commitments, understandings or arrangements by which any Subsidiary is or may become bound to issue additional shares of its capital stock, or any option, warrant, scrip, right to subscribe to, call or commitment of any character whatsoever relating to, or securities or rights convertible into, any shares of its capital stock.

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5.5       No Conflicts; Consents and Approvals.  The execution, delivery and performance of this Agreement and the Transaction Documents, and the consummation of the transactions contemplated hereby and thereby, including the issuance, sale and delivery of any of the Securities and the Conversion Shares, and compliance by the Company with any provisions of the Transaction Documents will not: (i) constitute or result in a violation of or conflict with the Articles of Incorporation, Bylaws, or any other organizational or governing documents of Company or any Subsidiary; (ii) constitute or result in a violation of, or a default or breach under (either immediately, upon notice, upon lapse of time, or both), or conflicts with, or gives to any other Person any rights of termination, amendment, acceleration or cancellation of, any provision of any Contract, indenture or instrument to which Company or any Subsidiary is a party or by which it may be bound, or to which the Company or any Subsidiary or any of their Assets or properties may be bound (other than immaterial contracts relating to back office operations, systems and facilities or similar matters); (iii) constitute a violation of, or a default or breach under (either immediately, upon notice, upon lapse of time, or both), or conflicts with, any Judgment; (iv) assuming that, in connection with the transactions contemplated hereby, the parties hereto timely make all of the filings required by applicable state securities Laws and under the applicable rules and regulations of the Trading Market constitute a violation of, or conflict with, any Law, rule, regulation, order, judgment or decree (including federal and state securities Laws); or (v) result in the loss or adverse modification of, or the imposition of any fine, penalty or other Encumbrance with respect to, any Permit granted or issued to, or otherwise held by or for the use of, the Company or any Subsidiary or any of the their Assets or properties; except, in the case of clause (v), for such violations, defaults, breaches, conflicts, losses, modifications or impositions that have not had and would not reasonably be expected to have a Material Adverse Effect. The Company is not in default or breach (and no event has occurred which with notice or lapse of time or both could put the Company in default or breach) under, and the Company has not taken any action or failed to take any action that would give to any other Person any rights of termination, amendment, acceleration or cancellation of, any material Contract to which the Company is a party or by which any property or Assets of the Company are bound or affected. Except with respect to the SEC and the Trading Market and as specifically contemplated by this Agreement or the Transaction Documents, the Company is not required to obtain any Consent of, from, or with any Governmental Authority, or any other Person, and no expiration or termination of any statutory waiting period is necessary, in order for the Company to execute, deliver or perform any of its obligations under this Agreement and the Transaction Documents in accordance with the terms hereof or thereof, or to issue, sell and deliver the Securities and the Conversion Shares in accordance with the terms hereof and thereof. All Consents which the Company is required to obtain pursuant to the immediately preceding sentence have been obtained or effected on or prior to the Effective Date or will be obtained or effected on or prior to Closing or as otherwise required under the rules and regulations of the applicable Governmental Authority.

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5.6       Issuance of Securities.  The Securities to be issued pursuant to this Agreement have been duly authorized by all necessary corporate action of the Company and, upon issuance in accordance with the terms hereof, the Common Shares, the Note and the Conversion Shares, as applicable, shall be duly and validly issued, fully paid and non-assessable, and free from all Encumbrances with respect to the issue thereof, and, assuming the accuracy of the representations and warranties of Buyer set forth in Article IV above, will be issued in compliance with all applicable United States federal and state securities Laws.

5.7       Listing and Maintenance Requirements; SEC Documents; Financial Statements.  The Company’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or that is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company has filed all reports, schedules, forms, statements and other documents, together with any amendments thereto, required to be filed by it with the SEC under the Exchange Act (all of the foregoing filed within the two (2) years preceding the Effective Date and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the “SEC Documents”). The Company is current with its filing obligations under the Exchange Act and there are no outstanding comments from the SEC with respect to any report, schedule, form, statement and other document required to be filed by it with the SEC under the Exchange Act. The Company represents and warrants that true and complete copies of the SEC Documents are available on the SEC’s website (www.sec.gov) at no charge. As of their respective dates, the SEC Documents complied in all material respects with the applicable requirements of the Exchange Act, and none of the SEC Documents, at the time they were filed with or furnished to the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No executive officer of the Company has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act of 2002. To the Knowledge of the Company as of the Effective Date, there are no facts or circumstances that would prevent its current Chief Executive Officer and Chief Financial Officer from giving the certifications and attestations required pursuant to Rules 13a-14 and 15d-14 under the Exchange Act, without qualification, with respect to the Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2013. As of their respective dates, the financial statements of the Company included in the SEC Documents (collectively, the “Financial Statements”) (i) have been prepared from the books and records of the Company and the Subsidiaries, (ii) complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (iii) have been prepared in accordance with GAAP, consistently applied during the periods involved and (iv) fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the consolidated results of its operations and comprehensive income/loss, changes in equity and cash flows for the periods then ended, subject, in the case of unaudited statements, to the absence of notes and normal year-end audit adjustments.

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5.8       Absence of Certain Changes.  Except as otherwise disclosed to Buyer in writing on or prior to the date hereof, since the date upon which the last of the SEC Documents was filed with the SEC, there has been no event or circumstance of any nature whatsoever that has resulted in, or would reasonably be expected to result in, a Material Adverse Effect.

5.9       Absence of Litigation; No Undisclosed Liabilities.  Except as otherwise disclosed to Buyer in writing on or prior to the date hereof or as would not reasonably be expected to have a Material Adverse Effect, (i) there is no Proceeding before or by any Governmental Authority or any other Person, pending, or to the Knowledge of the Company, threatened or contemplated by, against or affecting the Company or any Subsidiary, or their Assets; and (ii) there are no outstanding Judgments against or affecting the Company, any Subsidiary, or their Assets. There are no obligations that are not appropriately reflected or reserved against in the financial statements described in Section 5.7 to the extent required to be so reflected or reserved against in accordance with GAAP, except for (i) liabilities that have arisen since December 31, 2012 in the ordinary course of business consistent with past practice and (ii) liabilities that have not had and would not reasonably be expected to have a Material Adverse Effect.

5.10     Title to Assets.  Except as set forth on Schedule 5.10 hereto, the Company or a Significant Subsidiary has good and marketable title to, or a valid leasehold interest in, all of its Assets which are material to the business and operations of the Company and the Significant Subsidiaries as presently conducted, free and clear of all Encumbrances or restrictions on the transfer or use of same. Except as would not have a Material Adverse Effect, the Company’s Assets are in good operating condition and repair, ordinary wear and tear excepted.

5.11     Compliance with Laws.  The Company and the Subsidiaries (i) are in material compliance with all applicable Laws and Judgments; (ii) to the Knowledge of the Company, have all material Permits and such Permits are in full force and effect and no material suspension or cancellation of any of them is threatened; and (iii) to the Knowledge of the Company, are not under investigation with respect to, and have not been threatened to be charged with or given notice of, any material violation of all applicable Laws and Judgments.

5.12     No Directed Selling Efforts or General Solicitation.  Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has conducted any “general solicitation” or “general advertising” (as those terms are used in Regulation D promulgated under the Securities Act) in connection with the offer or sale of any of the Securities.

5.13     Tax Matters.  The Company and each of its Affiliates has made and timely filed all United States federal income Tax Returns and all foreign income Tax Returns and all other material Tax Returns required to be filed by it, and each such Tax Return has been prepared in material compliance with all applicable Laws, and all such Tax Returns are true and accurate in all material respects. Except and only to the extent that the Company or any of its Affiliates, as the case may be, has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported Taxes, the Company and each of its Affiliates has timely paid all Taxes shown or determined to be due on such Tax Returns, except those being contested in good faith, and the Company and each of its Affiliates has set aside on its books provision reasonably adequate for the payment of all Taxes for periods subsequent to the periods to which such Tax Returns apply. There are no unpaid Taxes of the Company or any of its Affiliates in any material amount claimed to be due by the taxing authority of any jurisdiction, and, to the Knowledge of the Company, no basis for any such claim. The Company and each of its Affiliates has withheld and paid all Taxes to the appropriate Governmental Authority required to have been withheld and paid in connection with amounts paid or owing to any Person. There is no Proceeding or Claim for refund now in progress, pending or threatened against or with respect to the Company or any of its Affiliates, in each case, regarding Taxes. Neither the Company nor any of its Affiliates has waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency, in each case, that is still in effect, or has pending a request for any such extension or waiver. Neither the Company nor any of its Affiliates has entered into any “listed transaction” within the meaning of Treasury Regulations section 1.6011-4(b)(2). Neither the Company nor any of its Affiliates has liability for the Taxes of any person other than the Company or any of its Affiliates under Treasury Regulations section 1.1502-6 (or any similar provision of state, local or foreign law). Neither the Company nor any of its Affiliates is party to, bound by or has any obligation under any Tax allocation, Tax sharing, Tax indemnity or similar agreement, arrangement or understanding (other than any agreement, arrangement or understanding solely among the Company and its Affiliates). Neither the Company nor any of its Affiliates is currently subject to a section 382 limitation, as defined in section 382 of the Code, with respect to any of its Tax attributes. The representation made in the previous sentence will be true immediately after the end of the Closing Date. The aggregate amount of the net operating loss carryovers for United States federal income tax purposes of the Company and its Affiliates as of December 31, 2011 equals or exceeds $88,830,601 and as of December 31, 2012, as currently estimated in good faith by the Company (but subject to future adjustment), equals or exceeds $86,051,682, and Schedule 5.13 attached hereto sets forth the dates on which such net operating loss carryforwards expire. The aggregate amount of the net capital loss carryovers for United States federal income tax purposes of the Company and its Affiliates as of December 31, 2011 equals or exceeds $41,251,297 and as of December 31, 2012, as currently estimated in good faith by the Company (but subject to future adjustment), equals or exceeds $58,892,311, and Schedule 5.13 attached hereto sets forth the dates on which such net capital loss carryforwards expire.

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5.14     Internal Accounting Controls.  The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to Assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for Assets is compared with the existing Assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company (A) has implemented and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) to ensure that material information relating to the Company, including its consolidated Subsidiaries, is made known to the Chief Executive Officer and the Chief Financial Officer of the Company by others within those entities, and (B) has disclosed, based on its most recent evaluation prior to the date of this Agreement, to the Company’s outside auditors and the audit committee of the Board of Directors (x) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information, and (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. Since December 31, 2010, (i) neither the Company nor any Subsidiary nor, to the Knowledge of the Company, any director, officer, employee, auditor, accountant or representative of the Company or any Subsidiary has received, or otherwise had or obtained knowledge of, any complaint, allegation, assertion or claim that the Company or any Subsidiary has engaged in questionable accounting or auditing practices, and (ii) no attorney representing the Company or any Subsidiary, whether or not employed by the Company or any Subsidiary, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of its officers, directors, employees or agents to the Board of Directors or any committee thereof or to any director or officer of the Company.

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5.15     Acknowledgment Regarding Buyer’s Purchase of the Securities.  The Company acknowledges and agrees that Buyer is acting solely in the capacity of an “arm’s length” purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by Buyer or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to Buyer’s purchase of the Securities. The Company further represents to Buyer that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

5.16     Brokerage Fees.  There is no Person acting on behalf of the Company as placement agent in connection with the transactions contemplated hereby, and, other than the Special Committee’s retention of Sandler O’Neill, there is no Person acting on behalf of the Company who is entitled to or has any claim for any financial advisory, brokerage or finder’s fee or commission in connection with the execution of this Agreement or the transactions contemplated hereby.

5.17     Investment Company.  The Company is not an “investment company” as defined under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the Company does not sponsor any person that is such an investment company.

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5.18     Employee Matters.  All benefit and compensation plans, contracts, policies, programs or arrangements covering current or former employees, Directors and consultants of the Company and its Subsidiaries (the “Employees”), including, but not limited to, “employee benefit plans” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and employment, consulting, retirement, pension, severance, termination, change in control, vacation, deferred compensation, stock option, stock purchase, stock appreciation rights, equity based, incentive, bonus, profit sharing, insurance, medical, welfare, fringe or other benefit plans, contracts, policies, programs or arrangements (the “Benefit Plans”) are listed in this Schedule 5.18 attached hereto, and each Benefit Plan which has received a favorable opinion letter from the Internal Revenue Service National Office, including any master or prototype plan, has been separately identified. All Benefit Plans are in substantial compliance with ERISA, the Code and other applicable laws. Each Benefit Plan which is subject to ERISA (the “ERISA Plans”) that is an “employee pension benefit plan” within the meaning of Section 3(2) of ERISA (“Pension Plan”) and that is intended to be qualified under Section 401(a) of the Code, has received a favorable determination letter from the Internal Revenue Service and, to the Knowledge of the Company, there are no circumstances likely to result in revocation of any such favorable determination letter or the loss of the qualification of such Pension Plan under Section 401(a) of the Code. Neither the Company nor any Subsidiary has engaged in a transaction with respect to any ERISA Plan that, assuming the taxable period of such transaction expired as of the Effective Date, could subject the Company or any Subsidiary to a tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA in an amount which would be material. Neither the Company nor any of the Subsidiaries has incurred or reasonably expects to incur a material tax or penalty imposed by Section 4980F of the Code or Section 502 of ERISA. Neither the Company, any Subsidiary nor any entity which is considered one employer with the Company under Section 4001 of ERISA or Section 414 of the Code (x) maintains or contributes to or has within the past six years maintained or contributed to a Pension Plan that is subject to Subtitles C or D of Title IV of ERISA or (y) maintains or has an obligation to contribute to or has within the past six years maintained or had an obligation to contribute to a multiemployer plan, as defined in Section 3(37) of ERISA. All contributions required to be made under each Benefit Plan, as of the Effective Date, have been timely made and all obligations in respect of each Benefit Plan have been properly accrued and reflected in the Financial Statements. As of the Effective Date, there is no material pending or, to the Knowledge of the Company threatened, litigation relating to the Benefit Plans. Neither the Company nor any Subsidiary has any obligations for retiree health and life benefits under any Benefit Plan or collective bargaining agreement. The Company or its Subsidiaries may amend or terminate any such retiree health and life plan at any time without incurring any liability thereunder other than in respect of claims incurred prior to such amendment or termination. There has been no amendment to, announcement by the Company or any Subsidiary relating to, or change in participation or coverage under, any Benefit Plan which would increase materially the expense of maintaining such plan above the level of the expense incurred therefor for the most recent fiscal year. None of the transactions contemplated by this Agreement or the other Transaction Documents, individually or in the aggregate, (i) constitute a “change in control” or “change of control” (or phrases of similar import) within the meaning of any Benefit Plan, (ii) result in any payment or benefit (including severance, unemployment compensation, “excess parachute payment” (within the meaning of Section 280G of the Code), forgiveness of indebtedness or otherwise) becoming due to any Employee, the Directors or any consultant of the Company or any Subsidiary under any Benefit Plan, (iii) result in payments under any of the Benefit Plans which would not be deductible under Section 162(m) of the Code, (iv) increase any compensation or benefits otherwise payable under any Benefit Plan, (v) result in any acceleration of the time of payment or vesting of any such benefits, (vi) require the funding or increase in the funding of any such benefits, or (vii) result in any limitation on the right of the Company or any Subsidiary to amend, merge, terminate or receive a reversion of assets from any Benefit Plan or related trust.

5.19     Risk Management; Derivatives.  The Company and the Significant Subsidiaries have in place risk management policies and procedures designed to protect against material risks of the type and in amounts reasonably expected to be incurred by Persons of similar size and in similar lines of business as the Company and the Significant Subsidiaries.

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5.20       Foreign Corrupt Practices and International Trade Sanctions.   To the Knowledge of the Company, neither the Company nor any Subsidiary, nor any of their respective directors, officers, agents, employees or any other persons acting on their behalf (i) has violated the Foreign Corrupt Practices Act, 15 U.S.C. § 78dd-1 et seq., as amended, or any other similar applicable foreign, federal, or state legal requirement; (ii) has made or provided, or caused to be made or provided, directly or indirectly, any payment or thing of value to a foreign official, foreign political party, candidate for office or any other person knowing that the person shall pay or offer to pay the foreign official, party or candidate, for the purpose of influencing a decision, inducing an official to violate their lawful duty, securing any improper advantage, or inducing a foreign official to use their influence to affect a governmental decision; (iii) has paid, accepted or received any unlawful contributions, payments, expenditures or gifts; (iv) has violated or operated in noncompliance with any export restrictions, money laundering law, anti-terrorism law or regulation, anti-boycott regulations or embargo regulations; or (v) is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department.

5.21       Rule 144.   With a view to making available to Buyer the benefits of Rule 144 promulgated under the Securities Act (“Rule 144”), or any similar rule or regulation of the SEC that may at any time permit Buyer to sell any of the Securities to the public without registration, the Company represents and warrants that: (i) the Company is, and has been for a period of at least ninety (90) days immediately preceding the Effective Date, subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act; (ii) the Company has filed all required reports under Section 13 or 15(d) of the Exchange Act, as applicable, during the twelve (12) months preceding the Closing Date (or for such shorter period that the Company was required to file such reports); and (iii) the Company is not and has not been an issuer defined as a Shell Company.

Buyer acknowledges and agrees that the Company makes no representations or warranties whatsoever, express or implied, except for those specifically set forth in this Article V, in any certificate delivered hereto or in any other Transaction Document.

ARTICLE VI

COVENANTS

6.1         Use of Proceeds.   The proceeds from the purchase and sale of the Securities shall be used by the Company for general corporate purposes.

6.2        Affirmative Covenants of the Company.   Following the Closing, for so long as Buyer, Mead Park and its or their controlled Affiliates and Principals collectively own ten percent (10%) or more of the outstanding shares of the Common Stock (counting for such purposes all Conversion Shares and Convertible IFMI LLC Units as outstanding shares of the Common Stock), unless waived in writing by Buyer:

(a)       Reporting Status; Listing.   The Company shall (i) file all reports required to be filed under the Securities Act, under the Exchange Act, under any federal or state securities Laws and regulations applicable to the Company, and under the rules and regulations of the Trading Market; and (ii) comply in all material respects with the Company’s required reporting, filing and other obligations under the Bylaws or rules of the Trading Market.

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(b)        Rule 144. The Company shall:

  i.          use its reasonable best efforts to make, keep and ensure that adequate current public information with respect to the Company, as required in accordance with Rule 144, is publicly available;

 ii.          furnish to Buyer, promptly upon reasonable request, such statements, reports, documents or other information as may be reasonably requested by Buyer to permit Buyer to sell any of the Securities or Conversion Shares pursuant to Rule 144 without limitation or restriction;

iii.           promptly, at the request of Buyer, give the Company’s transfer agent instructions to the effect that, upon the transfer agent’s receipt from Buyer of a certificate (a “Rule 144 Certificate”) certifying the eligibility for sale under Rule 144 of any portion of the Securities or Conversion Shares which Buyer proposes to sell (the “Securities Being Sold”), and receipt by the transfer agent of a “Rule 144 Opinion” from the Company or its counsel (or from Buyer and its counsel), the transfer agent is to effect the transfer of the Securities Being Sold and issue to such transferee(s) thereof the transferred Securities Being Sold. If the transfer agent requires any additional documentation in connection with any proposed transfer by Buyer of any Securities Being Sold, then the Company shall promptly deliver or cause to be delivered to the transfer agent or to any other Person, all such additional documentation as may be necessary to effectuate the transfer of the Securities Being Sold and the issuance of an unlegended certificate to any transferee thereof, all at the Company’s expense; and

iv.          take such further action as Buyer may reasonably request, all to the extent required from time to time to enable Buyer to sell the Securities or the Conversion Shares without registration under the Securities Act.

(c)       Access to Books and Records.   The Company shall afford to Buyer and its representatives (including officers and employees of Buyer, and counsel, accountants and other professionals retained by Buyer), during normal business hours and upon reasonable notice to the Company, such access to the Company’s books, records, properties and personnel and to such other information as Buyer may reasonably request; provided, however, that the Company may withhold such access to Buyer or any such representative in the event that Buyer or such representative shall fail to execute a confidentiality agreement in a form reasonably satisfactory to the Company.

(d)       Efforts.   The Company shall use reasonable best efforts to prepare and file all necessary documentation, to effect all necessary applications, notices, petitions, filings and other documents, and to obtain all necessary Consents or Permits, or any exemption by, all third parties and Governmental Authorities, and expiration or termination of any applicable waiting periods, necessary or advisable to consummate the transactions contemplated by this Agreement and the other Transaction Documents and to perform covenants contemplated by this Agreement and the other Transaction Documents.

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6.3      Affirmative Covenants of Mead Park.   Following the Closing, for so long as Buyer, Mead Park and its or their controlled Affiliates and Principals collectively own ten percent (10%) or more of the outstanding shares of the Common Stock (counting for such purposes all Conversion Shares and Convertible IFMI LLC Units as outstanding shares of the Common Stock), unless waived in writing by the Company, Mead Park shall use its reasonable best efforts to:

(a)       provide the Company with access to information regarding the funding relationships of Mead Park and its Affiliates;

(b)       assist the Company in establishing business relationships with credit trading desks at other institutions;

(c)       source new corporate medium-term notes and new annuities for distribution through the Company’s distribution channels;

(d)       assist the Company with sourcing external personnel to expand key business lines within the Company; and

(e)       introduce the Company to potential sources of capital.

In addition, following the Closing, for so long as Buyer, Mead Park and its or their controlled Affiliates and Principals collectively own ten percent (10%) or more of the outstanding shares of the Common Stock (counting for such purposes all Conversion Shares and Convertible IFMI LLC Units as outstanding shares of the Common Stock), Mead Park and its Affiliates shall, to the extent commercially practicable, offer PrinceRidge the opportunity to serve as a co-manager for the placement of securities in connection with collateralized loan obligation (CLO) products and other similar securitization transactions sponsored and/or managed by Mead Park or its controlled Affiliates, on commercially reasonable and arms’ length terms.

6.4      Fees and Expenses.   Each party shall bear its own expenses in connection with the transactions contemplated by this Agreement and the Transaction Documents; provided, however, that in the event that Buyer terminates this Agreement under Section 10.1(b)i or Section 10.1(e)(i) or the Company terminates this Agreement under Section 10.1(f)(ii), the Company will reimburse Buyer for all out-of-pocket expenses incurred by Buyer and its Affiliates in connection with due diligence, the negotiation and preparation of this Agreement, the Transaction Documents and the undertaking of the transactions contemplated herein and therein (including fees and expenses of counsel), up to an aggregate maximum amount of Three Hundred Thousand Dollars ($300,000).

6.5      Reservation of Shares.   The Company shall, at all times, have authorized and reserved for the purpose of issuance, such number of shares of Common Stock as shall be necessary for the issuance of all of the Conversion Shares upon conversion of the Note (collectively, the “Share Reserve”). If at any time the Share Reserve is insufficient, then the Company shall, as soon as reasonably practicable, take all required measures to implement an increase of the Share Reserve accordingly. If the Company does not have sufficient authorized and unissued shares of Common Stock available to increase the Share Reserve, then the Company shall call and hold a special meeting of the stockholders of the Company within ninety (90) business days of such occurrence, for the purpose of increasing the number of shares of Common Stock authorized, and, at any such special meeting, the Company’s management shall recommend to the stockholders to vote in favor of increasing the number of shares of Common Stock authorized.

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6.6      Disclosure of Transactions and Other Material Information.  The Company shall, on or before 8:30 a.m., New York City time, on the first (1st) trading day after the date of this Agreement, issue a press release disclosing the material terms of the transactions contemplated by this Agreement and the Transaction Documents. On or before 5:30 p.m., New York City time, on the second (2nd) business day after the date of this Agreement, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by this Agreement and by the Transaction Documents in the form required by the Exchange Act (the “8-K Filing”). None of the Company, its Subsidiaries, or Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated by this Agreement or by the Transaction Documents without the express written consent of all of the other parties to this Agreement (such consent not to be unreasonably withheld or delayed); provided, however, that the Company shall be entitled, without the prior approval of Buyer, to file the 8-K Filing or other public disclosure as is required by applicable Law and regulations, subject to providing Buyer with reasonable opportunity to comment thereon. Notwithstanding the foregoing, the Company shall not publicly disclose the name of Buyer or any of its Affiliates, or include the name of Buyer or any of its Affiliates in any filing with the SEC or any regulatory agency or Trading Market, without the prior consent of Buyer (such consent not to be unreasonably withheld or delayed), except: (a) as required by federal securities Laws in connection with (x) the 8-K Filing, (y) any registration statement contemplated by the Registration Rights Agreement, or (z) the filing of this Agreement and the final Transaction Documents with the SEC; and (b) to the extent that such disclosure is required by Law or Trading Market rules and regulations, in which case the Company shall provide Buyer with prior notice of such disclosure permitted under this clause (b).

6.7      NYSE MKT Listing Application.  Following the Effective Date and prior to the Closing, the Company shall prepare and file with the NYSE MKT an Additional Listing Application (the “Listing Application”) relating to the Common Shares and the Conversion Shares.

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6.8      Stockholder Meeting and Company Proxy Statement.  As promptly as reasonably possible following the Effective Date, but in any event within forty-five (45) days of the Effective Date, the Company shall call a meeting of its stockholders (the “2013 Annual Meeting of Stockholders”) to vote on, among other things, proposals (collectively, the “Stockholder Proposal”) regarding the issuance of the Common Shares, the Conversion Shares, the Cohen Shares and the Cohen Conversion Shares for purposes of Sections 711 and 713 of the NYSE MKT’s Company Guide, as applicable. The Board of Directors shall recommend to the Company’s stockholders that such stockholders approve the Stockholder Proposal, and shall not modify or withdraw such resolution. In connection with the 2013 Annual Meeting of Stockholders, the Company shall promptly prepare and file with the SEC a Definitive Proxy Statement on Schedule 14A pursuant to Section 14(a) of the Exchange Act (the “Company Proxy Statement”), shall use its reasonable best efforts to solicit proxies for such stockholder approval and shall use its reasonable best efforts to respond to any comments of the SEC or its staff and to cause a definitive proxy statement related the 2013 Annual Meeting of Stockholders to be mailed to the Company’s stockholders promptly after clearance by the SEC. The Company shall notify Buyer promptly of the receipt of any comments from the SEC or its staff with respect to the Company Proxy Statement and of any request by the SEC or its staff for amendments or supplements to such proxy statement or for additional information and shall supply Buyer with copies of all correspondence between the Company or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to such proxy statement. If at any time prior to the 2013 Annual Meeting of Stockholders there shall occur any event that is required to be set forth in an amendment or supplement to the Company Proxy Statement, the Company shall promptly prepare and mail to its stockholders such an amendment or supplement. The Company agrees promptly to correct any information provided by it or on its behalf for use in the Company Proxy Statement if and to the extent that such information shall have become false or misleading in any material respect, and the Company shall promptly prepare and mail to its stockholders an amendment or supplement to correct such information to the extent required by applicable Laws. The Company shall consult with Buyer prior to mailing the Company Proxy Statement, or any amendment or supplement thereto, and provide Buyer with reasonable opportunity to comment thereon. The Board of Directors’ recommendation described in this Section 6.8 shall be included in the Company Proxy Statement.

6.9      Board Representatives; Chairman of the Board.

(a)      2013 Annual Meeting of Stockholders.  The Board of Directors shall (i) nominate Christopher Ricciardi and Jack DiMaio for election to the Board of Directors at the 2013 Annual Meeting of Stockholders; (ii) recommend to the Company’s stockholders the election of Messrs. Ricciardi and DiMaio at such meeting; and (iii) solicit proxies for Messrs. Ricciardi and DiMaio in connection with such meeting to the same extent as it does for any of its other nominees to the Board of Directors.

(b)      Qualifying Board Representatives.

i.          Following the Closing, if Buyer, Mead Park and its or their controlled Affiliates and Principals collectively own fifteen percent (15%) or more of the outstanding shares of the Common Stock (counting for such purposes all Conversion Shares and Convertible IFMI LLC Units as outstanding shares of the Common Stock) (a “Qualifying Ownership Interest”) as of the record date of a Meeting, then:

(A)     Buyer shall be entitled to designate two (2) individuals (the “Qualifying Board Representatives”) to stand for election to the Board of Directors at such Meeting; provided, however, that such Qualifying Board Representatives shall have satisfied all of the requirements applicable to the Directors under applicable Law, the Articles of Incorporation, the Bylaws and any customary director qualification standards in effect as of the Effective Date and disclosed to Buyer or adopted by the Board of Directors after the Closing; and

(B)     the Board of Directors shall (i) nominate such Qualifying Board Representatives for election to the Board of Directors at such Meeting; (ii) recommend to the Company’s stockholders the election of the Qualified Board Representatives at such Meeting; and (iii) solicit proxies for such Qualifying Board Representatives in connection with such Meeting to the same extent as it does for any of its other nominees to the Board of Directors.

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ii.         Upon any Qualifying Board Representative’s death, resignation, retirement, disqualification or removal from office as a Director (including by failure to elect or re-elect), if there is a vacancy on the Board of Directors as a result of such occurrence, then:

(A)     Buyer shall have the right to designate the successor for such Qualifying Board Representative; provided, however, that such successor shall have satisfied all of the requirements applicable to the Directors under applicable Law, the Articles of Incorporation, the Bylaws and any customary director qualification standards in effect as of the Effective Date and disclosed to Buyer or adopted by the Board of Directors after the Closing; and

(B)     the Board of Directors take all necessary actions to fill the vacancy resulting therefrom with such successor.

(c)     Minority Board Representative.

i.          Following the Closing, if Buyer, Mead Park and its or their controlled Affiliates and Principals collectively own less than a Qualifying Ownership Interest but at least ten percent (10%) or more of the outstanding shares of the Common Stock (counting for such purposes all Conversion Shares and Convertible IFMI LLC Units as outstanding shares of the Common Stock) (a “Minority Ownership Interest”) as of the record date of a Meeting, then:

(A)    Buyer shall be entitled to designate one (1) individual (the “Minority Board Representative”) to stand for election to the Board of Directors at such Meeting; provided, however, that such Minority Board Representative shall have satisfied all of the requirements applicable to the Directors under applicable Law, the Articles of Incorporation, the Bylaws and any customary director qualification standards in effect as of the Effective Date and disclosed to Buyer or adopted by the Board of Directors after the Closing; and

(B)    the Board of Directors shall (i) nominate such Minority Board Representative for election to the Board of Directors at such Meeting; (ii) recommend to the Company’s stockholders the election of the Minority Board Representative at such Meeting; and (iii) solicit proxies for such Minority Board Representative in connection with such Meeting to the same extent as it does for any of its other nominees to the Board of Directors.

ii.        Upon any Minority Board Representative’s death, resignation, retirement, disqualification or removal from office as a Director (including by failure to elect or re-elect), if there is a vacancy on the Board of Directors as a result of such occurrence, then:

(A)    Buyer shall have the right to designate the successor for such Minority Board Representative; provided, however, that such successor shall have satisfied all of the requirements applicable to the Directors under applicable Law, the Articles of Incorporation, the Bylaws and any customary director qualification standards in effect as of the Effective Date and disclosed to Buyer or adopted by the Board of Directors after the Closing; and

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(B)     the Board of Directors take all necessary actions to fill the vacancy resulting therefrom with such successor.

(d)     Removal of Board Representatives.  Notwithstanding any other provision of this Agreement, if Buyer, Mead Park and its or their controlled Affiliates and Principals shall collectively own less than a Qualifying Ownership Interest but continue to collectively own a Minority Ownership Interest, then (i) the terms and conditions set forth in Section 6.9(b) shall be null and void; and (ii) if so requested by the Board of Directors (in its sole discretion), Buyer shall cause one (1) of the Qualifying Board Representatives (or its successor designated by Buyer pursuant to Section 6.9(b)) of Buyer’s choosing to resign from his or her position as Director. Notwithstanding any other provision of this Agreement, if Buyer, Mead Park and its or their controlled Affiliates and Principals collectively own less than a Qualifying Ownership Interest or a Minority Ownership Interest, then (A) the terms and conditions set forth in Section 6.9(b) and Section 6.9(c) shall be null and void; and (B) if so requested by the Board of Directors (in its sole discretion), Buyer shall cause any Qualifying Board Representatives, Minority Board Representative, or any of their respective successors designated by Buyer pursuant to Section 6.9(b) and/or Section 6.9(c), to resign from his or her position as Director.

(e)     Chairman.  No later than the Closing Date, and thereafter for so long as Buyer, Mead Park and its or their controlled Affiliates and Principals collectively own a Minority Ownership Interest and Jack DiMaio is a Director and agrees to act as Chairman of the Board of Directors, the Company shall cause Jack DiMaio to be elected and appointed as the Chairman of the Board of Directors subject to his satisfaction of all of the requirements applicable to the Chairman position under applicable Law, the Articles of Incorporation, the Bylaws and any customary chairman qualification standards in effect as of the Effective Date and disclosed to Buyer or adopted by the Board of Directors after the Closing. For so long as Buyer, Mead Park and its or their controlled Affiliates and Principals collectively own a Minority Ownership Interest, and both (i) Jack DiMaio is no longer Chairman of the Board of Directors due to his death, disqualification or removal from office as Director and (ii) Christopher Ricciardi is a Director and agrees to act as Chairman of the Board of Directors, then the Company shall cause Christopher Ricciardi to be elected and appointed as the Chairman of the Board of Directors subject to satisfaction of all of the requirements applicable to the Chairman position under applicable Law, the Articles of Incorporation, the Bylaws and any customary chairman qualification standards in effect as of the Effective Date and disclosed to Buyer or adopted by the Board of Directors after the Closing. In all other situations (including in the event Mr. DiMaio resigns or retires from his positions as Chairman of the Board of Directors), the Chairman of the Board of Directors shall be elected and appointed pursuant to the Bylaws.

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6.10    Gross-Up Rights.

(a)      Sale of New Securities.  After the Closing, for so long as Buyer, Mead Park and its or their controlled Affiliates and Principals collectively own ten percent (10%) or more of the outstanding shares of the Common Stock (counting for such purposes all Conversion Shares and Convertible IFMI LLC Units as outstanding shares of the Common Stock) (before giving effect to any issuances triggering provisions of this Section 6.10), at any time that the Company or IFMI, LLC makes any public or nonpublic offering or sale of any equity (including the Common Stock, or any preferred stock or restricted stock), or any securities, options or debt that is convertible or exchangeable into equity (including Convertible IFMI LLC Units) or that includes an equity component (such as, an “equity” kicker) (including any hybrid security) (any such security, a “New Security”) other than (i) pursuant to the granting or exercise of employee stock options or other stock incentives pursuant to the Company’s stock incentive plans approved by the Board of Directors (so long as the authorized awards under the Company’s stock incentive plans represent less than ten percent (10%) of the outstanding shares of the Company’s capital stock) or the issuance of capital stock pursuant to any employee stock purchase plan of the Company approved by the Board of Directors or similar plan where stock is being issued or offered to a trust, other entity or otherwise, for the benefit of any employees, officers or directors of the Company, in each case, in the ordinary course of providing incentive compensation, (ii) issuances of capital stock as full or partial consideration for a merger, acquisition, joint venture, strategic alliance, license agreement or other similar nonfinancing transaction, (iii) issuances of shares of the Common Stock upon the conversion or exercise of any convertible preferred stock or notes outstanding as of the Effective Date or issued pursuant to the Transaction Documents, in each case, in accordance with the terms thereof as of the Effective Date); (iv) issuances of rights, stock or other property pursuant to the Shareholder Rights Plan; or (v) issuances of Convertible IFMI LLC Units pursuant to Section 6.10(x) or (y) of the IFMI LLC Agreement, Buyer shall be afforded the opportunity to acquire from the Company and/or IFMI, LLC for the same price (net of any underwriting discounts or sales commissions) and on the same terms as New Securities are proposed to be offered to others, up to the amount of New Securities in the aggregate required to enable it to maintain its proportionate equivalent interest in the Company immediately prior to any such issuance of New Securities (counting for such purposes all Conversion Shares and Convertible IFMI LLC Units as outstanding shares of the Common Stock).

(b)      Notice.  In the event the Company and/or IFMI, LLC proposes to offer or sell New Securities that are subject to Buyer’s rights under Section 6.10(a), the Company and/or IFMI, LLC (as applicable) shall give Buyer written notice of its intention, describing the price (or range of prices), anticipated amount of securities, timing and other terms upon which the Company and/or IFMI, LLC proposes to offer the same (including, in the case of a registered public offering and to the extent possible, a copy of the prospectus included in the registration statement filed with respect to such offering), no later than five (5) business days, as the case may be, after the initial filing of a registration statement with the SEC with respect to an underwritten public offering, after the commencement of marketing with respect to a Rule 144A offering or after the Company and/or IFMI, LLC proposes to pursue any other offering. Buyer shall then have ten (10) business days from the date of receipt of such a notice to notify the Company and/or IFMI, LLC (as applicable) in writing that it intends to exercise its rights provided in this Section 6.10 and as to the amount of New Securities Buyer desires to purchase, up to the maximum amount calculated pursuant to Section 6.10(a). Such notice shall constitute a nonbinding indication of interest of Buyer to purchase the amount of New Securities so specified at the price and other terms set forth in the Company’s and/or IFMI, LLC’s notice to it. The failure of Buyer to respond within such ten (10) business day period shall be deemed to be a waiver of Buyer’s rights under this Section 6.10 only with respect to the offering described in the applicable notice. The Company shall cause IFMI, LLC to comply with this Section 6.10.

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6.11    Redemption Transactions.  Following the Closing, for so long as Buyer, Mead Park and its or their controlled Affiliates and Principals collectively own ten percent (10%) or more of the outstanding shares of the Common Stock (counting for such purposes all Conversion Shares and Convertible IFMI LLC Units as outstanding shares of the Common Stock), the Company shall not redeem, recapitalize or repurchase any shares of capital stock of the Company, or rights, options or warrants to purchase shares of capital stock of the Company, or securities of any type whatsoever that are, or may become, convertible into or exchangeable into or exercisable for capital stock of the Company (except with respect to the Conversion Shares) unless Buyer is given the right to participate in such redemption, recapitalization, or repurchase in a pro rata manner.

6.12    Additional Covenants Prior to Closing.  Prior to the earlier of the Closing Date and the termination of this Agreement pursuant to Section 10.1, except as expressly provided in this Agreement or as otherwise consented to in writing in advance by Buyer:

(a)      The Company shall promptly provide Buyer with written notice of the occurrence of any circumstance, event, change, development or effect occurring after the date hereof and relating to the Company or any Subsidiary of which the Company has Knowledge and which constitutes a Material Adverse Effect or otherwise causes or renders any of the representations and warranties of the Company or any Subsidiary, as applicable, set forth in this Agreement to be inaccurate.

(b)      The Company shall not agree to any amendment, waiver or modification of the Transaction Documents to which Buyer is not a party.

(c)      The Company will not modify, in any manner, the limited liability company agreement of IFMI, LLC, other than by the effectiveness of the LLC Agreement Amendment, which amendment shall not be modified in any manner.

(d)      The Company shall and shall cause the Subsidiaries to take all actions necessary to ensure that none of the transactions contemplated by this Agreement or the other Transaction Documents, individually or in the aggregate, shall give rise to a “change in control” or “change of control,” the acceleration of any right, or result in any additional rights, under any Benefit Plan.

(e)      The Company shall, and shall cause each Subsidiary to conduct its and their businesses only in the ordinary course of business consistent with past practice and shall use reasonable best efforts to maintain and preserve its and each Subsidiary’s business (including its business organization, Assets, goodwill and insurance coverage) and preserve business relationships with customers, strategic partners and others having business dealings with it.

(f)      Except as required pursuant to any existing written, binding agreements in effect prior to the date of this Agreement, the Company shall not, and shall cause each Subsidiary to not, take any of the following actions:

i.          other than in the ordinary course of business, incur any indebtedness for borrowed money, assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other Person or incur any indebtedness of the Company that would be senior in right of payment or any other respect to the Note;

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ii.          (A) adjust, split, combine or reclassify any capital stock of the Company; (B) make, declare or pay any dividend, or make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of capital stock or any securities or obligations convertible into or exchangeable for any shares of the capital stock (except dividends paid by any Subsidiary to the Company or any of the Company’s other wholly-owned Subsidiaries and regular quarterly dividends in an amount not to exceed $0.02 per share); (C) grant any stock options, stock appreciation rights, performance shares, restricted stock units, restricted shares or other equity-based awards or interests, or grant any Person any right to acquire any shares of capital stock; or (D) issue, sell or otherwise permit to become outstanding any additional shares of capital stock or securities convertible or exchangeable into, or exercisable for, any shares of its capital stock or any options, warrants, or other rights of any kind to acquire any shares of capital stock, except pursuant to the exercise of stock options or the settlement of equity compensation awards outstanding as of the Effective Date in accordance with their terms or as otherwise permitted by this Agreement;

iii.          sell, transfer, mortgage, encumber or otherwise dispose of any of its material properties or Assets to any Person other than a wholly-owned Subsidiary, or cancel, release or assign any indebtedness to any such Person or any Claims held by any such Person, in each case other than in the ordinary course of business or pursuant to contracts or agreements in force at the date of this Agreement;

iv.          except for transactions in the ordinary course of business or pursuant to Contracts or agreements in force at the date of this Agreement or permitted by this Agreement, make any material investment either by purchase of stock or securities, contributions to capital, property transfers, or purchase of any property or non-investment assets of any other Person other than a wholly-owned Subsidiary or make any capital expenditure in excess of Two Hundred Thousand Dollars ($200,000);

v.          except for transactions in the ordinary course of business, terminate, materially amend, or waive any material provision of, any material Contract, as the case may be, or make any change in any instrument or agreement governing the terms of any of its securities, or material Contract, other than normal renewals of Contracts without material adverse changes of terms, or enter into any material Contract;

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vi.          except as required under applicable law or the terms of any Benefit Plan existing as of the Effective Date, as applicable, (A) enter into, adopt or terminate any employee benefit or compensation plan, program, policy or arrangement for the benefit or welfare of any current or former employee, officer, director or consultant, (B) amend (whether in writing or through the interpretation of) any employee benefit or compensation plan, program, policy or arrangement for the benefit or welfare of any current or former employee, officer, director or consultant, (C) materially increase the compensation or benefits payable to any current or former employee, officer, director or consultant (other than in connection with a promotion or change in responsibilities), (D) pay or award, or commit to pay or award, any bonuses or incentive compensation other than in the ordinary course consistent with past practice, (E) grant or accelerate the vesting of any equity-based awards or other compensation, (F) enter into any new, or amend any existing, employment, severance, change in control, retention, bonus guarantee, collective bargaining agreement or similar agreement or arrangement, (G) fund any rabbi trust or similar arrangement, (H) terminate the employment or services of any officer or any employee whose target annual compensation is greater than One Hundred Thousand Dollars ($100,000), other than for cause, or (I) hire any officer, employee, independent contractor or consultant who has target annual compensation (excluding targeted annual compensation based on commission) greater than One Hundred Thousand Dollars ($100,000);

vii.          settle any material Claim, except in the ordinary course of business or for settlement of a Claim that is settled in an amount and for consideration not in excess of Five Hundred Thousand Dollars ($500,000) and that would not impose any material restriction on the business of the Company or any Subsidiary;

viii.         amend its organizational documents or its bylaws or comparable governing documents;

 ix.          other than in prior consultation with Buyer, materially restructure or materially change its investment securities or derivatives portfolio or its interest rate exposure, through purchases, sales or otherwise, or the manner in which the portfolio is classified or reported or purchase any security rated below investment grade other than in the ordinary course of business within the capital limits currently in use by the Company;

  x.         enter into any new line of business;

 xi.         take any action that, or fail to take any action the failure of which to be taken, could reasonably be expected to prevent or materially delay the consummation of the transactions contemplated in this Agreement and the Transaction Documents; or

xii.         take, offer, propose or authorize any of, or commit or agree to take any of, the foregoing.

6.13    Efforts.  Each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary to consummate and make effective as promptly as practicable the transactions contemplated hereby and under the other Transaction Documents and to cooperate with the other parties in connection with the foregoing. Without limiting the generality of the foregoing, the Company shall use its reasonable best efforts to (i) obtain any required approvals or consents as promptly as practicable, (ii) to lift or rescind as promptly as practicable any injunction or restraining order or other order adversely affecting the ability of the parties hereto to consummate the transactions contemplated hereby, (iii) to effect all necessary registrations and filings, if any, and (iv) to fulfill all of the conditions to the obligations of the parties to consummate the transactions contemplated by this Agreement set forth in Article VIII. Without limiting the generality of the foregoing, Buyer shall use its reasonable best efforts to fulfill all of the conditions to the obligations of the parties to consummate the transactions contemplated by this Agreement set forth in Sections 7.1 and 7.4.

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ARTICLE VII

CONDITIONS PRECEDENT TO THE COMPANY’S OBLIGATIONS TO SELL

The obligation of the Company hereunder to issue and to sell the Securities to Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

7.1      Buyer’s Execution of Transaction Documents.   Buyer shall have executed the Transaction Documents that require Buyer’s execution, and delivered such Transaction Documents to the Company.

7.2      NYSE MKT Approval of the Listing of the Common Shares, the Conversion Shares, the Cohen Shares and the Cohen Conversion Shares.    Pursuant to the Listing Application, the Common Shares, the Conversion Shares, the Cohen Shares and the Cohen Conversion Shares shall have been approved for listing on the NYSE MKT by the NYSE MKT.

7.3      Company Stockholder Approval of Contemplated Transactions.   In connection with the Company Proxy Statement, the Company’s stockholders shall have approved the issuance of the Common Shares, the Conversion Shares, the Cohen Shares and the Cohen Conversion Shares.

7.4      Accuracy of Buyer’s Representations; Compliance with Covenants.     The representations and warranties of Buyer other than the Buyer Fundamental Representations shall be true and correct in all material respects (except to the extent that any of such representations and warranties are already qualified as to materiality in Article IV above, in which case, such representations and warranties shall be true and correct in all respects without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), the Buyer Fundamental Representations shall be true and correct in all respects (except for de minimis failures) and Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Buyer at or prior to the Closing Date.

ARTICLE VIII

CONDITIONS PRECEDENT TO BUYER’S OBLIGATIONS TO PURCHASE

The obligation of Buyer hereunder to purchase the Securities at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions (which conditions shall be deemed satisfied upon the occurrence of the Closing), provided that these conditions are for Buyer’s sole benefit and may be waived by Buyer at any time in its sole discretion:

8.1      Company Execution of the Transaction Documents.   The Company shall have executed and delivered the Transaction Documents that require the Company’s execution and delivered such Transaction Documents to Buyer and all such Transaction Documents shall have been fully executed by all other parties thereto (other than Buyer) and remain in full force and effect.

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8.2      NYSE MKT Approval of the Listing of the Common Shares, the Conversion Shares, the Cohen Shares and the Cohen Conversion Shares.    Pursuant to the Listing Application, the Common Shares, the Conversion Shares, the Cohen Shares and the Cohen Conversion Shares shall have been approved for listing on the NYSE MKT by the NYSE MKT.

8.3      Company Stockholder Approval of Contemplated Transactions.   In connection with the Company Proxy Statement, the Company’s stockholders shall have approved the issuance of the Common Shares, the Conversion Shares, the Cohen Shares and the Cohen Conversion Shares.

8.4      Composition of the Board of Directors.  The Board of Directors shall consist of Daniel G. Cohen, Jack DiMaio, Christopher Ricciardi, and five (5) of the Current Independent Directors. In addition, Jack DiMaio shall be Chairman of the Board of Directors, and Daniel G. Cohen shall be Vice-Chairman of the Board of Directors and President of the Company’s European operations, including the President of CCFL.

8.5      Employment Agreements.  The Cohen IFMI Employment Agreement shall have been amended and restated and the Cohen PrinceRidge Employment Agreement shall have been terminated, in each case, as provided in the Amended and Restated Cohen Employment Agreement, which shall be in full force and effect as of the Closing.

8.6      Cohen Purchase Agreement.   The Cohen Purchase Agreement shall remain in effect and, simultaneous with the Closing, Cohen Bros. shall purchase from the Company and the Company shall sell to Cohen Bros. (i) the Cohen Shares, for a purchase price of Two Dollars ($2.00) per share, representing an aggregate purchase price of One Million Six Hundred Thousand Dollars ($1,600,000); and (ii) the Cohen Note in the aggregate principal amount of Two Million Four Hundred Thousand Dollars ($2,400,000), pursuant to the Cohen Purchase Agreement.

8.7      Accuracy of Company’s Representations; Compliance with Covenants.   The representations and warranties of the Company other than the Company Fundamental Representations and the representations set forth in Section 5.13 (Tax Matters) shall be true and correct in all material respects (except to the extent that any of such representations and warranties are already qualified as to materiality in Article V above, in which case, such representations and warranties shall be true and correct in all respects without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, in which case they shall be true and correct in all material respects as of such specified date), the Company Fundamental Representations and the representations set forth in Section 5.13 (Tax Matters) shall be true and correct in all respects (except for de minimis failures) and, with respect to any matter disclosed to Buyer in writing in response to a representation set forth Article V, there shall have been no materially adverse developments that would reasonably be expected to result in a Material Adverse Effect in connection with any such matter. The Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

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8.8      Closing Certificates.  The Company shall have executed and delivered to Buyer a closing certificate in substance and form reasonably required by Buyer, which closing certificate shall include and attach as exhibits: (i) a true copy of a certificate of good standing evidencing the formation and good standing of the Company, from the State of Maryland Department of Assessments and Taxation, as of a date within thirty (30) days of the Closing Date; (ii) the Articles of Incorporation; (iii) the Bylaws; and (iv) copies of the resolutions of the of the Company, consistent with Section 5.2, as adopted by the Board of Directors in a form reasonably acceptable to Buyer, and a senior executive officer of the Company shall have executed and delivered to Buyer a closing certificate, dated as of the Closing Date, certifying to the effect that the conditions set forth in Section 8.7 have been satisfied.

8.9      Opinion.  Buyer shall have received from outside counsel to the Company, a written opinion dated as of the Closing Date that addresses (i) the due incorporation of the Company, (ii) the due authorization and valid issuance of the Common Shares and (iii) the due authorization, execution and delivery of this Agreement and the Transaction Documents and shall also have received a 10b-5 letter in form and substance reasonably satisfactory to Buyer.

8.10    Tax Benefits.  Since the date of this Agreement, (i) there shall have been no material change to any rules under Sections 382, 383 or 384 of the Code that adversely affect the application of Sections 382, 383 or 384 of the Code to any net operating losses, unrealized built-in losses or other tax attributes of the Company and any Affiliate (if relevant) that exist on or after the Closing Date; and (ii) an Ownership Change (as defined by Section 382(g) of the Code), in Buyer’s reasonable judgment, has not occurred and will not occur as a result of the transactions contemplated herein. The Shareholder Rights Plan shall be in effect and shall have been in continuous effect since the Effective Date, with the distribution of preferred stock purchase rights occurring promptly thereafter.

8.11    Articles Supplementary; Designation and Issuance of Series E Voting Non-Convertible Preferred Stock.  Articles supplementary to the Company’s Articles of Incorporation that provide for the designation of the Series E Voting Non-Convertible Preferred Stock shall have been filed with the State of Maryland Department of Assessments and Taxation and shall be effective. In accordance with the terms and provisions of the Exchange Agreement, any and all outstanding shares of Series D Voting Non-Convertible Preferred Stock shall have been exchanged into outstanding shares of Series E Voting Non-Convertible Preferred Stock, which series shall be perpetual, and all such shares of Series E Voting Non-Convertible Preferred Stock shall have been duly authorized, validly issued and shall be fully paid and nonassessable.

8.12    Amendment to IFMI LLC Agreement.  The LLC Agreement Amendment shall be effective.

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8.13    No Injunctions.  No provision of any applicable Law and no Judgment shall prohibit the Closing or shall prohibit or restrict Buyer or its Affiliates from owning, voting, converting or exercising any Securities or Conversion Shares in accordance with the terms thereof and no Proceeding shall have been commenced by a Governmental Authority seeking to effect any of the foregoing.

ARTICLE IX

INDEMNIFICATION

9.1      Company’s Obligation to Indemnify.  The Company hereby agrees to defend, indemnify and hold harmless Buyer and Buyer’s Affiliates and subsidiaries, and its respective directors, officers, partners, employees, agents and representatives, and any Person who controls Buyer, and the successors and assigns of each of the foregoing (collectively, the “Buyer Indemnified Parties”), to the fullest extent lawful, from and against any and all Claims made, brought or asserted against the Buyer Indemnified Parties, or any one of them, and the Company hereby agrees to pay or reimburse the Buyer Indemnified Parties for any and all amounts arising out of Claims payable by any of the Buyer Indemnified Parties to any Person, as well as reasonable attorneys’ and paralegals’ fees and expenses, court costs, settlement amounts, costs of investigation and other similar costs, as a result of, or arising out of, or relating to: (i) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby; or (ii) any breach of any covenant, agreement or Obligation of the Company contained in this Agreement, the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Claims covered hereby, which is permissible under applicable Law. The Company will not be liable to Buyer under this indemnity: (x) for any settlement by Buyer in connection with any Claim effected without the Company’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed; or (y) to the extent that a Claim is attributable to Buyer’s breach of any of the representations, warranties, covenants or agreements made by Buyer in this Agreement, the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby. Notwithstanding anything to the contrary contained in this Section 9.1 or anywhere else in this Agreement or in the Transaction Documents, the aggregate amount of indemnification which may be sought, claimed and/or recovered by the Buyer Indemnified Parties (collectively) from the Company pursuant to this Section 9.1 relating to a breach of a representation or warranty by the Company (other than a breach of the Company Fundamental Representations, excluding the representation and warranty of the Company set forth in clause (ii) of Section 5.5) shall not, under any circumstances, exceed Ten Million Dollars ($10,000,000).

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9.2      Buyer’s Obligation to Indemnify.  Buyer agrees to defend, indemnify and hold harmless the Company and each of the Company’s Affiliates and Subsidiaries, and their respective directors, officers, partners, employees, agents and representatives, and the successors and assigns of each of the foregoing (collectively, the “Company Indemnified Parties”), to the fullest extent lawful, from and against any and all Claims made, brought or asserted against the Company Indemnified Parties, or any one of them, and Buyer hereby agrees to pay or reimburse the Company Indemnified Parties for any and all amounts arising out of Claims payable by any of the Company Indemnified Parties to any Person, as well as reasonable attorneys’ and paralegals’ fees and expenses, court costs, settlement amounts, costs of investigation and other similar costs, as a result of, or arising out of, or relating to: (i) any misrepresentation or breach of any representation or warranty made by Buyer in this Agreement, the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (ii) any breach of any covenant, agreement or Obligation of Buyer contained in this Agreement, the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby. To the extent that the foregoing undertaking by Buyer may be unenforceable for any reason, Buyer shall make the maximum contribution to the payment and satisfaction of each of the Claims covered hereby, which is permissible under applicable Law. Buyer will not be liable to the Company under this indemnity: (x) for any settlement by the Company in connection with any Claim effected without Buyer’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed; or (y) to the extent that a Claim is attributable to the Company’s breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement, the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby. Notwithstanding anything to the contrary contained in this Section 9.2 or anywhere else in this Agreement or in the Transaction Documents, the aggregate amount of indemnification which may be sought, claimed and/or recovered by the Company Indemnified Parties (collectively) from Buyer pursuant to this Section 9.2 relating to a breach of representation or warranty made by Buyer (other than a breach of the Buyer Fundamental Representations) shall not, under any circumstances, exceed Three Hundred Thousand Dollars ($300,000).

ARTICLE X

TERMINATION

10.1    Termination Events.  This Agreement may be terminated at any time prior to the Closing:

(a)     by the written consent of the Company and Buyer.

(b)     by Buyer with written notice to the Company if:

 i.     a material breach of this Agreement has been committed by the Company and such material breach has not been (i) waived in writing by Buyer, or (ii) cured by the Company to the reasonable satisfaction of Buyer within fifteen (15) days following the Company’s receipt of written notice of such material breach from Buyer; or

ii.     the Closing shall not have occurred on or before September 30, 2013 (the “Transaction Deadline”), unless such failure shall be due to the failure of Buyer to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by Buyer prior to the Closing.

(c)      by the Company with written notice to Buyer if:

i.     a material breach of this Agreement has been committed by Buyer and such material breach has not been (i) waived in writing by the Company, or (ii) cured by Buyer to the reasonable satisfaction of the Company within fifteen (15) days following Buyer’s receipt of written notice of such material breach from the Company; or

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ii.     the Closing shall not have occurred on or before the Transaction Deadline, unless such failure shall be due to the failure of the Company to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by the Company prior to the Closing.

(d)      by Buyer or the Company in the event that there shall be (i) any Law that makes the consummation of the transactions contemplated by this Agreement illegal or otherwise prohibited, or (ii) any Judgment restraining, enjoining or prohibiting any of the transactions contemplated by this Agreement and such Judgment shall have become final and non-appealable.

(e)      (i) by Buyer, if any of the conditions to Closing set forth in Sections 8.1, 8.2, 8.3, 8.4, 8.5, 8.6, 8.11, or 8.12 are not capable of being satisfied on or before the Transaction Deadline, provided, in each case, that Buyer is not the reason that such condition is not capable of being satisfied, or (ii) by Buyer, if any of the conditions to Closing set forth in Sections 8.10 or 8.13 are not capable of being satisfied on or before the Transaction Deadline, provided, in each case, that Buyer is not the reason that such condition is not capable of being satisfied.

(f)      (i) by the Company, if any of the conditions to Closing set forth in Article VII (other than Sections 7.2 , 7.3 and 7.4) are not capable of being satisfied on or before the Transaction Deadline, or (ii) by the Company, if any of the conditions to Closing set forth in Sections 7.2 and 7.3 are not capable of being satisfied on or before the Transaction Deadline, provided, in each case, that the Company is not the reason that such condition is not capable of being satisfied.

10.2    Effect of Termination.  If this Agreement is terminated pursuant to this Article X, then all further obligations of the parties under or pursuant to this Agreement and under or pursuant to the Transaction Documents (other than Section 6.4, if applicable) shall terminate without further liability of any party to the other parties; provided that nothing herein shall relieve any party from liability for willful breach of this Agreement of breach of this Agreement prior to any termination thereof.

ARTICLE XI

MISCELLANEOUS

11.1    Interpretation.  In this Agreement, unless the express context otherwise requires: (i) the words “herein,” “hereof” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (ii) references to the words “Article” or “Section” refer to the respective Articles and Sections of this Agreement, and references to “Exhibit” or “Schedule” refer to the respective Exhibits and Schedules annexed hereto; (iii) references to a “party” mean a party to this Agreement and include references to such party’s permitted successors and permitted assigns; (iv) references to a “third party” mean a Person not a party to this Agreement; (v) the terms “dollars” and “$” mean U.S. dollars; (vi) wherever the word “include,” “includes” or “including” is used in this Agreement, it will be deemed to be followed by the words “without limitation.”

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11.2    Notices.  All notices of request, demand and other communications hereunder shall be addressed to the parties as follows:

If to the Company:	Institutional Financial Markets, Inc. Cira Centre 2929 Arch Street, 17th Floor Philadelphia, Pennsylvania 19104 Attn: Joseph W. Pooler, Jr. Facsimile: (215) 701-8280 E-mail: jpooler@ifmi.com and to:
Institutional Financial Markets, Inc. 1633 Broadway, 28th Floor New York, New York 10019 Attn: Rachael Fink Facsimile: (866) 543-2907 E-mail: rfink@ifmi.com
With a copy to:	Duane Morris LLP 430 South 17th Street Philadelphia, Pennsylvania 19103 Attn: Darrick M. Mix Facsimile: (215) 239-4958 Email: dmix@duanemorris.com
If to Buyer:

Mead Park Capital Partners LLC

c/o Mead Park Holdings LP

126 East 56th Street, 19th Floor

New York, New York 10022

Attn: Christopher Ricciardi

Facsimile: (212) 432-4770

Email: cricciardi@meadpark.com

and to:

Mead Park Capital Partners LLC

c/o Mead Park Holdings LP

126 East 56th Street, 19th Floor

New York, New York 10022

Attn: Dennis J. Crilly

Facsimile: (212) 432-4770

Email: dcrilly@meadpark.com

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With a copy to:	Sullivan & Cromwell LLP 125 Broad Street New York, New York 10022 Attn: Mitchell Eitel Facsimile: (212) 558-3588 Email: eitelm@sullcrom.com
If to Mead Park:	Mead Park Holdings LP 126 East 56th Street, 19th Floor New York, NY 10022 Attn: Dennis Crilly Facsimile: (212) 432-4770 Email: dcrilly@meadpark.com
With a copy to:	Sullivan & Cromwell LLP 125 Broad Street New York, New York 10022 Attn: Mitchell Eitel Facsimile: (212) 558-3588 Email: eitelm@sullcrom.com unless the address is changed by the party by like notice given to the other parties. Notice shall be in writing and shall be deemed delivered: (i) if mailed by certified mail, return receipt requested, postage prepaid and properly addressed to the address above, then three (3) business days after deposit of same in a regularly maintained U.S. Mail receptacle; or (ii) if mailed by Federal Express (FedEx), the United Parcel Service (UPS), or another nationally recognized overnight courier service, next business morning delivery, then one (1) business day after deposit of same in a regularly maintained receptacle of such overnight courier; or (iii) if hand delivered, then upon hand delivery thereof to the address indicated on or prior to 5:00 p.m., New York City time, on a business day. Any notice hand delivered after 5:00 p.m. New York City time, shall be deemed delivered on the following business day. Notwithstanding the foregoing, notices, consents, waivers or other communications referred to in this Agreement may be sent by facsimile, e-mail, or other method of delivery, but shall be deemed to have been delivered only when the sending party has confirmed (by reply e-mail or some other form of written confirmation from the receiving party) that the notice has been received by the other party.

11.3    Entire Agreement.  This Agreement and (i) the Exhibits and Schedules attached hereto, (ii) the documents delivered pursuant hereto, including the Transaction Documents, (iii) the Confidentiality Agreement, and (iv) the Exclusivity Agreement, collectively, set forth all the promises, covenants, agreements, conditions and understandings between the parties hereto with respect to the subject matter hereof and thereof, and supersede all prior and contemporaneous agreements, understandings, inducements or conditions, expressed or implied, oral or written.

11.4    Assignment.  No party hereto may sell or assign this Agreement or any of the Transaction Documents, or any portion thereof or any rights thereunder, either voluntarily or by operation of law, nor delegate any of their respective duties or obligations hereunder or thereunder, without the prior written consent of all of the other parties to this Agreement, except that Buyer shall be permitted to assign its rights or obligations hereunder to Mead Park and Buyer’s and Mead Park’s controlled Affiliates and Principals (any such transferee shall be included in the term “Buyer”); provided, that no such assignment shall relieve Buyer of any of its obligations under this Agreement.

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11.5    Binding Effect.  This Agreement shall be binding upon the parties hereto, their respective successors and permitted assigns.

11.6    Amendment.  The parties hereby irrevocably agree that no attempted amendment, modification, or change of this Agreement shall be valid and effective, unless the parties shall unanimously agree in writing to such amendment, modification or change.

11.7    No Waiver.  No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver of any provision of this Agreement shall be effective, unless it is in writing and signed by the party against whom it is asserted, and any such written waiver shall only be applicable to the specific instance to which it relates and shall not be deemed to be a continuing or future waiver.

11.8    Gender and Use of Singular and Plural.  All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the party or parties or their personal representatives, successors and assigns may require.

11.9    Execution.  This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Agreement, and the same shall become effective when counterparts have been signed by each party and each party has delivered its signed counterpart to the other party. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

11.10  Headings.   The article and section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of the Agreement.

11.11  Governing Law.   This Agreement shall be construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws that would result in the application of the laws of another jurisdiction. The parties further agree that any action between them shall be heard in New York City, New York, and expressly consent to the jurisdiction and venue of the state and federal courts sitting in New York City, New York, for the adjudication of any civil action asserted pursuant to this Agreement.

11.12  Further Assurances.   The parties hereto will execute and deliver such further instruments and do such further acts and things as may be reasonably required to carry out the intent and purposes of this Agreement and the other Transaction Documents.

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11.13  Survival.  The covenants and agreements made by the Company and Buyer herein shall survive for the duration of any statutes of limitations applicable thereto or until, by their respective terms, they are no longer operative. The representations and warranties made by the Company and Buyer herein shall survive for a period of eighteen (18) months following the Closing Date, provided, however, that the Company Fundamental Representations and Buyer Fundamental Representations shall survive for a period of three (3) years following the Closing Date. Notwithstanding the foregoing in this Section 11.13, the representations and warranties contained in Section 5.13 (Tax Matters) shall survive until the expiration of the statute of limitation applicable thereto.

11.14  Time is of the Essence.  The parties hereby agree that time is of the essence with respect to performance of each of the parties’ obligations under this Agreement. The parties agree that in the event that any date on which performance is to occur falls on a Saturday, Sunday or state or national holiday, then the time for such performance shall be extended until the next business day thereafter occurring.

11.15  Joint Preparation.  The preparation of this Agreement has been a joint effort of the parties and the resulting documents shall not, solely as a matter of judicial construction, be construed more severely against one of the parties than the other.

11.16  Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, then the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

11.17  No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that the provisions of Article IX are intended for the benefit of the Persons referred to in that Article.

11.18  WAIVER OF JURY TRIAL.   EACH OF BUYER AND THE COMPANY, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, IRREVOCABLY, THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR ANY OTHER AGREEMENT EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONJUNCTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH BUYER AND THE COMPANY ARE ADVERSE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BUYER TO PURCHASE THE SECURITIES.

[SIGNATURES ON THE FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be executed as of the date and year first set forth above.

COMPANY:

INSTITUTIONAL FINANCIAL MARKETS, INC.

By: /s/ Joseph W. Pooler, Jr.
Name:	Joseph W. Pooler, Jr.
Title:	Executive Vice President, Chief Financial Officer and Treasurer

BUYER:

MEAD PARK CAPITAL PARTNERS LLC

By: Mead Park Advisors LLC, its investment adviser

By: /s/ Christopher Ricciardi
Name:	Christopher Ricciardi
Title:	Authorized Officer

MEAD PARK, solely for purposes of Section 6.3:

MEAD PARK HOLDINGS, LP

By: /s/ Christopher Ricciardi
Name:	Christopher Ricciardi
Title:	Authorized Officer

[Signature page to Securities Purchase Agreement]

DISCLOSURE SCHEDULES AND EXHIBITS:

The Disclosure Schedules and the Exhibits to the MP Purchase Agreement are incorporated by reference to the corresponding documents filed with Institutional Financial Markets, Inc.’s Current Report on Form 8-K, filed with the U.S. Securities Exchange Commission on May 13, 2013.

ANNEX A-2

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”) is dated as of the 9th day of May, 2013 (the “Effective Date”), by and between Institutional Financial Markets, Inc., a Maryland corporation (the “Company”) and Cohen Bros. Financial, LLC, a Delaware limited liability company of which Daniel G. Cohen is the sole member (“Buyer”).

RECITALS:

WHEREAS, Buyer desires to purchase from the Company, and the Company desires to issue and to sell to Buyer, upon the terms and conditions set forth in this Agreement, (i) an aggregate of Eight Hundred Thousand (800,000) newly issued shares (each, a “Common Share” and, collectively, the “Common Shares”) of the Company’s common stock, $0.001 par value per share (“Common Stock”), for a purchase price of Two Dollars ($2.00) per Common Share, representing an aggregate purchase price of One Million Six Hundred Thousand Dollars ($1,600,000) (the “Common Stock Purchase Price”); and (ii) a convertible senior promissory note in the aggregate principal amount of Two Million Four Hundred Thousand Dollars ($2,400,000) (the “Note Purchase Price”), in substantially the form attached hereto as Exhibit A (the “Note”);

WHEREAS, the Company and Buyer are executing and delivering this Agreement in reliance upon an exemption from registration afforded by the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations promulgated thereunder by the U.S. Securities and Exchange Commission (the “SEC”);

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering the Registration Rights Agreement attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights to Buyer and to the Mead Park Buyer (as defined below) under the Securities Act and under applicable state securities Laws;

WHEREAS, the Company has approved the shareholder rights plan attached hereto as Exhibit C (the “Shareholder Rights Plan”) to reduce the risk of any limitation of net operating loss and net capital loss carryforwards and certain other tax benefits under Section 382 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder (the “Code”) and such plan is effective as of the Effective Date;

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company, Mead Park Capital Partners LLC (the “Mead Park Buyer”) and Mead Park Holdings, LP are entering into a securities purchase agreement, pursuant to which the Mead Park Buyer has agreed to purchase from the Company and the Company has agreed to sell to the Mead Park Buyer (i) One Million Nine Hundred Forty-Nine Thousand One Hundred Sixty-Seven (1,949,167) shares of Common Stock, for a purchase price of Two Dollars ($2.00) per share, representing an aggregate purchase price of Three Million Eight Hundred Ninety-Eight Thousand Three Hundred Thirty-Four Dollars ($3,898,334) (the “Mead Park Shares”); and (ii) a convertible senior promissory note (the “Mead Park Note”) in the aggregate principal amount of Five Million Eight Hundred Forty-Seven Thousand Five Hundred and One Dollars ($5,847,501), in the form attached hereto as Exhibit D (the “Mead Park Purchase Agreement”);

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company and Buyer are entering into an exchange agreement providing for the exchange of all of the Institutional Financial Markets, Inc. Series D Voting Non-Convertible Preferred Stock indirectly owned by Buyer for newly issued shares of Institutional Financial Markets, Inc. Series E Voting Non-Convertible Preferred Stock, in the form attached hereto as Exhibit E (the “Exchange Agreement”);

WHEREAS, contemporaneously with the execution and delivery of this Agreement, Daniel G. Cohen and the Company are entering into an amended and restated employment agreement, which is amending and restating the Cohen IFMI Employment Agreement and terminating the Cohen PrinceRidge Employment Agreement (each as defined below), in the form attached hereto as Exhibit F (the “Amended and Restated Cohen Employment Agreement”);

WHEREAS, on or prior to the Effective Date, each member of IFMI, LLC and the board of managers of IFMI, LLC shall have approved, pursuant to written consents provided to Buyer, the amendment to the IFMI LLC Agreement (as defined below) attached hereto as Exhibit G (“LLC Agreement Amendment”); and

WHEREAS, on or prior to the Effective Date, the Company and the Voting Agreement Signatories (as defined below), have entered into and delivered to the Mead Park Buyer voting agreements, each attached hereto as Exhibit H (collectively, the “Voting Agreements”).

NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter expressed and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, each intending to be legally bound, agree as follows:

ARTICLE I

RECITALS, EXHIBITS, SCHEDULES

The foregoing Recitals are true and correct and, such Recitals, together with the Schedules and Exhibits referred to therein and referred to hereafter, are hereby incorporated into this Agreement by this reference.

ARTICLE II

DEFINITIONS

Capitalized terms used in this Agreement but otherwise not defined herein shall have the following meanings:

2.1      “Affiliate” means, with respect to a Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person at any time during the period for which the determination of affiliation is being made. For purposes of this definition, the terms “control,” “controlling,” “controlled” and words of similar import, when used in this context, mean, with respect to any Person, the possession, directly or indirectly, of the power to direct, or cause the direction of, management policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

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2.2      “Assets” means all of the properties and assets of the Company or of the Subsidiaries, whether real, personal or mixed, tangible or intangible, wherever located, whether now owned or hereafter acquired.

2.3      “Board of Directors” means the Board of Directors of the Company.

2.4      “Buyer Fundamental Representations” means, collectively, the representations and warranties of Buyer contained in Sections 4.1 (Organization; Authority), 4.3 (Investment Purpose), 4.4 (Accredited Buyer Status; Experience of Buyer) and 4.9 (Brokers and Finders).

2.5      “CCFL” means Cohen & Company Financial Limited (formerly known as EuroDekania Management LTD) a wholly-owned Subsidiary organized under the laws of the United Kingdom.

2.6      “Claims” means any threatened or actual Proceeding, Judgment, settlement, and/or assessment of any nature or kind.

2.7      “Cohen IFMI Employment Agreement” means the Employment Agreement, dated February 18, 2010, by and among the Company, IFMI, LLC, and Daniel G. Cohen, as amended by Amendment No. 1, dated December 18, 2012.

2.8      “Cohen PrinceRidge Employment Agreement”  means the Executive Agreement, dated May 31, 2011, by and among PrinceRidge, the Company, IFMI, LLC and Daniel G. Cohen and, solely for purposes of Sections 5.5 and 5.6 thereof, C&Co/PrinceRidge Partners LLC (formerly known as PrinceRidge Partners LLC).

2.9      “Company Fundamental Representations”    means, collectively, the representations and warranties of the Company contained in Sections 5.1 (Organization and Qualification), 5.2 (Authorization; Enforcement; Validity), 5.3 (Capitalization), 5.5 (No Conflicts; Consents and Approvals), 5.6 (Issuance of Securities), 5.8 (Absence of Certain Changes), 5.11 (Compliance with Laws), 5.15 (Acknowledgement Regarding Buyer’s Purchase of the Securities) and 5.16 (Brokerage Fees).

2.10      “Consent” means any consent, approval, order or authorization of, or any declaration, qualification, filing or registration with, or any application or report to, or any waiver by, or any other action (whether similar or dissimilar to any of the foregoing) of, by or with, any Person, which is necessary in order to take a specified action or actions, in a specified manner and/or to achieve a specific result.

2.11      “Contract” means any written or oral contract, agreement, order or commitment of any nature whatsoever, including any sales order, purchase order, lease, sublease, license agreement, services agreement, loan agreement, mortgage, security agreement, guarantee, management contract, employment agreement, consulting agreement, partnership agreement, stockholders agreement, buy-sell agreement, option, warrant, debenture, subscription, call or put.

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2.12    “Conversion Shares”  means the shares of Common Stock issuable upon conversion of the Note.

2.13    “Convertible IFMI LLC Units”  means units of membership interest in IFMI, LLC that are redeemable for shares of Common Stock or cash, at the option of the Company, pursuant to the IFMI LLC Agreement (other than any units of membership interest held by the Company).

2.14    “Current Independent Directors” means the members of the Board of Directors as of the Effective Date who are considered to be independent directors (as determined in accordance with Section 803 of the NYSE MKT’s Company Guide).

2.15    “Director” means a member of the Board of Directors.

2.16    “DRS” means the Direct Registration System maintained by the transfer agent for the Common Stock.

2.17    “Encumbrance” means any lien, security interest, pledge, mortgage, easement, leasehold, assessment, tax, covenant, reservation, conditional sale, prior assignment, or any other encumbrance, claim, burden or charge of any nature whatsoever.

2.18    “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2.19    “Family Group” means, with respect to any Person, such Person, such Person’s sole member, and such Person’s or such sole member’s spouse, parent, sibling and descendants (whether natural or adopted) and any estate, trust, family limited partnership, limited liability company or other entity wholly owned, directly or indirectly, by such Person or such sole member or such Person’s or sole member’s spouse, parent, sibling and/or descendant that is and remains solely for the benefit of such Person, such sole member and/or such Person’s or such sole member’s spouse, parent, sibling and/or descendants and any self-directed retirement plan for such individual.

2.20    “GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time.

2.21    “Governmental Authority”  means any foreign, federal, state or local government, or any political subdivision thereof, or any court, agency or other body, organization, group, stock market or exchange exercising any executive, legislative, judicial, quasi-judicial, regulatory or administrative function of government.

2.22    “IFMI, LLC” means IFMI, LLC, a Delaware limited liability company and a majority owned Subsidiary.

2.23    “IFMI LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of IFMI, LLC, dated as of December 16, 2009 by and among the Company and the Members (as defined therein) that are signatories thereto, as amended.

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2.24    “Judgment” means any order, ruling, writ, injunction, fine, citation, award, decree, or any other judgment of any nature whatsoever of any Governmental Authority.

2.25    “Knowledge of the Company” or words to that effect means the actual knowledge of any of the following Persons: Joseph W. Pooler, Jr., Douglas Listman, Rachael Fink, Stephan Burklin and James J. McEntee, III; provided, that for purposes of this definition such Persons shall be deemed to have actual knowledge of facts that would be reasonably expected to come to the attention of such Person in performing his or her duties in accordance with the Company’s or any relevant Subsidiary’s ordinary management practices.

2.26    “Law” means any provision of any law, statute, ordinance, code, constitution, charter, treaty, rule or regulation of any Governmental Authority.

2.27    “Material Adverse Effect”  means any circumstance, event, change, development, effect or occurrence that, individually or in the aggregate, (i) is or would reasonably be expected to be materially adverse to the Company’s financial position, results of operations, business, condition (financial or otherwise) or Assets of the Company and its Subsidiaries, taken as a whole or (ii) would materially impair the ability of the Company to perform its obligations under this Agreement or otherwise materially threaten or materially impede the consummations of the transactions contemplated herein; provided, however, that in the case of clause (i) only, any circumstance, event, change, development, effect or occurrence that results from any of the following shall be disregarded in determining whether there has been or would be a “Material Adverse Effect” on the Company (except to the extent that such circumstance, event, change, development, effect or occurrence has a disproportionate adverse effect on the Company and the Subsidiaries relative to other companies engaged in a similar business as the Company): (A) changes, after the Effective Date, in GAAP; (B) changes, after the Effective Date, in Laws or interpretations thereof applicable to the Company or the Subsidiaries by any Governmental Authority; (C) general changes in the national or world economy or securities markets generally; (D) changes in the price or trading volume of the Common Stock on the Trading Market (but not the underlying causes of such changes); or (E) the outbreak or escalation of war or hostilities, any occurrence or threats of terrorist acts or any armed hostilities associated therewith or any national or international calamity, disaster or emergency or escalation thereof.

2.28    “Mead Park Conversion Shares” means the shares of Common Stock into which the Mead Park Note may be converted.

2.29    “Meeting” means any meeting of the stockholders of the Company at which the election of Directors is to be voted upon, however called (and including any postponement or adjournment of any such meeting) and any written consent of the stockholders of the Company with respect to the election of Directors.

2.30    “Obligation” means any debt, liability or obligation of any nature whatsoever, whether secured, unsecured, recourse, nonrecourse, liquidated, unliquidated, accrued, absolute, fixed, contingent, ascertained, unascertained, known, unknown or obligations under executory Contracts.

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2.31    “Permit” means any license, permit, approval, waiver, order or authorization granted, issued or approved by any Governmental Authority.

2.32    “Person” means any individual, sole proprietorship, joint venture, partnership, company, corporation, association, cooperation, trust, estate, Governmental Authority, or any other entity of any nature whatsoever.

2.33    “PrinceRidge” means C&Co/PrinceRidge Holdings LP (formerly known as PrinceRidge Holdings LP), an indirect Subsidiary.

2.34    “Principal” of any Person means, at the time of determination, each principal, partner or member of such Person, any spouse or child of each principal, partner or member, and any trust for the benefit of each principal, partner or member or each such principal’s, partner’s or member’s spouse or lineal descendants.

2.35    “Proceeding” means any demand, claim, suit, action, litigation, investigation, audit, study, arbitration, administrative hearing, or any other proceeding of any nature whatsoever.

2.36    “Sandler O’Neill” means Sandler O’Neill & Partners, L.P., the independent financial advisor to the Special Committee.

2.37    “Securities” means, together, the Common Shares and the Note.

2.38    “Shell Company” means an issuer that meets the description of a shell company as defined under Rule 144.

2.39    “Significant Subsidiary” means each of the significant subsidiaries (as such term is defined in Rule 1-02(w) of Regulation S-X) of the Company, as set forth in the Company’s SEC Documents.

2.40    “Special Committee” means the special committee of independent directors of the Board of Directors formed in connection with the transactions contemplated by this Agreement and the Transaction Documents.

2.41    “Subsidiary” means each subsidiary of the Company.

2.42    “Tax” means (i) any foreign, federal, state or local income, profits, gross receipts, franchise, sales, use, occupancy, general property, real property, personal property, intangible property, transfer, excise, accumulated earnings, unemployment compensation, social security, withholding taxes, payroll taxes, or any other tax of any nature whatsoever, (ii) any foreign, federal, state or local organization fee, qualification fee, annual report fee, filing fee, occupation fee, or assessment, or (iii) any deficiency, interest or penalty imposed with respect to any of the foregoing.

2.43    “Tax Return” means any tax return, filing, declaration, information statement or other form or document required to be filed in connection with or with respect to any Tax.

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2.44    “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board (or any successors to any of the foregoing).

2.45    “Transaction Documents” means (i) any documents or instruments to be executed by the Company, Buyer, Mead Park Holdings, LP, the Mead Park Buyer, and IFMI, LLC in connection with this Agreement, including the Note, and the Registration Rights Agreement; and (ii) the Voting Agreements, together, in each case, with all modifications, amendments, extensions, future advances, renewals, and substitutions thereof and thereto.

2.46    “Voting Agreement Signatories” means, collectively, Daniel G. Cohen, Christopher Ricciardi, Stephanie Ricciardi, The Ricciardi Family Foundation, James J. McEntee, III, Joseph W. Pooler, Jr., Doug Listman, Rachael Fink, Walter Beach, Rodney E. Bennett, Thomas P. Costello, G. Steven Dawson, Joseph M. Donovan, Jack Haraburda, Lance Ullom, Charles W. Wolcott and Neil S. Subin.

In addition, the following terms shall have the respective meanings ascribed to them in the corresponding Sections:

Term	Section
2013 Annual Meeting of Stockholders	Section 6.7
8-K Filing	Section 6.5
Agreement	Preamble
Amended and Restated Cohen Employment Agreement	Recitals
Articles of Incorporation	Section 5.1
Benefit Plan	Section 5.18
Buyer	Preamble
Buyer Indemnified Parties	Section 9.1
Bylaws	Section 5.1
Closing	Section 3.2
Closing Date	Section 3.2
Code	Recitals
Common Share(s)	Recitals
Common Stock	Recitals
Common Stock Purchase Price	Recitals
Company	Preamble
Company Indemnified Parties	Section 9.2
Company Proxy Statement	Section 6.7
Effective Date	Preamble
Employees	Section 5.18
ERISA	Section 5.18
ERISA Plans	Section 5.18
Exchange Agreement	Recitals
Investment Company Act	Section 5.17
Financial Statements	Section 5.7

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Term	Section
LLC Agreement Amendment	Recitals
Listing Application	Section 6.6
Mead Park Buyer	Preamble
Mead Park Note	Recitals
Mead Park Purchase Agreement	Recitals
Mead Park Shares	Recitals
Minority Board Representative	Section 6.8(a)
New Security	Section 6.9(a)
Note	Recitals
Note Purchase Price	Recitals
Pension Plan	Section 5.18
Registration Rights Agreement	Recitals
Rule 144	Section 5.21
Rule 144 Certificate	Section 6.2(b)ii
SEC	Recitals
SEC Documents	Section 5.7
Securities Act	Recitals
Securities Being Sold	Section 6.2(b)ii
Share Reserve	Section 6.4
Shareholder Rights Plan	Recitals
Stockholder Proposal	Section 6.7
Transaction Deadline	Section 10.1(b)ii
Voting Agreements	Recitals

ARTICLE III

PURCHASE AND SALE OF SECURITIES

3.1      Purchase and Sale of Securities.  Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, on the Closing Date, (i) Buyer agrees to purchase the Securities; and (ii) the Company agrees to sell and to issue to Buyer the Securities for the aggregate amount of the Common Stock Purchase Price and the Note Purchase Price.

3.2      Closing.    The closing (the “Closing”) of the transactions contemplated hereby will occur at the offices of Duane Morris LLP, 30 South 17th Street, Philadelphia, Pennsylvania, commencing at 9:00 a.m. local time on the second (2nd) business day after the satisfaction or waiver of all conditions in Article VII and Article VIII (other than conditions with respect to actions that the respective parties hereto will take at the Closing), or at such other location and on such other date as the parties mutually determine (the “Closing Date”).

3.3      Form of Payment; Delivery of Securities.  Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, on the Closing Date, (i) Buyer shall deliver to the Company the Common Stock Purchase Price and the Note Purchase Price, in the form of wire transfers of immediately available U.S. funds; and (ii) the Company shall deliver to Buyer the Securities, duly executed on behalf of the Company, together with any other documents required to be delivered pursuant to this Agreement.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer represents and warrants to the Company that:

4.1      Organization; Authority. Buyer is duly organized, validly existing under the laws of the jurisdiction of its organization with the requisite limited liability company power and authority to enter into and to consummate the transactions contemplated by this Agreement and by each of the Transaction Documents to which Buyer is a party and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by Buyer of this Agreement and of each of the Transaction Documents to which Buyer is a party have been duly authorized by all necessary limited liability company action, on the part of Buyer. Each of this Agreement and the Transaction Documents to which Buyer is a party has been (or upon delivery will have been) duly executed by Buyer, and, when delivered by Buyer in accordance with the terms hereof and thereof, will constitute the valid and legally binding obligation of Buyer, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

4.2      No Conflicts.    The execution, delivery and performance by Buyer of this Agreement and the Transaction Documents to which Buyer is a party and the consummation by Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of Buyer, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any Contract, indenture or instrument to which Buyer is a party, or (iii) result in a violation of any Law, rule, regulation, order, judgment or decree (including federal and state securities Laws) applicable to Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Buyer to perform its obligations hereunder.

4.3      Investment Purpose.  Buyer understands that the Securities are not, and the Conversion Shares will not be, registered under the Securities Act or any applicable state securities Laws (subject to the Registration Rights Agreement). Buyer is acquiring the Securities and, upon exercise of the Note (if applicable), will acquire the Conversion Shares issuable upon exercise thereof, as principal for its own account for investment only and not with a view to or for the purpose of distributing or reselling such Securities or Conversion Shares (if applicable) or any part thereof in violation of the Securities Act or any applicable state securities Laws. Buyer does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Securities or the Conversion Shares (if applicable) (or any securities which are derivatives thereof) to or through any person or entity; Buyer is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer.

4.4      Accredited Buyer Status; Experience of Buyer. At the time Buyer was offered the Securities, it was, on each date on which it acquires Securities it will be, and on each date on which it exercises the Note (if applicable) it will be, an “accredited investor” as defined in Rule 501(a) under the Securities Act. Buyer, either alone or together with its representatives (if any), has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Buyer acknowledges that it can bear the economic risk and complete loss of its investment in the Securities.

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4.5      Residency. Buyer has its principal place of business in the State of New York.

4.6      Reliance on Exemptions. Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities Laws and that the Company is relying upon the truth and accuracy of, and Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of Buyer to acquire the Securities.

4.7      Information.    Buyer and its advisors have been furnished with all materials relating to the business, finances and operations of the Company and information Buyer deemed material to making an informed investment decision regarding its purchase of the Securities, which have been requested by Buyer. Buyer and its advisors have been afforded with the opportunity to ask questions of the Company and its management. Buyer has sought such accounting, legal, tax and other professional advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

4.8      Restrictions on Transferability.  Buyer understands that because the Securities have not have been registered under the Securities Act, Buyer cannot dispose of any or all of the Securities unless such Securities are subsequently registered under the Securities Act or exemptions from registration are available. Buyer acknowledges and understands that, except as provided in the Registration Rights Agreement, it has no registration rights. By reason of these restrictions, Buyer understands that it may be required to hold the Securities for an indefinite period of time. Buyer understands that each certificate or other instrument representing the Securities and the Conversion Shares will bear appropriate legends reflecting the foregoing as well as state “blue sky” legends. In addition, appropriate transfer restrictions will be affixed to any notation in the DRS for any Securities or Conversion Shares.

4.9      Brokers and Finders.    Buyer has not employed any Person, or incurred any liability, for any financial advisory, brokerage or finder’s fee or commission, and no broker or finder has acted directly or indirectly for Buyer, in connection with the transactions contemplated by this Agreement and the Transactions Documents.

4.10    Independent Investment Decision.  Buyer has evaluated, independently of the Company, the merits of its decision to purchase the Securities pursuant to this Agreement and the Transaction Documents. Buyer understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Buyer in connection with the purchase of the Securities constitutes legal, tax or investment advice.

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ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth and disclosed in the disclosure schedule attached to this Agreement and made a part hereof or as set forth in the SEC Documents (excluding any risk factor disclosures contained in such documents under the heading “Risk Factors” and any disclosure of risks included in any “forward-looking statements” disclaimer or other statements, in each case, that are predictive or forward-looking in nature), the Company hereby makes the following representations and warranties to Buyer:

5.1      Organization and Qualification.  The Company is an entity duly incorporated, validly existing and in good standing under the laws of the State of Maryland, with the requisite power and authority to own or lease and use its properties and Assets and to carry on its business as currently conducted and as currently proposed to be conducted. The Company is not in violation of any of the provisions of the Articles of Incorporation or the Bylaws. The Company is duly qualified to conduct business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and no Proceeding has been instituted, is pending, or, to the Knowledge of the Company, is threatened in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification. The Company has furnished or made available to Buyer true, complete and correct copies of: (A) the Company’s Articles of Incorporation, as amended and as in effect on the Effective Date (the “Articles of Incorporation”); and (B) the Company’s Bylaws, as in effect on the Effective Date (the “Bylaws”).

5.2      Authorization; Enforcement; Validity.  The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by the Company of this Agreement and of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby (including, but not limited to, the issuance, sale and delivery of the Securities and the reservation for issuance and the subsequent issuance of the Conversion Shares upon exercise of the Note) have been duly authorized by all necessary corporate action on the part of the Company, and, other than the approval by the Company’s stockholders of the Stockholder Proposal, no further corporate action is required by the Company, the Board of Directors or its stockholders in connection herewith and therewith. Each of this Agreement and the Transaction Documents to which the Company is a party has been (or upon delivery will have been) duly and validly executed by the Company and is, or when delivered in accordance with the terms hereof will constitute, the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application. The Board of Directors has resolved that the transactions contemplated by this Agreement and the Transaction Documents are in the best interests of stockholders of the Company.

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5.3      Capitalization.  The authorized capital stock of the Company consists of: (a) 100,000,000 shares of Common Stock, of which 12,237,104 shares of Common Stock are issued and outstanding as of the Effective Date; (b) 10,000,000 shares of Preferred Stock, par value $0.001 per share, all of which are designated as Series C Junior Participating Preferred Stock, none of which are issued or outstanding as of the Effective Date; and (c) 50,000,000 shares of Preferred Stock, par value $0.001 per share, of which 4,983,557 shares are designated as Series E Voting Non-Convertible Preferred Stock, all of which are issued and outstanding as of the Effective Date. All outstanding shares of Common Stock and Series E Voting Non-Convertible Preferred Stock have been duly authorized, validly issued and are fully paid and nonassessable. The Common Stock is currently quoted on the NYSE MKT under the trading symbol “IFMI,” and the Company has maintained all requirements on its part for the continuation of such quotation. No shares of Common Stock are subject to preemptive rights or any other similar rights. Except as contemplated hereby and as set forth on Schedule 5.3 hereto, as of the Effective Date: (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company, or Contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company, or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company; (ii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other Contracts or instruments evidencing indebtedness of the Company, or by which the Company is or may become bound; (iii) there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act (except pursuant to the Registration Rights Agreement); (iv) there are no financing statements securing any obligations of the Company; (v) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by this Agreement or any related agreement or the consummation of the transactions described herein or therein; and (vi) there are no outstanding securities or instruments of the Company which contain any redemption or similar provisions, and there are no Contracts by which the Company is or may become bound to redeem a security of the Company. Schedule 5.3 attached hereto contains a pro forma beneficial ownership table for the Company giving effect to the transactions contemplated by this Agreement and the other Transaction Documents.

5.4      Subsidiaries.  Except as set forth on Schedule 5.4 hereto, the Company has no other Subsidiaries and all shares of the outstanding capital stock of each Subsidiary are owned directly or indirectly by the Company. All of such shares so owned by the Company are duly authorized, validly issued and are fully paid and nonassessable, and are owned by it free and clear of any Encumbrance with respect thereto. Each Significant Subsidiary is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and has the requisite power and authority to own or lease and use its properties and Assets and to carry on its business as currently conducted and as currently proposed to be conducted, in each case except as would not reasonably be expected to have a Material Adverse Effect on the Company. Except as set forth on Schedule 5.4 hereto, the Company does not own beneficially, directly or indirectly, more than five percent (5%) of any class of equity securities or similar interests of any organization, and is not, directly or indirectly, a partner in any partnership or party to any joint venture. Except as set forth on Schedule 5.4 hereto, no equity security of any Subsidiary is or may be required to be issued by reason of any option, warrant, scrip, right to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of such Subsidiary, and there are no Contracts, commitments, understandings or arrangements by which any Subsidiary is or may become bound to issue additional shares of its capital stock, or any option, warrant, scrip, right to subscribe to, call or commitment of any character whatsoever relating to, or securities or rights convertible into, any shares of its capital stock.

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5.5      No Conflicts; Consents and Approvals.  The execution, delivery and performance of this Agreement and the Transaction Documents, and the consummation of the transactions contemplated hereby and thereby, including the issuance, sale and delivery of any of the Securities and the Conversion Shares, and compliance by the Company with any provisions of the Transaction Documents will not: (i) constitute or result in a violation of or conflict with the Articles of Incorporation, Bylaws, or any other organizational or governing documents of Company or any Subsidiary; (ii) constitute or result in a violation of, or a default or breach under (either immediately, upon notice, upon lapse of time, or both), or conflicts with, or gives to any other Person any rights of termination, amendment, acceleration or cancellation of, any provision of any Contract, indenture or instrument to which Company or any Subsidiary is a party or by which it may be bound, or to which the Company or any Subsidiary or any of their Assets or properties may be bound (other than immaterial contracts relating to back office operations, systems and facilities or similar matters); (iii) constitute a violation of, or a default or breach under (either immediately, upon notice, upon lapse of time, or both), or conflicts with, any Judgment; (iv) assuming that, in connection with the transactions contemplated hereby, the parties hereto timely make all of the filings required by applicable state securities Laws and under the applicable rules and regulations of the Trading Market constitute a violation of, or conflict with, any Law, rule, regulation, order, judgment or decree (including federal and state securities Laws); or (v) result in the loss or adverse modification of, or the imposition of any fine, penalty or other Encumbrance with respect to, any Permit granted or issued to, or otherwise held by or for the use of, the Company or any Subsidiary or any of the their Assets or properties; except, in the case of clause (v), for such violations, defaults, breaches, conflicts, losses, modifications or impositions that have not had and would not reasonably be expected to have a Material Adverse Effect. The Company is not in default or breach (and no event has occurred which with notice or lapse of time or both could put the Company in default or breach) under, and the Company has not taken any action or failed to take any action that would give to any other Person any rights of termination, amendment, acceleration or cancellation of, any material Contract to which the Company is a party or by which any property or Assets of the Company are bound or affected. Except with respect to the SEC and the Trading Market and as specifically contemplated by this Agreement or the Transaction Documents, the Company is not required to obtain any Consent of, from, or with any Governmental Authority, or any other Person, and no expiration or termination of any statutory waiting period is necessary, in order for the Company to execute, deliver or perform any of its obligations under this Agreement and the Transaction Documents in accordance with the terms hereof or thereof, or to issue, sell and deliver the Securities and the Conversion Shares in accordance with the terms hereof and thereof. All Consents which the Company is required to obtain pursuant to the immediately preceding sentence have been obtained or effected on or prior to the Effective Date or will be obtained or effected on or prior to Closing or as otherwise required under the rules and regulations of the applicable Governmental Authority.

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5.6      Issuance of Securities.  The Securities to be issued pursuant to this Agreement have been duly authorized by all necessary corporate action of the Company and, upon issuance in accordance with the terms hereof, the Common Shares, the Note and the Conversion Shares, as applicable, shall be duly and validly issued, fully paid and non-assessable, and free from all Encumbrances with respect to the issue thereof, and, assuming the accuracy of the representations and warranties of Buyer set forth in Article IV above, will be issued in compliance with all applicable United States federal and state securities Laws.

5.7      Listing and Maintenance Requirements; SEC Documents; Financial Statements.  The Company’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or that is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company has filed all reports, schedules, forms, statements and other documents, together with any amendments thereto, required to be filed by it with the SEC under the Exchange Act (all of the foregoing filed within the two (2) years preceding the Effective Date and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the “SEC Documents”). The Company is current with its filing obligations under the Exchange Act and there are no outstanding comments from the SEC with respect to any report, schedule, form, statement and other document required to be filed by it with the SEC under the Exchange Act. The Company represents and warrants that true and complete copies of the SEC Documents are available on the SEC’s website (www.sec.gov) at no charge. As of their respective dates, the SEC Documents complied in all material respects with the applicable requirements of the Exchange Act, and none of the SEC Documents, at the time they were filed with or furnished to the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No executive officer of the Company has failed in any respect to make the certifications required of him or her under Section 302 or 906 of the Sarbanes-Oxley Act of 2002. To the Knowledge of the Company as of the Effective Date, there are no facts or circumstances that would prevent its current Chief Executive Officer and Chief Financial Officer from giving the certifications and attestations required pursuant to Rules 13a-14 and 15d-14 under the Exchange Act, without qualification, with respect to the Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2013. As of their respective dates, the financial statements of the Company included in the SEC Documents (collectively, the “Financial Statements”) (i) have been prepared from the books and records of the Company and the Subsidiaries, (ii) complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, (iii) have been prepared in accordance with GAAP, consistently applied during the periods involved and (iv) fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the consolidated results of its operations and comprehensive income/loss, changes in equity and cash flows for the periods then ended, subject, in the case of unaudited statements, to the absence of notes and normal year-end audit adjustments.

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5.8      Absence of Certain Changes.  Except as otherwise disclosed to Buyer in writing on or prior to the date hereof, since the date upon which the last of the SEC Documents was filed with the SEC, there has been no event or circumstance of any nature whatsoever that has resulted in, or would reasonably be expected to result in, a Material Adverse Effect.

5.9      Absence of Litigation; No Undisclosed Liabilities.  Except as otherwise disclosed to Buyer in writing on or prior to the date hereof or as would not reasonably be expected to have a Material Adverse Effect, (i) there is no Proceeding before or by any Governmental Authority or any other Person, pending, or to the Knowledge of the Company, threatened or contemplated by, against or affecting the Company or any Subsidiary, or their Assets; and (ii) there are no outstanding Judgments against or affecting the Company, any Subsidiary, or their Assets. There are no obligations that are not appropriately reflected or reserved against in the financial statements described in Section 5.7 to the extent required to be so reflected or reserved against in accordance with GAAP, except for (i) liabilities that have arisen since December 31, 2012 in the ordinary course of business consistent with past practice and (ii) liabilities that have not had and would not reasonably be expected to have a Material Adverse Effect.

5.10    Title to Assets.  Except as set forth on Schedule 5.10 hereto, the Company or a Significant Subsidiary has good and marketable title to, or a valid leasehold interest in, all of its Assets which are material to the business and operations of the Company and the Significant Subsidiaries as presently conducted, free and clear of all Encumbrances or restrictions on the transfer or use of same. Except as would not have a Material Adverse Effect, the Company’s Assets are in good operating condition and repair, ordinary wear and tear excepted.

5.11    Compliance with Laws.  The Company and the Subsidiaries (i) are in material compliance with all applicable Laws and Judgments; (ii) to the Knowledge of the Company, have all material Permits and such Permits are in full force and effect and no material suspension or cancellation of any of them is threatened; and (iii) to the Knowledge of the Company, are not under investigation with respect to, and have not been threatened to be charged with or given notice of, any material violation of all applicable Laws and Judgments.

5.12    No Directed Selling Efforts or General Solicitation.  Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has conducted any “general solicitation” or “general advertising” (as those terms are used in Regulation D promulgated under the Securities Act) in connection with the offer or sale of any of the Securities.

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5.13    Tax Matters.  The Company and each of its Affiliates has made and timely filed all United States federal income Tax Returns and all foreign income Tax Returns and all other material Tax Returns required to be filed by it, and each such Tax Return has been prepared in material compliance with all applicable Laws, and all such Tax Returns are true and accurate in all material respects. Except and only to the extent that the Company or any of its Affiliates, as the case may be, has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported Taxes, the Company and each of its Affiliates has timely paid all Taxes shown or determined to be due on such Tax Returns, except those being contested in good faith, and the Company and each of its Affiliates has set aside on its books provision reasonably adequate for the payment of all Taxes for periods subsequent to the periods to which such Tax Returns apply. There are no unpaid Taxes of the Company or any of its Affiliates in any material amount claimed to be due by the taxing authority of any jurisdiction, and, to the Knowledge of the Company, no basis for any such claim. The Company and each of its Affiliates has withheld and paid all Taxes to the appropriate Governmental Authority required to have been withheld and paid in connection with amounts paid or owing to any Person. There is no Proceeding or Claim for refund now in progress, pending or threatened against or with respect to the Company or any of its Affiliates, in each case, regarding Taxes. Neither the Company nor any of its Affiliates has waived any statute of limitations with respect to Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency, in each case, that is still in effect, or has pending a request for any such extension or waiver. Neither the Company nor any of its Affiliates has entered into any “listed transaction” within the meaning of Treasury Regulations section 1.6011-4(b)(2). Neither the Company nor any of its Affiliates has liability for the Taxes of any person other than the Company or any of its Affiliates under Treasury Regulations section 1.1502-6 (or any similar provision of state, local or foreign law). Neither the Company nor any of its Affiliates is party to, bound by or has any obligation under any Tax allocation, Tax sharing, Tax indemnity or similar agreement, arrangement or understanding (other than any agreement, arrangement or understanding solely among the Company and its Affiliates). Neither the Company nor any of its Affiliates is currently subject to a section 382 limitation, as defined in section 382 of the Code, with respect to any of its Tax attributes. The representation made in the previous sentence will be true immediately after the end of the Closing Date. The aggregate amount of the net operating loss carryovers for United States federal income tax purposes of the Company and its Affiliates as of December 31, 2011 equals or exceeds $88,830,601 and as of December 31, 2012, as currently estimated in good faith by the Company (but subject to future adjustment), equals or exceeds $86,051,682, and Schedule 5.13 attached hereto sets forth the dates on which such net operating loss carryforwards expire. The aggregate amount of the net capital loss carryovers for United States federal income tax purposes of the Company and its Affiliates as of December 31, 2011 equals or exceeds $41,251,297 and as of December 31, 2012, as currently estimated in good faith by the Company (but subject to future adjustment), equals or exceeds $58,892,311, and Schedule 5.13 attached hereto sets forth the dates on which such net capital loss carryforwards expire.

5.14    Internal Accounting Controls.    The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to Assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for Assets is compared with the existing Assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company (A) has implemented and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) of the Exchange Act) to ensure that material information relating to the Company, including its consolidated Subsidiaries, is made known to the Chief Executive Officer and the Chief Financial Officer of the Company by others within those entities, and (B) has disclosed, based on its most recent evaluation prior to the date of this Agreement, to the Company’s outside auditors and the audit committee of the Board of Directors (x) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting (as defined in Rule 13a-15(f) of the Exchange Act) that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information, and (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. Since December 31, 2010, (i) neither the Company nor any Subsidiary nor, to the Knowledge of the Company, any director, officer, employee, auditor, accountant or representative of the Company or any Subsidiary has received, or otherwise had or obtained knowledge of, any complaint, allegation, assertion or claim that the Company or any Subsidiary has engaged in questionable accounting or auditing practices, and (ii) no attorney representing the Company or any Subsidiary, whether or not employed by the Company or any Subsidiary, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of its officers, directors, employees or agents to the Board of Directors or any committee thereof or to any director or officer of the Company.

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5.15    Acknowledgment Regarding Buyer’s Purchase of the Securities. The Company acknowledges and agrees that Buyer is acting solely in the capacity of an “arm’s length” purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by Buyer or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to Buyer’s purchase of the Securities. The Company further represents to Buyer that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

5.16    Brokerage Fees.  There is no Person acting on behalf of the Company as placement agent in connection with the transactions contemplated hereby, and, other than the Special Committee’s retention of Sandler O’Neill, there is no Person acting on behalf of the Company who is entitled to or has any claim for any financial advisory, brokerage or finder’s fee or commission in connection with the execution of this Agreement or the transactions contemplated hereby.

5.17    Investment Company.    The Company is not an “investment company” as defined under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the Company does not sponsor any person that is such an investment company.

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5.18    Employee Matters.    All benefit and compensation plans, contracts, policies, programs or arrangements covering current or former employees, Directors and consultants of the Company and its Subsidiaries (the “Employees”), including, but not limited to, “employee benefit plans” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and employment, consulting, retirement, pension, severance, termination, change in control, vacation, deferred compensation, stock option, stock purchase, stock appreciation rights, equity based, incentive, bonus, profit sharing, insurance, medical, welfare, fringe or other benefit plans, contracts, policies, programs or arrangements (the “Benefit Plans”) are listed in this Schedule 5.18 attached hereto, and each Benefit Plan which has received a favorable opinion letter from the Internal Revenue Service National Office, including any master or prototype plan, has been separately identified. All Benefit Plans are in substantial compliance with ERISA, the Code and other applicable laws. Each Benefit Plan which is subject to ERISA (the “ERISA Plans”) that is an “employee pension benefit plan” within the meaning of Section 3(2) of ERISA (“Pension Plan”) and that is intended to be qualified under Section 401(a) of the Code, has received a favorable determination letter from the Internal Revenue Service and, to the Knowledge of the Company, there are no circumstances likely to result in revocation of any such favorable determination letter or the loss of the qualification of such Pension Plan under Section 401(a) of the Code. Neither the Company nor any Subsidiary has engaged in a transaction with respect to any ERISA Plan that, assuming the taxable period of such transaction expired as of the Effective Date, could subject the Company or any Subsidiary to a tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA in an amount which would be material. Neither the Company nor any of the Subsidiaries has incurred or reasonably expects to incur a material tax or penalty imposed by Section 4980F of the Code or Section 502 of ERISA. Neither the Company, any Subsidiary nor any entity which is considered one employer with the Company under Section 4001 of ERISA or Section 414 of the Code (x) maintains or contributes to or has within the past six years maintained or contributed to a Pension Plan that is subject to Subtitles C or D of Title IV of ERISA or (y) maintains or has an obligation to contribute to or has within the past six years maintained or had an obligation to contribute to a multiemployer plan, as defined in Section 3(37) of ERISA. All contributions required to be made under each Benefit Plan, as of the Effective Date, have been timely made and all obligations in respect of each Benefit Plan have been properly accrued and reflected in the Financial Statements. As of the Effective Date, there is no material pending or, to the Knowledge of the Company threatened, litigation relating to the Benefit Plans. Neither the Company nor any Subsidiary has any obligations for retiree health and life benefits under any Benefit Plan or collective bargaining agreement. The Company or its Subsidiaries may amend or terminate any such retiree health and life plan at any time without incurring any liability thereunder other than in respect of claims incurred prior to such amendment or termination. There has been no amendment to, announcement by the Company or any Subsidiary relating to, or change in participation or coverage under, any Benefit Plan which would increase materially the expense of maintaining such plan above the level of the expense incurred therefor for the most recent fiscal year. None of the transactions contemplated by this Agreement or the other Transaction Documents, individually or in the aggregate, (i) constitute a “change in control” or “change of control” (or phrases of similar import) within the meaning of any Benefit Plan, (ii) result in any payment or benefit (including severance, unemployment compensation, “excess parachute payment” (within the meaning of Section 280G of the Code), forgiveness of indebtedness or otherwise) becoming due to any Employee, the Directors or any consultant of the Company or any Subsidiary under any Benefit Plan, (iii) result in payments under any of the Benefit Plans which would not be deductible under Section 162(m) of the Code, (iv) increase any compensation or benefits otherwise payable under any Benefit Plan, (v) result in any acceleration of the time of payment or vesting of any such benefits, (vi) require the funding or increase in the funding of any such benefits, or (vii) result in any limitation on the right of the Company or any Subsidiary to amend, merge, terminate or receive a reversion of assets from any Benefit Plan or related trust.

5.19    Risk Management; Derivatives.  The Company and the Significant Subsidiaries have in place risk management policies and procedures designed to protect against material risks of the type and in amounts reasonably expected to be incurred by Persons of similar size and in similar lines of business as the Company and the Significant Subsidiaries.

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5.20      Foreign Corrupt Practices and International Trade Sanctions.  To the Knowledge of the Company, neither the Company nor any Subsidiary, nor any of their respective directors, officers, agents, employees or any other persons acting on their behalf (i) has violated the Foreign Corrupt Practices Act, 15 U.S.C. § 78dd-1 et seq., as amended, or any other similar applicable foreign, federal, or state legal requirement; (ii) has made or provided, or caused to be made or provided, directly or indirectly, any payment or thing of value to a foreign official, foreign political party, candidate for office or any other person knowing that the person shall pay or offer to pay the foreign official, party or candidate, for the purpose of influencing a decision, inducing an official to violate their lawful duty, securing any improper advantage, or inducing a foreign official to use their influence to affect a governmental decision; (iii) has paid, accepted or received any unlawful contributions, payments, expenditures or gifts; (iv) has violated or operated in noncompliance with any export restrictions, money laundering law, anti-terrorism law or regulation, anti-boycott regulations or embargo regulations; or (v) is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department.

5.21      Rule 144.    With a view to making available to Buyer the benefits of Rule 144 promulgated under the Securities Act (“Rule 144”), or any similar rule or regulation of the SEC that may at any time permit Buyer to sell any of the Securities to the public without registration, the Company represents and warrants that: (i) the Company is, and has been for a period of at least ninety (90) days immediately preceding the Effective Date, subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act; (ii) the Company has filed all required reports under Section 13 or 15(d) of the Exchange Act, as applicable, during the twelve (12) months preceding the Closing Date (or for such shorter period that the Company was required to file such reports); and (iii) the Company is not and has not been an issuer defined as a Shell Company.

Buyer acknowledges and agrees that the Company makes no representations or warranties whatsoever, express or implied, except for those specifically set forth in this Article V, in any certificate delivered hereto or in any other Transaction Document.

ARTICLE VI

COVENANTS

6.1        Use of Proceeds.  The proceeds from the purchase and sale of the Securities shall be used by the Company for general corporate purposes.

6.2        Affirmative Covenants of the Company.  Following the Closing, for so long as Buyer, Daniel G. Cohen and its or their controlled Affiliates, Principals and Family Group members collectively own ten percent (10%) or more of the outstanding shares of the Common Stock (counting for such purposes all Conversion Shares and Convertible IFMI LLC Units as outstanding shares of the Common Stock), unless waived in writing by Buyer:

(a)      Reporting Status; Listing.  The Company shall (i) file all reports required to be filed under the Securities Act, under the Exchange Act, under any federal or state securities Laws and regulations applicable to the Company, and under the rules and regulations of the Trading Market; and (ii) comply in all material respects with the Company’s required reporting, filing and other obligations under the Bylaws or rules of the Trading Market.

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(b)      Rule 144.  The Company shall:

  i.           use its reasonable best efforts to make, keep and ensure that adequate current public information with respect to the Company, as required in accordance with Rule 144, is publicly available;

 ii.          furnish to Buyer, promptly upon reasonable request, such statements, reports, documents or other information as may be reasonably requested by Buyer to permit Buyer to sell any of the Securities or Conversion Shares pursuant to Rule 144 without limitation or restriction;

iii.         promptly, at the request of Buyer, give the Company’s transfer agent instructions to the effect that, upon the transfer agent’s receipt from Buyer of a certificate (a “Rule 144 Certificate”) certifying the eligibility for sale under Rule 144 of any portion of the Securities or Conversion Shares which Buyer proposes to sell (the “Securities Being Sold”), and receipt by the transfer agent of a “Rule 144 Opinion” from the Company or its counsel (or from Buyer and its counsel), the transfer agent is to effect the transfer of the Securities Being Sold and issue to such transferee(s) thereof the transferred Securities Being Sold. If the transfer agent requires any additional documentation in connection with any proposed transfer by Buyer of any Securities Being Sold, then the Company shall promptly deliver or cause to be delivered to the transfer agent or to any other Person, all such additional documentation as may be necessary to effectuate the transfer of the Securities Being Sold and the issuance of an unlegended certificate to any transferee thereof, all at the Company’s expense; and

iv.         take such further action as Buyer may reasonably request, all to the extent required from time to time to enable Buyer to sell the Securities or the Conversion Shares without registration under the Securities Act.

(c)      Access to Books and Records.  The Company shall afford to Buyer and its representatives (including officers and employees of Buyer, and counsel, accountants and other professionals retained by Buyer), during normal business hours and upon reasonable notice to the Company, such access to the Company’s books, records, properties and personnel and to such other information as Buyer (if Buyer is not Daniel G. Cohen) may reasonably request; provided, however, that the Company may withhold such access to Buyer (if Buyer is not Daniel G. Cohen) or any such representative in the event that Buyer or such representative shall fail to execute a confidentiality agreement in a form reasonably satisfactory to the Company.

(d)      Efforts.  The Company shall use reasonable best efforts to prepare and file all necessary documentation, to effect all necessary applications, notices, petitions, filings and other documents, and to obtain all necessary Consents or Permits, or any exemption by, all third parties and Governmental Authorities, and expiration or termination of any applicable waiting periods, necessary or advisable to consummate the transactions contemplated by this Agreement and the other Transaction Documents and to perform covenants contemplated by this Agreement and the other Transaction Documents.

6.3        Fees and Expenses.  Each party shall bear its own expenses in connection with the transactions contemplated by this Agreement and the Transaction Documents; provided, however, that in the event that Buyer terminates this Agreement under Section 10.1(b)i or Section 10.1(e)(i) or the Company terminates this Agreement under Section 10.1(f)(ii), the Company will reimburse Buyer for all out-of-pocket expenses incurred by Buyer and its Affiliates in connection with due diligence, the negotiation and preparation of this Agreement, the Transaction Documents and the undertaking of the transactions contemplated herein and therein (including fees and expenses of counsel), up to an aggregate maximum amount of Three Hundred Thousand Dollars ($300,000).

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6.4      Reservation of Shares.  The Company shall, at all times, have authorized and reserved for the purpose of issuance, such number of shares of Common Stock as shall be necessary for the issuance of all of the Conversion Shares upon conversion of the Note (collectively, the “Share Reserve”). If at any time the Share Reserve is insufficient, then the Company shall, as soon as reasonably practicable, take all required measures to implement an increase of the Share Reserve accordingly. If the Company does not have sufficient authorized and unissued shares of Common Stock available to increase the Share Reserve, then the Company shall call and hold a special meeting of the stockholders of the Company within ninety (90) business days of such occurrence, for the purpose of increasing the number of shares of Common Stock authorized, and, at any such special meeting, the Company’s management shall recommend to the stockholders to vote in favor of increasing the number of shares of Common Stock authorized.

6.5      Disclosure of Transactions and Other Material Information.  The Company shall, on or before 8:30 a.m., New York City time, on the first (1st) trading day after the date of this Agreement, issue a press release disclosing the material terms of the transactions contemplated by this Agreement and the Transaction Documents. On or before 5:30 p.m., New York City time, on the second (2nd) business day after the date of this Agreement, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by this Agreement and by the Transaction Documents in the form required by the Exchange Act (the “8-K Filing”). None of the Company, its Subsidiaries, or Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated by this Agreement or by the Transaction Documents without the express written consent of all of the other parties to this Agreement (such consent not to be unreasonably withheld or delayed); provided, however, that the Company shall be entitled, without the prior approval of Buyer, to file the 8-K Filing or other public disclosure as is required by applicable Law and regulations, subject to providing Buyer with reasonable opportunity to comment thereon. Notwithstanding the foregoing, the Company shall not publicly disclose the name of Buyer or any of its Affiliates, or include the name of Buyer or any of its Affiliates in any filing with the SEC or any regulatory agency or Trading Market, without the prior consent of Buyer (such consent not to be unreasonably withheld or delayed), except: (a) as required by federal securities Laws in connection with (x) the 8-K Filing, (y) any registration statement contemplated by the Registration Rights Agreement, or (z) the filing of this Agreement and the final Transaction Documents with the SEC; and (b) to the extent that such disclosure is required by Law or Trading Market rules and regulations, in which case the Company shall provide Buyer with prior notice of such disclosure permitted under this clause (b).

6.6      NYSE MKT Listing Application.  Following the Effective Date and prior to the Closing, the Company shall prepare and file with the NYSE MKT an Additional Listing Application (the “Listing Application”) relating to the Common Shares and the Conversion Shares.

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6.7        Stockholder Meeting and Company Proxy Statement. As promptly as reasonably possible following the Effective Date, but in any event within forty-five (45) days of the Effective Date, the Company shall call a meeting of its stockholders (the “2013 Annual Meeting of Stockholders”) to vote on, among other things, proposals (collectively, the “Stockholder Proposal”) regarding the issuance of the Common Shares, the Conversion Shares, the Mead Park Shares and the Mead Park Conversion Shares for purposes of Sections 711 and 713 of the NYSE MKT’s Company Guide, as applicable. The Board of Directors shall recommend to the Company’s stockholders that such stockholders approve the Stockholder Proposal, and shall not modify or withdraw such resolution. In connection with the 2013 Annual Meeting of Stockholders, the Company shall promptly prepare and file with the SEC a Definitive Proxy Statement on Schedule 14A pursuant to Section 14(a) of the Exchange Act (the “Company Proxy Statement”), shall use its reasonable best efforts to solicit proxies for such stockholder approval and shall use its reasonable best efforts to respond to any comments of the SEC or its staff and to cause a definitive proxy statement related the 2013 Annual Meeting of Stockholders to be mailed to the Company’s stockholders promptly after clearance by the SEC. The Company shall notify Buyer promptly of the receipt of any comments from the SEC or its staff with respect to the Company Proxy Statement and of any request by the SEC or its staff for amendments or supplements to such proxy statement or for additional information and shall supply Buyer with copies of all correspondence between the Company or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to such proxy statement. If at any time prior to the 2013 Annual Meeting of Stockholders there shall occur any event that is required to be set forth in an amendment or supplement to the Company Proxy Statement, the Company shall promptly prepare and mail to its stockholders such an amendment or supplement. The Company agrees promptly to correct any information provided by it or on its behalf for use in the Company Proxy Statement if and to the extent that such information shall have become false or misleading in any material respect, and the Company shall promptly prepare and mail to its stockholders an amendment or supplement to correct such information to the extent required by applicable Laws. The Company shall consult with Buyer prior to mailing the Company Proxy Statement, or any amendment or supplement thereto, and provide Buyer with reasonable opportunity to comment thereon. The Board of Directors’ recommendation described in this Section 6.7 shall be included in the Company Proxy Statement.

6.8        Board Representatives.

(a)      Minority Board Representative.  Following the Closing, if Buyer, Daniel G. Cohen and its or their controlled Affiliates, Principals and Family Group members collectively own ten percent (10%) or more of the outstanding shares of the Common Stock (counting for such purposes all Conversion Shares and Convertible IFMI LLC Units as outstanding shares of the Common Stock) as of the record date of a Meeting, then:

i.          Buyer shall be entitled to designate one (1) individual (the “Minority Board Representative”) to stand for election to the Board of Directors at such Meeting; provided, however, that such Minority Board Representative shall have satisfied all of the requirements applicable to the Directors under applicable Law, the Articles of Incorporation, the Bylaws and any customary director qualification standards in effect as of the Effective Date and disclosed to Buyer or adopted by the Board of Directors after the Closing; and

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ii.          the Board of Directors shall (i) nominate such Minority Board Representative for election to the Board of Directors at such Meeting; (ii) recommend to the Company’s stockholders the election of the Minority Board Representative at such Meeting; and (iii) solicit proxies for such Minority Board Representative in connection with such Meeting to the same extent as it does for any of its other nominees to the Board of Directors.

(b)      Upon any Minority Board Representative’s death, resignation, retirement, disqualification or removal from office as a Director (including by failure to elect or re-elect), if there is a vacancy on the Board of Directors as a result of such occurrence, then:

 i.          Buyer shall have the right to designate the successor for such Minority Board Representative; provided, however, that such successor shall have satisfied all of the requirements applicable to the Directors under applicable Law, the Articles of Incorporation, the Bylaws and any customary director qualification standards in effect as of the Effective Date and disclosed to Buyer or adopted by the Board of Directors after the Closing; and

ii.          the Board of Directors take all necessary actions to fill the vacancy resulting therefrom with such successor.

(c)      Removal of Board Representatives.  Notwithstanding any other provision of this Agreement, if Buyer, Daniel G. Cohen and its or their controlled Affiliates, Principals and Family Group members collectively own less than ten percent (10%), then (A) the terms and conditions set forth in Section 6.9(a) and Section 6.9(b) shall be null and void; and (B) if so requested by the Board of Directors (in its sole discretion), Buyer shall cause the Minority Board Representative or any of its successors designated by Buyer pursuant to Section 6.9(a) and Section 6.9(b), to resign from his or her position as Director.

6.9        Gross-Up Rights.

(a)      Sale of New Securities. After the Closing, for so long as Buyer, Daniel G. Cohen and its or their controlled Affiliates, Principals and Family Group members collectively own ten percent (10%) or more of the outstanding shares of the Common Stock (counting for such purposes all Conversion Shares and Convertible IFMI LLC Units as outstanding shares of the Common Stock) (before giving effect to any issuances triggering provisions of this Section 6.9), at any time that the Company or IFMI, LLC makes any public or nonpublic offering or sale of any equity (including the Common Stock, or any preferred stock or restricted stock), or any securities, options or debt that is convertible or exchangeable into equity (including Convertible IFMI LLC Units) or that includes an equity component (such as, an “equity” kicker) (including any hybrid security) (any such security, a “New Security”) other than (i) pursuant to the granting or exercise of employee stock options or other stock incentives pursuant to the Company’s stock incentive plans approved by the Board of Directors (so long as the authorized awards under the Company’s stock incentive plans represent less than ten percent (10%) of the outstanding shares of the Company’s capital stock) or the issuance of capital stock pursuant to any employee stock purchase plan of the Company approved by the Board of Directors or similar plan where stock is being issued or offered to a trust, other entity or otherwise, for the benefit of any employees, officers or directors of the Company, in each case, in the ordinary course of providing incentive compensation, (ii) issuances of capital stock as full or partial consideration for a merger, acquisition, joint venture, strategic alliance, license agreement or other similar nonfinancing transaction, (iii) issuances of shares of the Common Stock upon the conversion or exercise of any convertible preferred stock or notes outstanding as of the Effective Date or issued pursuant to the Transaction Documents, in each case, in accordance with the terms thereof as of the Effective Date); (iv) issuances of rights, stock or other property pursuant to the Shareholder Rights Plan; or (v) issuances of Convertible IFMI LLC Units pursuant to Section 6.10(x) or (y) of the IFMI LLC Agreement, Buyer shall be afforded the opportunity to acquire from the Company and/or IFMI, LLC for the same price (net of any underwriting discounts or sales commissions) and on the same terms as New Securities are proposed to be offered to others, up to the amount of New Securities in the aggregate required to enable it to maintain its proportionate equivalent interest in the Company immediately prior to any such issuance of New Securities (counting for such purposes all Conversion Shares and Convertible IFMI LLC Units as outstanding shares of the Common Stock).

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(b)      Notice.  In the event the Company and/or IFMI, LLC proposes to offer or sell New Securities that are subject to Buyer’s rights under Section 6.9(a), the Company and/or IFMI, LLC (as applicable) shall give Buyer written notice of its intention, describing the price (or range of prices), anticipated amount of securities, timing and other terms upon which the Company and/or IFMI, LLC proposes to offer the same (including, in the case of a registered public offering and to the extent possible, a copy of the prospectus included in the registration statement filed with respect to such offering), no later than five (5) business days, as the case may be, after the initial filing of a registration statement with the SEC with respect to an underwritten public offering, after the commencement of marketing with respect to a Rule 144A offering or after the Company and/or IFMI, LLC proposes to pursue any other offering. Buyer shall then have ten (10) business days from the date of receipt of such a notice to notify the Company and/or IFMI, LLC (as applicable) in writing that it intends to exercise its rights provided in this Section 6.9 and as to the amount of New Securities Buyer desires to purchase, up to the maximum amount calculated pursuant to Section 6.9(a). Such notice shall constitute a nonbinding indication of interest of Buyer to purchase the amount of New Securities so specified at the price and other terms set forth in the Company’s and/or IFMI, LLC’s notice to it. The failure of Buyer to respond within such ten (10) business day period shall be deemed to be a waiver of Buyer’s rights under this Section 6.9 only with respect to the offering described in the applicable notice. The Company shall cause IFMI, LLC to comply with this Section 6.9.

6.10    Redemption Transactions.  Following the Closing, for so long as Buyer, Daniel G. Cohen and its or their controlled Affiliates, Principals and Family Group members collectively own ten percent (10%) or more of the outstanding shares of the Common Stock (counting for such purposes all Conversion Shares and Convertible IFMI LLC Units as outstanding shares of the Common Stock), the Company shall not redeem, recapitalize or repurchase any shares of capital stock of the Company, or rights, options or warrants to purchase shares of capital stock of the Company, or securities of any type whatsoever that are, or may become, convertible into or exchangeable into or exercisable for capital stock of the Company (except with respect to the Conversion Shares) unless Buyer is given the right to participate in such redemption, recapitalization, or repurchase in a pro rata manner.

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6.11      Additional Covenants Prior to Closing.  Prior to the earlier of the Closing Date and the termination of this Agreement pursuant to Section 10.1, except as expressly provided in this Agreement or as otherwise consented to in writing in advance by Buyer:

(a)      The Company shall promptly provide Buyer with written notice of the occurrence of any circumstance, event, change, development or effect occurring after the date hereof and relating to the Company or any Subsidiary of which the Company has Knowledge and which constitutes a Material Adverse Effect or otherwise causes or renders any of the representations and warranties of the Company or any Subsidiary, as applicable, set forth in this Agreement to be inaccurate.

(b)      The Company shall not agree to any amendment, waiver or modification of the Transaction Documents to which Buyer is not a party.

(c)      The Company will not modify, in any manner, the limited liability company agreement of IFMI, LLC, other than by the effectiveness of the LLC Agreement Amendment, which amendment shall not be modified in any manner.

(d)      The Company shall and shall cause the Subsidiaries to take all actions necessary to ensure that none of the transactions contemplated by this Agreement or the other Transaction Documents, individually or in the aggregate, shall give rise to a “change in control” or “change of control,” the acceleration of any right, or result in any additional rights, under any Benefit Plan.

(e)      The Company shall, and shall cause each Subsidiary to conduct its and their businesses only in the ordinary course of business consistent with past practice and shall use reasonable best efforts to maintain and preserve its and each Subsidiary’s business (including its business organization, Assets, goodwill and insurance coverage) and preserve business relationships with customers, strategic partners and others having business dealings with it.

(f)      Except as required pursuant to any existing written, binding agreements in effect prior to the date of this Agreement, the Company shall not, and shall cause each Subsidiary to not, take any of the following actions:

 i.          other than in the ordinary course of business, incur any indebtedness for borrowed money, assume, guarantee, endorse or otherwise as an accommodation become responsible for the obligations of any other Person or incur any indebtedness of the Company that would be senior in right of payment or any other respect to the Note;

ii.          (A) adjust, split, combine or reclassify any capital stock of the Company; (B) make, declare or pay any dividend, or make any other distribution on, or directly or indirectly redeem, purchase or otherwise acquire, any shares of capital stock or any securities or obligations convertible into or exchangeable for any shares of the capital stock (except dividends paid by any Subsidiary to the Company or any of the Company’s other wholly-owned Subsidiaries and regular quarterly dividends in an amount not to exceed $0.02 per share); (C) grant any stock options, stock appreciation rights, performance shares, restricted stock units, restricted shares or other equity-based awards or interests, or grant any Person any right to acquire any shares of capital stock; or (D) issue, sell or otherwise permit to become outstanding any additional shares of capital stock or securities convertible or exchangeable into, or exercisable for, any shares of its capital stock or any options, warrants, or other rights of any kind to acquire any shares of capital stock, except pursuant to the exercise of stock options or the settlement of equity compensation awards outstanding as of the Effective Date in accordance with their terms or as otherwise permitted by this Agreement;

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iii.          sell, transfer, mortgage, encumber or otherwise dispose of any of its material properties or Assets to any Person other than a wholly-owned Subsidiary, or cancel, release or assign any indebtedness to any such Person or any Claims held by any such Person, in each case other than in the ordinary course of business or pursuant to contracts or agreements in force at the date of this Agreement;

iv.          except for transactions in the ordinary course of business or pursuant to Contracts or agreements in force at the date of this Agreement or permitted by this Agreement, make any material investment either by purchase of stock or securities, contributions to capital, property transfers, or purchase of any property or non-investment assets of any other Person other than a wholly-owned Subsidiary or make any capital expenditure in excess of Two Hundred Thousand Dollars ($200,000);

 v.          except for transactions in the ordinary course of business, terminate, materially amend, or waive any material provision of, any material Contract, as the case may be, or make any change in any instrument or agreement governing the terms of any of its securities, or material Contract, other than normal renewals of Contracts without material adverse changes of terms, or enter into any material Contract;

vi.          except as required under applicable law or the terms of any Benefit Plan existing as of the Effective Date, as applicable, (A) enter into, adopt or terminate any employee benefit or compensation plan, program, policy or arrangement for the benefit or welfare of any current or former employee, officer, director or consultant, (B) amend (whether in writing or through the interpretation of) any employee benefit or compensation plan, program, policy or arrangement for the benefit or welfare of any current or former employee, officer, director or consultant, (C) materially increase the compensation or benefits payable to any current or former employee, officer, director or consultant (other than in connection with a promotion or change in responsibilities), (D) pay or award, or commit to pay or award, any bonuses or incentive compensation other than in the ordinary course consistent with past practice, (E) grant or accelerate the vesting of any equity-based awards or other compensation, (F) enter into any new, or amend any existing, employment, severance, change in control, retention, bonus guarantee, collective bargaining agreement or similar agreement or arrangement, (G) fund any rabbi trust or similar arrangement, (H) terminate the employment or services of any officer or any employee whose target annual compensation is greater than One Hundred Thousand Dollars ($100,000), other than for cause, or (I) hire any officer, employee, independent contractor or consultant who has target annual compensation (excluding targeted annual compensation based on commission) greater than One Hundred Thousand Dollars ($100,000);

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 vii.          settle any material Claim, except in the ordinary course of business or for settlement of a Claim that is settled in an amount and for consideration not in excess of Five Hundred Thousand Dollars ($500,000) and that would not impose any material restriction on the business of the Company or any Subsidiary;

viii.          amend its organizational documents or its bylaws or comparable governing documents;

  ix.          other than in prior consultation with Buyer, materially restructure or materially change its investment securities or derivatives portfolio or its interest rate exposure, through purchases, sales or otherwise, or the manner in which the portfolio is classified or reported or purchase any security rated below investment grade other than in the ordinary course of business within the capital limits currently in use by the Company;

   x.          enter into any new line of business;

  xi.          take any action that, or fail to take any action the failure of which to be taken, could reasonably be expected to prevent or materially delay the consummation of the transactions contemplated in this Agreement and the Transaction Documents; or

 xii.          take, offer, propose or authorize any of, or commit or agree to take any of, the foregoing.

6.12    Efforts.  Each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary to consummate and make effective as promptly as practicable the transactions contemplated hereby and under the other Transaction Documents and to cooperate with the other parties in connection with the foregoing. Without limiting the generality of the foregoing, the Company shall use its reasonable best efforts to (i) obtain any required approvals or consents as promptly as practicable, (ii) to lift or rescind as promptly as practicable any injunction or restraining order or other order adversely affecting the ability of the parties hereto to consummate the transactions contemplated hereby, (iii) to effect all necessary registrations and filings, if any, and (iv) to fulfill all of the conditions to the obligations of the parties to consummate the transactions contemplated by this Agreement set forth in Article VIII. Without limiting the generality of the foregoing, Buyer shall use its reasonable best efforts to fulfill all of the conditions to the obligations of the parties to consummate the transactions contemplated by this Agreement set forth in Sections 7.1 and 7.4.

ARTICLE VII

CONDITIONS PRECEDENT TO THE COMPANY’S OBLIGATIONS TO SELL

The obligation of the Company hereunder to issue and to sell the Securities to Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

7.1      Buyer’s Execution of Transaction Documents.  Buyer shall have executed the Transaction Documents that require Buyer’s execution, and delivered such Transaction Documents to the Company.

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7.2      NYSE MKT Approval of the Listing of the Common Shares, the Conversion Shares, the Mead Park Shares and the Mead Park Conversion Shares.  Pursuant to the Listing Application, the Common Shares, the Conversion Shares, the Mead Park Shares and the Mead Park Conversion Shares shall have been approved for listing on the NYSE MKT by the NYSE MKT.

7.3      Company Stockholder Approval of Contemplated Transactions.  In connection with the Company Proxy Statement, the Company’s stockholders shall have approved the issuance of the Common Shares, the Conversion Shares, the Mead Park Shares and the Mead Park Conversion Shares.

7.4      Accuracy of Buyer’s Representations; Compliance with Covenants.    The representations and warranties of Buyer other than the Buyer Fundamental Representations shall be true and correct in all material respects (except to the extent that any of such representations and warranties are already qualified as to materiality in Article IV above, in which case, such representations and warranties shall be true and correct in all respects without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), the Buyer Fundamental Representations shall be true and correct in all respects (except for de minimis failures) and Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Buyer at or prior to the Closing Date.

ARTICLE VIII

CONDITIONS PRECEDENT TO BUYER’S OBLIGATIONS TO PURCHASE

The obligation of Buyer hereunder to purchase the Securities at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions (which conditions shall be deemed satisfied upon the occurrence of the Closing), provided that these conditions are for Buyer’s sole benefit and may be waived by Buyer at any time in its sole discretion:

8.1      Company Execution of the Transaction Documents.  The Company shall have executed and delivered the Transaction Documents that require the Company’s execution and delivered such Transaction Documents to Buyer and all such Transaction Documents shall have been fully executed by all other parties thereto (other than Buyer) and remain in full force and effect.

8.2      NYSE MKT Approval of the Listing of the Common Shares, the Conversion Shares, the Mead Park Shares and the Mead Park Conversion Shares.  Pursuant to the Listing Application, the Common Shares, the Conversion Shares, the Mead Park Shares and the Mead Park Conversion Shares shall have been approved for listing on the NYSE MKT by the NYSE MKT.

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8.3      Company Stockholder Approval of Contemplated Transactions.  In connection with the Company Proxy Statement, the Company’s stockholders shall have approved the issuance of the Common Shares, the Conversion Shares, the Mead Park Shares and the Mead Park Conversion Shares.

8.4      Composition of the Board of Directors.  The Board of Directors shall consist of Daniel G. Cohen, Jack DiMaio, Christopher Ricciardi, and five (5) of the Current Independent Directors. In addition, Jack DiMaio shall be Chairman of the Board of Directors, and Daniel G. Cohen shall be Vice-Chairman of the Board of Directors and President of the Company’s European operations, including the President of CCFL.

8.5      Employment Agreements.  The Cohen IFMI Employment Agreement shall have been amended and restated and the Cohen PrinceRidge Employment Agreement shall have been terminated, in each case, as provided in the Amended and Restated Cohen Employment Agreement, which shall be in full force and effect as of the Closing.

8.6      Mead Park Purchase Agreement.  The Mead Park Purchase Agreement shall remain in effect and, simultaneous with the Closing, Mr. Cohen shall purchase from the Company and the Company shall sell to Mr. Cohen (i) the Mead Park Shares, for a purchase price of Two Dollars ($2.00) per share, representing an aggregate purchase price of Three Million Eight Hundred Ninety-Eight Thousand Three Hundred Thirty-Four Dollars ($3,898,334); and (ii) the Mead Park Note in the aggregate principal amount of Five Million Eight Hundred Forty-Seven Thousand Five Hundred and One Dollars ($5,847,501), pursuant to the Mead Park Purchase Agreement.

8.7      Accuracy of Company’s Representations; Compliance with Covenants.  The representations and warranties of the Company other than the Company Fundamental Representations and the representations set forth in Section 5.13 (Tax Matters) shall be true and correct in all material respects (except to the extent that any of such representations and warranties are already qualified as to materiality in Article V above, in which case, such representations and warranties shall be true and correct in all respects without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, in which case they shall be true and correct in all material respects as of such specified date), the Company Fundamental Representations and the representations set forth in Section 5.13 (Tax Matters) shall be true and correct in all respects (except for de minimis failures) and, with respect to any matter disclosed to Buyer in writing in response to a representation set forth Article V, there shall have been no materially adverse developments that would reasonably be expected to result in a Material Adverse Effect in connection with any such matter. The Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

8.8      Closing Certificates.  The Company shall have executed and delivered to Buyer a closing certificate in substance and form reasonably required by Buyer, which closing certificate shall include and attach as exhibits: (i) a true copy of a certificate of good standing evidencing the formation and good standing of the Company, from the State of Maryland Department of Assessments and Taxation, as of a date within thirty (30) days of the Closing Date; (ii) the Articles of Incorporation; (iii) the Bylaws; and (iv) copies of the resolutions of the of the Company, consistent with Section 5.2, as adopted by the Board of Directors in a form reasonably acceptable to Buyer, and a senior executive officer of the Company shall have executed and delivered to Buyer a closing certificate, dated as of the Closing Date, certifying to the effect that the conditions set forth in Section 8.7 have been satisfied.

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8.9        Opinion.  Buyer shall have received from outside counsel to the Company, a written opinion dated as of the Closing Date that addresses (i) the due incorporation of the Company, (ii) the due authorization and valid issuance of the Common Shares and (iii) the due authorization, execution and delivery of this Agreement and the Transaction Documents and shall also have received a 10b-5 letter in form and substance reasonably satisfactory to Buyer.

8.10      Tax Benefits.  Since the date of this Agreement, (i) there shall have been no material change to any rules under Sections 382, 383 or 384 of the Code that adversely affect the application of Sections 382, 383 or 384 of the Code to any net operating losses, unrealized built-in losses or other tax attributes of the Company and any Affiliate (if relevant) that exist on or after the Closing Date; and (ii) an Ownership Change (as defined by Section 382(g) of the Code), in Buyer’s reasonable judgment, has not occurred and will not occur as a result of the transactions contemplated herein. The Shareholder Rights Plan shall be in effect and shall have been in continuous effect since the Effective Date, with the distribution of preferred stock purchase rights occurring promptly thereafter.

8.11      Articles Supplementary; Designation and Issuance of Series E Voting Non-Convertible Preferred Stock.  Articles supplementary to the Company’s Articles of Incorporation that provide for the designation of the Series E Voting Non-Convertible Preferred Stock shall have been filed with the State of Maryland Department of Assessments and Taxation and shall be effective. In accordance with the terms and provisions of the Exchange Agreement, any and all outstanding shares of Series D Voting Non-Convertible Preferred Stock shall have been exchanged into outstanding shares of Series E Voting Non-Convertible Preferred Stock, which series shall be perpetual, and all such shares of Series E Voting Non-Convertible Preferred Stock shall have been duly authorized, validly issued and shall be fully paid and nonassessable.

8.12      Amendment to IFMI LLC Agreement.  The LLC Agreement Amendment shall be effective.

8.13      No Injunctions.  No provision of any applicable Law and no Judgment shall prohibit the Closing or shall prohibit or restrict Buyer or its Affiliates from owning, voting, converting or exercising any Securities or Conversion Shares in accordance with the terms thereof and no Proceeding shall have been commenced by a Governmental Authority seeking to effect any of the foregoing.

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ARTICLE IX

INDEMNIFICATION

9.1      Company’s Obligation to Indemnify.  The Company hereby agrees to defend, indemnify and hold harmless Buyer and Buyer’s Affiliates and subsidiaries, and its respective directors, officers, partners, employees, agents and representatives, and any Person who controls Buyer, and the successors and assigns of each of the foregoing (collectively, the “Buyer Indemnified Parties”), to the fullest extent lawful, from and against any and all Claims made, brought or asserted against the Buyer Indemnified Parties, or any one of them, and the Company hereby agrees to pay or reimburse the Buyer Indemnified Parties for any and all amounts arising out of Claims payable by any of the Buyer Indemnified Parties to any Person, as well as reasonable attorneys’ and paralegals’ fees and expenses, court costs, settlement amounts, costs of investigation and other similar costs, as a result of, or arising out of, or relating to: (i) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby; or (ii) any breach of any covenant, agreement or Obligation of the Company contained in this Agreement, the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Claims covered hereby, which is permissible under applicable Law. The Company will not be liable to Buyer under this indemnity: (x) for any settlement by Buyer in connection with any Claim effected without the Company’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed; or (y) to the extent that a Claim is attributable to Buyer’s breach of any of the representations, warranties, covenants or agreements made by Buyer in this Agreement, the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby. Notwithstanding anything to the contrary contained in this Section 9.1 or anywhere else in this Agreement or in the Transaction Documents, the aggregate amount of indemnification which may be sought, claimed and/or recovered by the Buyer Indemnified Parties (collectively) from the Company pursuant to this Section 9.1 relating to a breach of a representation or warranty by the Company (other than a breach of the Company Fundamental Representations), excluding the representation and warranty of the Company set forth in clause (ii) of Section 5.5) shall not, under any circumstances, exceed Ten Million Dollars ($10,000,000).

9.2      Buyer’s Obligation to Indemnify.  Buyer agrees to defend, indemnify and hold harmless the Company and each of the Company’s Affiliates and Subsidiaries, and their respective directors, officers, partners, employees, agents and representatives, and the successors and assigns of each of the foregoing (collectively, the “Company Indemnified Parties”), to the fullest extent lawful, from and against any and all Claims made, brought or asserted against the Company Indemnified Parties, or any one of them, and Buyer hereby agrees to pay or reimburse the Company Indemnified Parties for any and all amounts arising out of Claims payable by any of the Company Indemnified Parties to any Person, as well as reasonable attorneys’ and paralegals’ fees and expenses, court costs, settlement amounts, costs of investigation and other similar costs, as a result of, or arising out of, or relating to: (i) any misrepresentation or breach of any representation or warranty made by Buyer in this Agreement, the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (ii) any breach of any covenant, agreement or Obligation of Buyer contained in this Agreement, the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby. To the extent that the foregoing undertaking by Buyer may be unenforceable for any reason, Buyer shall make the maximum contribution to the payment and satisfaction of each of the Claims covered hereby, which is permissible under applicable Law. Buyer will not be liable to the Company under this indemnity: (x) for any settlement by the Company in connection with any Claim effected without Buyer’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed; or (y) to the extent that a Claim is attributable to the Company’s breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement, the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby. Notwithstanding anything to the contrary contained in this Section 9.2 or anywhere else in this Agreement or in the Transaction Documents, the aggregate amount of indemnification which may be sought, claimed and/or recovered by the Company Indemnified Parties (collectively) from Buyer pursuant to this Section 9.2 relating to a breach of representation or warranty made by Buyer (other than a breach of the Buyer Fundamental Representations) shall not, under any circumstances, exceed Three Hundred Thousand Dollars ($300,000).

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ARTICLE X

TERMINATION

10.1       Termination Events.  This Agreement may be terminated at any time prior to the Closing:

 (a)      by the written consent of the Company and Buyer.

 (b)      by Buyer with written notice to the Company if:

 i.     a material breach of this Agreement has been committed by the Company and such material breach has not been (i) waived in writing by Buyer, or (ii) cured by the Company to the reasonable satisfaction of Buyer within fifteen (15) days following the Company’s receipt of written notice of such material breach from Buyer; or

ii.     the Closing shall not have occurred on or before September 30, 2013 (the “Transaction Deadline”), unless such failure shall be due to the failure of Buyer to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by Buyer prior to the Closing.

 (c)      by the Company with written notice to Buyer if:

 i.     a material breach of this Agreement has been committed by Buyer and such material breach has not been (i) waived in writing by the Company, or (ii) cured by Buyer to the reasonable satisfaction of the Company within fifteen (15) days following Buyer’s receipt of written notice of such material breach from the Company; or

ii.     the Closing shall not have occurred on or before the Transaction Deadline, unless such failure shall be due to the failure of the Company to perform or comply with any of the covenants, agreements or conditions hereof to be performed or complied with by the Company prior to the Closing.

 (d)      by Buyer or the Company in the event that there shall be (i) any Law that makes the consummation of the transactions contemplated by this Agreement illegal or otherwise prohibited, or (ii) any Judgment restraining, enjoining or prohibiting any of the transactions contemplated by this Agreement and such Judgment shall have become final and non-appealable.

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(e)      (i) by Buyer, if any of the conditions to Closing set forth in Sections 8.1, 8.2, 8.3, 8.4, 8.5, 8.6, 8.11, or 8.12 are not capable of being satisfied on or before the Transaction Deadline, provided, in each case, that Buyer is not the reason that such condition is not capable of being satisfied, or (ii) by Buyer, if any of the conditions to Closing set forth in Sections 8.10 or 8.13 are not capable of being satisfied on or before the Transaction Deadline, provided, in each case, that Buyer is not the reason that such condition is not capable of being satisfied.

(f)      (i) by the Company, if any of the conditions to Closing set forth in Article VII (other than Sections 7.2, 7.3 and 7.4) are not capable of being satisfied on or before the Transaction Deadline, or (ii) by the Company, if any of the conditions to Closing set forth in Sections 7.2 and 7.3 are not capable of being satisfied on or before the Transaction Deadline, provided, in each case, that the Company is not the reason that such condition is not capable of being satisfied.

10.2      Effect of Termination. If this Agreement is terminated pursuant to this Article X, then all further obligations of the parties under or pursuant to this Agreement and under or pursuant to the Transaction Documents (other than Section 6.3, if applicable) shall terminate without further liability of any party to the other parties; provided that nothing herein shall relieve any party from liability for willful breach of this Agreement of breach of this Agreement prior to any termination thereof.

ARTICLE XI

MISCELLANEOUS

11.1      Anti-Sandbag Provision.  Notwithstanding anything to the contrary contained in this Agreement, Buyer agrees that no representation or warranty of the Company in this Agreement shall be deemed to be untrue or incorrect, and the Company shall be deemed not to be in breach thereof, if Buyer or Daniel G. Cohen had knowledge on the Effective Date or the Closing Date, as applicable, that any such representation or warranty was untrue or incorrect.

11.2      Interpretation.  In this Agreement, unless the express context otherwise requires: (i) the words “herein,” “hereof” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (ii) references to the words “Article” or “Section” refer to the respective Articles and Sections of this Agreement, and references to “Exhibit” or “Schedule” refer to the respective Exhibits and Schedules annexed hereto; (iii) references to a “party” mean a party to this Agreement and include references to such party’s permitted successors and permitted assigns; (iv) references to a “third party” mean a Person not a party to this Agreement; (v) the terms “dollars” and “$” mean U.S. dollars; (vi) wherever the word “include,” “includes” or “including” is used in this Agreement, it will be deemed to be followed by the words “without limitation.”

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11.3    Notices.  All notices of request, demand and other communications hereunder shall be addressed to the parties as follows:

If to the Company:	Institutional Financial Markets, Inc. Cira Centre 2929 Arch Street, 17th Floor Philadelphia, Pennsylvania 19104 Attn: Joseph W. Pooler, Jr. Facsimile: (215) 701-8280 E-mail: jpooler@ifmi.com and to:

Institutional Financial Markets, Inc. 1633 Broadway, 28th Floor New York, New York 10019 Attn: Rachael Fink Facsimile: (866) 543-2907 E-mail: rfink@ifmi.com

With a copy to:	Duane Morris LLP 430 South 17th Street Philadelphia, Pennsylvania 19103 Attn: Darrick M. Mix Facsimile: (215) 239-4958 Email: dmix@duanemorris.com

If to Buyer:	At the address on the books and records of the Company.

unless the address is changed by the party by like notice given to the other parties. Notice shall be in writing and shall be deemed delivered: (i) if mailed by certified mail, return receipt requested, postage prepaid and properly addressed to the address above, then three (3) business days after deposit of same in a regularly maintained U.S. Mail receptacle; or (ii) if mailed by Federal Express (FedEx), the United Parcel Service (UPS), or another nationally recognized overnight courier service, next business morning delivery, then one (1) business day after deposit of same in a regularly maintained receptacle of such overnight courier; or (iii) if hand delivered, then upon hand delivery thereof to the address indicated on or prior to 5:00 p.m., New York City time, on a business day. Any notice hand delivered after 5:00 p.m. New York City time, shall be deemed delivered on the following business day. Notwithstanding the foregoing, notices, consents, waivers or other communications referred to in this Agreement may be sent by facsimile, e-mail, or other method of delivery, but shall be deemed to have been delivered only when the sending party has confirmed (by reply e-mail or some other form of written confirmation from the receiving party) that the notice has been received by the other party.

11.4    Entire Agreement.  This Agreement and (i) the Exhibits and Schedules attached hereto, and (ii) the documents delivered pursuant hereto, including the Transaction Documents, collectively, set forth all the promises, covenants, agreements, conditions and understandings between the parties hereto with respect to the subject matter hereof and thereof, and supersede all prior and contemporaneous agreements, understandings, inducements or conditions, expressed or implied, oral or written.

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11.5      Assignment.  No party hereto may sell or assign this Agreement or any of the Transaction Documents, or any portion thereof or any rights thereunder, either voluntarily or by operation of law, nor delegate any of their respective duties or obligations hereunder or thereunder, without the prior written consent of all of the other parties to this Agreement, except that Buyer shall be permitted to assign its rights or obligations hereunder to its and Daniel G. Cohen’s controlled Affiliates, Principals and Family Group members (any such transferee shall be included in the term “Buyer”); provided, that no such assignment shall relieve Buyer of any of its obligations under this Agreement.

11.6      Binding Effect.  This Agreement shall be binding upon the parties hereto, their respective successors and permitted assigns.

11.7      Amendment.  The parties hereby irrevocably agree that no attempted amendment, modification, or change of this Agreement shall be valid and effective, unless the parties shall unanimously agree in writing to such amendment, modification or change.

11.8      No Waiver.  No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No waiver of any provision of this Agreement shall be effective, unless it is in writing and signed by the party against whom it is asserted, and any such written waiver shall only be applicable to the specific instance to which it relates and shall not be deemed to be a continuing or future waiver.

11.9      Gender and Use of Singular and Plural.  All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the party or parties or their personal representatives, successors and assigns may require.

11.10    Execution.  This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Agreement, and the same shall become effective when counterparts have been signed by each party and each party has delivered its signed counterpart to the other party. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

11.11    Headings.  The article and section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of the Agreement.

11.12    Governing Law.  This Agreement shall be construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws that would result in the application of the laws of another jurisdiction. The parties further agree that any action between them shall be heard in New York City, New York, and expressly consent to the jurisdiction and venue of the state and federal courts sitting in New York City, New York, for the adjudication of any civil action asserted pursuant to this Agreement.

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11.13    Further Assurances.    The parties hereto will execute and deliver such further instruments and do such further acts and things as may be reasonably required to carry out the intent and purposes of this Agreement and the other Transaction Documents.

11.14    Survival.  The covenants and agreements made by the Company and Buyer herein shall survive for the duration of any statutes of limitations applicable thereto or until, by their respective terms, they are no longer operative. The representations and warranties made by the Company and Buyer herein shall survive for a period of eighteen (18) months following the Closing Date, provided, however, that the Company Fundamental Representations and Buyer Fundamental Representations shall survive for a period of three (3) years following the Closing Date. Notwithstanding the foregoing in this Section 11.14, the representations and warranties contained in Section 5.13 (Tax Matters) shall survive until the expiration of the statute of limitation applicable thereto.

11.15    Time is of the Essence.  The parties hereby agree that time is of the essence with respect to performance of each of the parties’ obligations under this Agreement. The parties agree that in the event that any date on which performance is to occur falls on a Saturday, Sunday or state or national holiday, then the time for such performance shall be extended until the next business day thereafter occurring.

11.16    Joint Preparation.  The preparation of this Agreement has been a joint effort of the parties and the resulting documents shall not, solely as a matter of judicial construction, be construed more severely against one of the parties than the other.

11.17    Severability.  If any provision of this Agreement is held to be invalid or unenforceable in any respect, then the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

11.18    No Third Party Beneficiaries.    This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that the provisions of Article IX are intended for the benefit of the Persons referred to in that Article.

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11.19    WAIVER OF JURY TRIAL.    EACH OF BUYER AND THE COMPANY, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, IRREVOCABLY, THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR ANY OTHER AGREEMENT EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONJUNCTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH BUYER AND THE COMPANY ARE ADVERSE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR BUYER TO PURCHASE THE SECURITIES.

[SIGNATURES ON THE FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be executed as of the date and year first set forth above.

COMPANY:

INSTITUTIONAL FINANCIAL MARKETS, INC.

By: /s/ Joseph W. Pooler, Jr.
Name:	Joseph W. Pooler, Jr.
Title:	Executive Vice President, Chief Financial Officer and Treasurer

BUYER:

COHEN BROS. FINANCIAL, LLC

By: /s/ Daniel G. Cohen
Name:	Daniel G. Cohen
Title:	Managing Member

[Signature page to Securities Purchase Agreement]

DISCLOSURE SCHEDULES AND EXHIBITS:

The Disclosure Schedules and the Exhibits to the Cohen Purchase Agreement are incorporated by reference to the corresponding documents filed with Institutional Financial Markets, Inc.’s Current Report on Form 8-K, filed with the U.S. Securities Exchange Commission on May 13, 2013.

ANNEX B

[LETTERHEAD OF SANDLER O’NEILL + PARTNERS, L.P.]

May 9, 2013

Special Committee of the Board of Directors

Institutional Financial Markets, Inc.

2929 Arch Street, 17th Floor

Philadelphia, Pennsylvania 19104

Ladies and Gentlemen:

You have advised us that Institutional Financial Markets, Inc. (the “Company”) intends to enter into two securities purchase agreements, dated May 9, 2013 (collectively, the “Agreement”) with Mead Park Capital Partners LLC (“Buyer”) and Cohen Bros. Financial, LLC (“Cohen” and the Buyer, collectively, the “Buyers”) pursuant to which Buyers will purchase, in the aggregate, from the Company (i) 2,749,167 newly issued shares of the Company’s common stock, $0.001 par value (the “Common Stock”) for a purchase price of $2.00 per share (the “Purchase Price”) and (ii) convertible senior promissory notes (the “Notes”) in the aggregate principal amount of $8,247,501 (the “Capital Transaction”). The Notes will accrue interest of 8% per annum and shall be convertible, at the Buyers’ discretion, into a number of shares of Common Stock determined by dividing the amount of principal outstanding on the Note by $3.00 (the “Conversion Price” and together with the Purchase Price, the “Common Stock Purchase Price”). The terms of the transaction are more fully described in the Agreement. Capitalized terms used herein without definition shall have the meanings given to such terms in the Agreement. You have requested our opinion as to the fairness, from a financial point of view, of the Common Stock Purchase Price to the Company and its unaffiliated shareholders.

Sandler O’Neill & Partners, L.P., as part of its investment banking business, is regularly engaged in the valuation of financial institutions and their securities in connection with mergers and acquisitions and other corporate transactions. In connection with this opinion, we have reviewed, among other things: (i) the Agreement, the Notes and certain related documents; (ii) certain publicly available financial statements and other historical financial information of the Company that we deemed relevant; (iii) internal financial projections for the Company based on a 2013 annual budget as provided by senior management of the Company and estimated growth rates for the years ending December 31, 2014 through December 31, 2018 as provided by senior management of the Company, including the pro forma financial impact of the capital raising transaction on the Company; (iv) a comparison of certain financial information for the Company with similar institutions for which publicly available information is available; (v) the financial terms of certain recent recapitalization and minority investment transactions in the financial institutions and services industries, to the extent publicly available; (vi) the current market environment generally and the financial services environment in particular; and (vii) such other information, financial studies, analyses and investigations and financial, economic and market criteria as we considered relevant. We also discussed with certain members of senior management of the Company the business, financial condition, results of operations and prospects of the Company.

In performing our review, we have relied upon the accuracy and completeness of all of the financial and other information that was available to us from public sources, that was provided to us by the Company or that was otherwise reviewed by us and have assumed such accuracy and completeness for purposes of rendering this opinion. We have further relied on the assurances of the management of the Company that they are not aware of any facts or circumstances that would make any of such information inaccurate or misleading. We have not been asked to and have not undertaken an independent verification of any of such information and we do not assume any responsibility or liability for the accuracy or completeness thereof. We did not make an independent evaluation or appraisal of the specific assets, the collateral securing assets or the liabilities (contingent or otherwise) of the Company.

In preparing its analyses, Sandler O’Neill used internal financial projections estimates of the senior management of the Company as discussed with senior management of the Company. With respect to those projections, estimates and judgments, the Company’s management confirmed to us that those projections, estimates and judgments reflected the best currently available estimates and judgments of management of the future financial performance of the Company and we assumed that such performance would be achieved. We express no opinion as to such estimates or the assumptions on which they are based. We have also assumed that there has been no material change in the Company’s assets, financial condition, results of operations, business or prospects since the date of the most recent financial statements made available to us. We have assumed in all respects material to our analysis that the Company would remain as a going concern for all periods relevant to our analyses, that all of the representations and warranties contained in the Agreement and all related agreements are true and correct, that each party to the agreements will perform all of the covenants required to be performed by such party under the agreements, that the conditions precedent in the Agreement are not waived. Sandler O’Neill renders no opinion as to any legal, accounting and tax matters relating to the Capital Transaction.

Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Events occurring after the date hereof could materially affect this opinion. We have not undertaken to update, revise, reaffirm or withdraw this opinion or otherwise comment upon events occurring after the date hereof.

We have acted as financial advisor to the Special Committee of the Board of Directors in connection with the capital transaction described herein and we will receive a fee for rendering this opinion. The Company has also agreed to indemnify us against certain liabilities arising out of our engagement. In the ordinary course of our business as a broker-dealer, we may purchase securities from and sell securities to the Company and Buyer and their affiliates.

Our opinion is directed to the Special Committee of the Board of Directors of the Company in connection with its consideration of the Capital Transaction and does not constitute

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a recommendation to any shareholder of the Company as to how any such shareholder should vote at any meeting of shareholders called to consider and vote upon the Capital Transaction. Our opinion is directed only to the fairness, from a financial point of view, of the Common Stock Purchase Price and does not address the underlying business decision of the Company to enter into the Capital Transaction, the relative merits of the Capital Transaction as compared to any other alternative business strategies that might exist for the Company or the effect of any other transaction in which the Company might engage. This opinion shall not be reproduced or used for any other purposes, without Sandler O’Neill’s prior written consent. This Opinion has been approved by Sandler O’Neill’s fairness opinion committee.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Common Stock Purchase Price is fair to the Company and its unaffiliated shareholders from a financial point of view.

Very truly yours,

/s/ Sandler O’Neill + Partners, L.P.

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M60892-P41271

INSTITUTIONAL FINANCIAL MARKETS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 25, 2013 9:00 A.M., LOCAL TIME

The undersigned stockholder of INSTITUTIONAL FINANCIAL MARKETS, INC., a Maryland corporation (the “Company”), hereby appoints Joseph W. Pooler, Jr. and Douglas Listman, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the 2013 Annual Meeting of Stockholders to be held on July 25, 2013 at 9:00 a.m. local time, at the offices of Duane Morris LLP at 1540 Broadway, New York, New York 10036, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes which the undersigned would be entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting.

Whether or not you expect to attend in person, we urge you to authorize your proxy by phone, via the Internet, or by signing, dating, and returning this proxy card at your earliest convenience. This will help to ensure the presence of a quorum at the meeting. Promptly authorizing your proxy will save the Company the expense and extra work of additional solicitation. An addressed envelope, for which no postage is required if mailed in the United States, is enclosed if you wish to authorize your proxy by mail. Submitting your proxy now will not prevent you from voting the shares at the meeting if you desire to do so, as your vote by proxy is revocable at your option.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side

INSTITUTIONAL FINANCIAL MARKETS, INC. CIRA CENTRE 2929 ARCH STREET - 17TH FLOOR PHILADELPHIA, PA 19104	VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M60891-P41271	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INSTITUTIONAL FINANCIAL MARKETS, INC.			For All	Withhold All	For All Except		To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR the following			☐	☐	☐

1.	Election of Directors
Nominees:
	01) Daniel G. Cohen	05) Joseph M. Donovan
	02) Thomas P. Costello	06) Jack Haraburda
	03) G. Steven Dawson	07) Christopher Ricciardi
	04) Jack J. DiMaio, Jr.	08) Neil S. Subin

						The Board of Directors recommends you vote 3 YEARS on the following proposal:		1 Year	2 Years	3 Years	Abstain
The Board of Directors recommends that you vote FOR the following proposal:			For	Against	Abstain	4.	To vote, on an advisory basis, on the frequency of the advisory vote to approve the compensation of the named executive officers of the Company.	☐	☐	☐	☐
2.	To approve the issuance of shares of the Company’s common stock in connection with the Securities Purchase Agreements (i) by and among the Company, Mead Park Holdings LP and Mead Park Capital Partners LLC, and (ii) by and between the Company and Cohen Bros. Financial, LLC.		☐	☐	☐	The Board of Directors recommends that you vote FOR the following proposal:			For	Against	Abstain
						5.	To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2013.		☐	☐	☐
The Board of Directors recommends that you vote FOR the following proposal:			For	Against	Abstain
3.	To approve, on an advisory basis, the compensation of the named executive officers of the Company, as disclosed in the proxy statement		☐	☐	☐	NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
For address changes and/or comments, please check this box and write them on the back where indicated.					☐
Please indicate if you plan to attend this meeting.			☐	☐
			Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)		Date